Filed Pursuant to Rule 497(e)

File Number 333-37856

Statement of Additional Information For The

Flexible Premium Single Life and Joint and

Last Survivor Variable Life Insurance Policy

Single Life Policy

Form P1254 4/00

Joint and Last Survivor Life Policy

Form P1255 4/00

Issued by:

GE Life and Annuity Assurance Company

GE Life & Annuity Separate Account III

6610 West Broad Street

Richmond, Virginia 23230

Telephone Number: 1-800-352-9910

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the prospectus, dated May 1, 2003 (as amended September 2, 2003), for the Flexible Premium Single Life and Joint and Last Survivor Variable Life Insurance Policies issued by GE Life and Annuity Assurance Company through its GE Life & Annuity Separate Account III.

For a free copy of the prospectus:

Call:	1-800-352-9910

Or write:	GE Life and Annuity Assurance Company
6610 West Broad Street
Richmond, Virginia 23230

Or visit:	www.gefinancialservice.com

Or contact your financial representative

The date of this Statement of Additional Information is May 1, 2003 (as amended September 2, 2003).

THE COMPANY

We are a stock life insurance company operating under a charter granted by the Commonwealth of Virginia on March 21, 1871 to The Life Insurance Company of Virginia. General Electric Capital Corporation (“GE Capital”) acquired us from Aon Corporation on April 1, 1996. GE Capital subsequently contributed us to its wholly owned subsidiary, GE Financial Assurance Holdings, Inc. (“GE Financial Assurance”) and ultimately the majority of the outstanding common stock to General Electric Capital Assurance Company (“GECA”). As part of an internal reorganization of GE Financial Assurance’s insurance subsidiaries, The Harvest Life Insurance Company (“Harvest”) merged into the Company on January 1, 1999. At this time we were renamed GE Life and Annuity Assurance Company. Harvest’s former parent, Federal Home Life Insurance Company (“Federal”), received common stock of the Company in exchange for its interest in Harvest.

GE Financial Assurance indirectly owns approximately ninety-seven percent of our outstanding common stock. The stock is owned directly by General Electric Capital Assurance Company (“GE Capital Assurance”) and by Federal. Both GE Capital Assurance, which directly owns approximately eighty-five percent of our outstanding common stock, and Federal, which owns approximately twelve percent of our outstanding common stock, are indirectly owned by GE Financial Assurance. The 800 or 3% remaining shares of our outstanding common stock are owned by Phoenix Life Insurance Company, Inc. (“Phoenix”). All of our outstanding non-voting preferred stock is owned by GE Financial Assurance. GE Financial Assurance is a wholly-owned subsidiary of GE Insurance, Inc. (“GEI”). GEI is a wholly owned subsidiary of GE Capital which in turn is wholly owned, directly or indirectly, by General Electric Company (“GE”).

We principally offer annuity contracts, institutional stable value products, and life insurance. We do business in the District of Columbia and all states except New York. Our principal offices are located at 6610 West Broad Street, Richmond, Virginia 23230.

We are subject to regulation by the State Corporation Commission of the Commonwealth of Virginia. We file an annual statement with the Virginia Commissioner of Insurance on or before March 1 of each year covering our operations and reporting on our financial condition as of December 31 of the preceding year. Periodically, the Commissioner of Insurance examines our liabilities and reserves and those of the Separate Account and assesses their adequacy, and a full examination of our operations is conducted by the State Corporation Commission, Bureau of Insurance of the Commonwealth of Virginia, at least every five years.

We are also subject to the insurance laws and regulation of other states within which we are licensed to operate.

THE SEPARATE ACCOUNT

We established the GE Life & Annuity Separate Account III as a separate investment account on February 10, 1987. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”) and meets the definition of a separate account under the Federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Separate Account by the SEC.

ADDITIONAL INFORMATION ABOUT THE GUARANTEE ACCOUNT

Amounts in the Guarantee Account are held in, and are part of, our General Account. The General Account consists of our assets other than those allocated to the Separate Account and our other separate accounts. Subject to statutory authority, we have sole discretion over the investment of assets of the General Account. The assets of the General Account are chargeable with liabilities arising out of any business we may conduct.

The initial interest rate guarantee period for any allocation you make to the Guarantee Account will be one year or longer. Subsequent interest rate guarantee periods will each be at least one year. We may credit additional rates of interest for specified periods from time to time. We determine the interest rates in our sole discretion. The determination made will be influenced by, but not necessarily correspond to, interest rates available on fixed income investments which we may acquire with the amounts we receive as premium payments or transfers of assets under the Policies. You will have no direct or indirect interest in these investments. We also will consider other factors in determining interest rates for a guarantee period including, but not limited to, regulatory and tax requirements, sales commissions, and administrative expenses borne by us, general economic trends, and competitive factors. Amounts you allocate to the Guarantee Account will not share in the investment performance of our General Account. We cannot predict or guarantee the level of interest rates in future guarantee periods. If you allocate assets to the Guarantee Account, such assets will earn interest monthly at an annual effective rate of at least 4%.

We reserve the right to impose restrictions on transfers involving the Guarantee Account. Such restrictions may include permitting transfers from an interest rate guarantee period only during the 30 day period immediately following the end of the guarantee period, limiting the amount of assets available for transfer at any one time to 25% of the allocations to the Guarantee Account plus accrued interest and prohibiting transfers to the Guarantee Account for the six month period following a transfer from the Guarantee Account.

AGREEMENTS WITH DISTRIBUTORS AND ADVISERS FOR THE FUNDS

We have entered into agreements with either the investment adviser or distributor of each of the Funds under which the adviser or distributor pays us a fee ordinarily based upon a percentage of the average annual aggregate net amount we have invested in the Portfolio on behalf of the Separate Account and other separate accounts. These percentages differ, and some investment advisers or distributors pay us a greater percentage than other advisors or distributors. The amounts we receive under these agreements may be significant. The agreements reflect administrative services we provide.

ADDITIONAL INFORMATION ON PREMIUM PAYMENTS

The initial premium is due on the Policy Date. Your initial premium will be shown in your Policy’s data pages and must be at least $25,000.

The total premium received must equal the Guideline Single Premium for life insurance as determined in the Code. The relationship between the Guideline Single Premium and the Specified Amount depends on the Age, gender (where applicable), and risk class of the Insured. Generally, the same Guideline Single Premium will purchase a higher Specified Amount for a younger Insured than for an older Insured of the same gender and risk class. Likewise, the same Guideline Single Premium will purchase a slightly higher Specified Amount for a female Insured than for a male Insured of the same Age and risk class. Representative Specified Amounts for a $35,000 Guideline Single Premium are as follows:

Single Life Policy

	Specified Amount(s)
Age	Male	Female

10	$632,214	$816,388
20	432,494	543,872
30	290,655	356,528
40	188,488	231,285
50	125,525	154,327
60	87,427	105,403
70	64,806	73,913
80	52,125	55,347
90	45,371	45,886

Joint and Last Survivor Life Policy

Male	Female	Specified Amount(s)
Age	Age

20	20	$976,524
30	30	561,334
40	40	346,643
50	50	210,570
60	60	131,557
70	70	85,768
80	80	60,523
90	90	47,855

ADDITIONAL INFORMATION ABOUT THE COST OF INSURANCE CHARGE

The current cost of insurance charge will never exceed the guaranteed cost of insurance charges as shown in your Policy. The guaranteed maximum monthly cost of insurance charge equals (a) times (b) and then divided by (c), where:

(a)    is the guaranteed maximum cost of insurance rate per $1,000 shown in your Policy based on the Insured’s or each Insured’s Attained Age, gender and rating class;

(b)    is an amount equal to the death benefit divided by 1.0032737, minus the Account Value; and

(c)    is $1,000.

The cost of insurance rates are based on the Commissioners’ 1980 Standard Ordinary Mortality Tables and vary based on Attained Age, gender and applicable rating class. The original rating class applies to the initial Specified Amount. If an increase in Specified Amount is approved, a different rating class may apply to the increase, based on the Insured’s circumstances at the time of the increase. The guaranteed maximum cost of insurance rates are based on the Insured’s Attained Age, gender and rating class. The guaranteed maximum cost of insurance rates generally increase as the Insured’s Attained Age increases. Modifications to cost of insurance rates are made for rating classes other than standard.

For a joint and last survivor Policy, we determine the guaranteed maximum cost of insurance rates in a manner that reflects the anticipated mortality of both Insureds and the fact that the death benefit is not payable until the death of the last surviving Insured. As such, the death of the first Insured to die will not affect the cost of insurance scale for the second Insured.

REDUCTION OF CHARGES FOR GROUP SALES

We may reduce charges and/or deductions for sales of the Policies to a trustee, employer or similar entity representing a group or to members of the group where such sales result in savings of sales or administrative expenses. We will base these discounts on the following:

(1)	The size of the group. Generally, the sales expenses for each individual Owner for a larger group are less than for a smaller group because more Policies can be implemented with fewer sales contacts and less administrative cost.

(2)	The total amount of premium payments to be received from a group. The number of Policy sales and other expenses are generally proportionately less on larger premium payments than on smaller ones.

(3)	The purpose for which the Policies are purchased. Certain types of plans are likely to be more stable than others. Such stability reduces the number of sales contacts and administrative and other services required, reduces sales administration and results in fewer Policy terminations. As a result, our sales and other expenses are reduced.

(4)	The nature of the group for which the Policies are purchased. Certain types of employee and professional groups are more likely to continue Policy participation for longer periods than are other groups with more mobile membership. If fewer Policies are terminated in a given group, our sales and other expenses are reduced. Likewise, we may realize reduced sales and other expenses for sales to groups that are affiliated with us or with whom we transact business, such as our own employees, the employees of our affiliated companies, the employees of broker/dealers with whom we have selling agreements and the employees of our other business partners, including family members of such employees.

(5)	Other circumstances. There may be other circumstances of which we are not presently aware, which could result in reduced sales expenses.

If, after we consider the factors listed above, we determine that a group purchase would result in reduced sales expenses, we may reduce the charges and/or deductions for each group. Reductions in these charges and/or deductions will not be unfairly discriminatory against any person, including the affected Owners and all other owners of policies funded by the Separate Account.

Any such reduction in charges and/or deductions will be consistent with the standards we use in determining the reduction in charges and/or deductions for other group arrangements.

GRACE PERIOD

If the Surrender Value on a Monthly Anniversary Date is insufficient to cover the monthly deduction due on that Monthly Anniversary Date, we will allow a 61 day grace period for payment of a premium sufficient to cover the monthly deduction. This grace period will begin on the day we mail notice of the sufficient premium. We will mail notice to you and any assignee of record in our Home Office. If such premium is not paid by the end of the grace period, the Policy will terminate without value. The monthly deduction is described in the Account Value Benefits section. Coverage continues during the grace period. If the Insured dies during the grace period, the proceeds will be reduced by any overdue monthly deduction.

Coverage continues during the 61 day grace period. If the death of the Insured occurs during the grace period, Death Benefit Proceeds will be reduced by the amount of the sufficient premium that would have been required to keep the Policy in effect. If the sufficient premium is not paid by the end of the grace period, the Policy will terminate without value.

REINSTATEMENT	You may reinstate this Policy within three years of the end of the grace period if:

(1)	you submit an application for reinstatement;

(2)	you provide required evidence of insurability satisfactory to us to determine the guaranteed maximum cost of insurance rate;

(3)	the Policy has not been surrendered for cash; and

(4)	you pay the premium as described below.

The Policy will be reinstated as of the date we approve the reinstatement. The surrender charge will be as though the Policy had been in effect continuously from its original Policy Date.

On the date of reinstatement, the Account Value will be allocated to the Subaccounts specified by you. Unless you tell us otherwise, these allocations will be made in the same manner that Premiums are allocated.

On the date of reinstatement, the Account Value will equal (1) plus (2) minus (3), where:

(1)	is the Account Value on the first day of the grace period;

(2)	is the premium paid to reinstate; and

(3)	is the monthly deduction for the month following the date of reinstatement.

DETERMINING THE DEATH BENEFIT	The Death Benefit is based on the Specified Amount shown in the policy data pages.

If the Insured under a single life Policy or the last Insured under a joint and last survivor Policy at death is younger than Attained Age 100 at the time of death, the amount of the Death Benefit Proceeds will be equal to the:

•	greater of the Specified Amount and the Account Value multiplied by the applicable corridor percentage;

•	minus any Policy Debt; and

•	minus the amount of any monthly deductions, if the date of death occurred during a grace period.

If the Insured under a single life Policy or the last Insured under a joint and last survivor Policy at death is Attained Age 100 or older at the time of death, the amount of the Death Benefit Proceeds will be equal to the:

•	the Account Value multiplied by the applicable corridor percentage;

•	minus any Policy Debt; and

•	minus the amount of any monthly deductions, if the date of death occurred during a grace period.

The corridor percentage depends on the Attained Age of the Insured on the date of death. Corridor percentages may also vary by state.

Attained Age	Corridor Percentage	Attained Age	Corridor Percentage

40 or younger	250%	61	128%
41	243%	62	126%
42	236%	63	124%
43	229%	64	122%
44	222%	65	120%
45	215%	66	119%
46	209%	67	118%
47	203%	68	117%
48	197%	69	116%
49	191%	70	115%
50	185%	71	113%
51	178%	72	111%
52	171%	73	109%
53	164%	74	107%
54	157%	75-90	105%
55	150%	91	104%
56	146%	92	103%
57	142%	93	102%
58	138%	94 or older	101%
59	134%
60	130%

The Specified Amount and Account Value used in calculating the Death Benefit are amounts in effect on the date of death. In no event will the Death Benefit be less than the amount required to keep the Policy qualified as life insurance.

UNIT VALUES

We will purchase shares of the Portfolios at net asset value and direct them to the appropriate Subaccounts. We will redeem sufficient shares of the appropriate Portfolios at net asset value to pay surrender/partial surrender proceeds or for other purposes described in the Policy. We automatically reinvest all dividends and capital gain distributions of the Portfolios in shares of the distributing Portfolios at their net asset value on the date of distribution. In other words, we do not pay Portfolio dividends or Portfolio distributions to Owners as additional units, but instead reflect them in unit values.

We arbitrarily set the unit value for each Subaccount at $10 when we establish the Subaccount. After that, a Subaccount’s unit value varies to reflect the investment experience of the Portfolio in which the Subaccount invests, and may increase or decrease from one Valuation Day to the next. We determine unit value, after a Subaccount’s operations begin, by multiplying the net investment factor (described below) for that Valuation Period by the unit value for the immediately preceding Valuation Period.

NET INVESTMENT FACTOR	The net investment factor for a Valuation Period is (1) divided by (2), where:
(1)	is the result of:

(a)	the value of the assets at the end of the preceding Valuation Period; plus

(b)	the investment income and capital gains, realized or unrealized, credited to those assets at the end of the Valuation Period for which the net investment factor is being determined; minus

(c)	the capital losses, realized or unrealized, charged against those assets during the Valuation Period; minus

(d)	any amount charged against the Separate Account for taxes, or any amount we set aside during the Valuation Period as a provision for taxes attributable to the operation or maintenance of the Separate Account; and

(2)	is the value of the assets in the Subaccount at the end of the preceding Valuation Period.

TAX STATUS OF THE POLICY

The Policies described by the prospectus are designed to comply with the tax law’s Guideline Single Premium Test. Consequently, favorable tax treatment will apply to your Policy only if the premiums paid for your Policy do not exceed a limit established by the tax law. An increase or decrease in the Policy’s Specified Amount may change this premium limit. Also, a Minimum Death Benefit requirement must be satisfied. Due to the coverage of more than one Insured under the joint and last survivor Policy, there is some uncertainty about how the tax law’s limit on premiums should be calculated. As a result, it is possible that a joint and last survivor Policy may exceed the applicable limits, particularly if you pay the full amount of premium permitted under the Policy. We may need to return a portion of your premiums, with earnings thereon, and impose higher cost of insurance charges (not exceeding those guaranteed) in the future. We will monitor the premiums paid for your Policy to keep them within the tax law’s limit.

If your Policy is not a Modified Endowment Contract, you will generally pay tax on the amount of a partial or full surrender only to the extent it exceeds your “investment in the contract.” In a few states, a maturity value will be paid. Maturity proceeds will be taxable to the extent the amount received plus Policy Debt exceeds the “investment in the contract.” You will be taxed on these amounts at ordinary income tax rates, not at lower capital gains tax rates. Your “investment in the contract” generally equals the total of the premiums paid for your Policy plus the amount of any loan that was includible in your income, reduced by any amounts you previously received from the Policy that you did not include in your income.

SPECIAL RULE FOR CERTAIN CASH DISTRIBUTIONS IN THE FIRST 15 POLICY YEARS

During the first 15 years after your Policy is issued, if we distribute cash to you and reduce the Death Benefit Proceeds (e.g., by decreasing the Policy’s Specified Amount), you may be required to pay tax on all or part of the cash payment, even if it is less than your “investment in the contract.” This also may occur if we distribute cash to you up to two years before the proceeds are reduced, or if the cash payment is made in anticipation of the reduction. However, you will not be required to pay tax on more than the amount by which your Account Value exceeds your “investment in the contract.”

CONSIDERATIONS WHERE INSURED LIVES PAST AGE 100

If the Insured survives (or last surviving Insured for joint and last survivor Policies) beyond Age 100, the IRS may seek to deny the tax-free treatment of the Death Benefit Proceeds and instead to tax you on the amount by which your Account Value exceeds your “investment in the contract.” Because we believe the Policy continues to meet the Federal tax definition of life insurance beyond Age 100, we have no current plans to withhold or report taxes in this situation.

LOANS

If your Policy terminates (by a full surrender or by a lapse) while the Insured (or last surviving Insured for joint and last survivor Policies) is alive, you will be taxed on the amount (if any) by which the Policy Debt plus any amount received due to partial surrenders exceeds your investment in the Policy.

Generally, interest paid on Policy Debt or other indebtedness related to the Policy will not be tax deductible, except in the case of certain indebtedness under a Policy covering a “key person.” A tax adviser should be consulted before taking any Policy loan.

LOSS OF INTEREST DEDUCTION WHERE POLICIES ARE HELD BY OR FOR THE BENEFIT OF CORPORATIONS, TRUSTS, ETC.

If an entity (such as a corporation or a trust, not an individual) purchases a Policy or is the Beneficiary(ies) of a Policy issued after June 8, 1997, a portion of the interest on indebtedness unrelated to the Policy may not be deductible by the entity. However, this rule does not apply to a Policy owned by an entity engaged in a trade or business which covers the life of an individual who is:

•	a 20% owner of the entity; or

•	an officer, director, or employee of the trade or business, at the time first covered by the Policy.

This rule also does not apply to a Policy owned by an entity engaged in a trade or business which covers the joint lives of an Owner who is a 20% owner of the entity and the Owner’s spouse at the time first covered by the Policy. Entities that are considering purchasing the Policy, or that will be a Beneficiary(ies) under a Policy, should consult a tax adviser.

CHANGES AND EXCHANGES

The right to change Owners and changes reducing future amounts of Death Benefit Proceeds may have tax consequences depending upon the circumstances of each change. The exchange of one life insurance policy for another life insurance policy generally is not taxed (unless cash is distributed or a loan is reduced or forgiven). However, in the case of the Policy when issued as a joint and last survivor Policy, the other life insurance policy involved in the exchange generally must also cover the same two Insureds. The exercise of the option to split the joint and last survivor version of the Policy into two separate life insurance policies may result in the taxation of the Policy as if there were a full surrender.

OPTIONAL PAYMENT PLANS

The Policy currently offers the following five Optional Payment Plans, free of charge, as alternatives to the payment of a Death Benefit or Surrender Value in a lump sum (see the “Requesting Payments provisions of the prospectus”):

Plan 1 — Income For A Fixed Period.    We will make equal periodic payments for a fixed period not longer than 30 years. Payments can be annual, semi-annual, quarterly, or monthly. If the payee dies before the end of the fixed period, we will discount the amount of the remaining guaranteed payments to the date of the payee’s death at a yearly rate of 3%. We will pay the discounted amount in one sum to the payee’s estate unless otherwise provided. Discounted means we will deduct the amount of interest each remaining payment would have included had it not been distributed early.

Plan 2 — Life Income.    We will make equal monthly payments for a guaranteed minimum period. If the payee lives longer than the minimum period, payments will continue for his or her life. The minimum period can be 10, 15, or 20 years. If the payee dies before the end of the guaranteed period, we will discount the amount of remaining payments for the minimum period at the same interest rate used to calculate the monthly income. We will pay the discounted amount in one sum to the payee’s estate unless otherwise provided.

Plan 3 — Income of a Definite Amount.    We will make equal periodic payments of a definite amount. Payments can be annual, semi-annual, quarterly, or monthly.

The amount paid each year must be at least $120 for each $1,000 of proceeds. Payments will continue until the proceeds are exhausted. The last payment will equal the amount of any unpaid proceeds. If the payee dies, we will pay the amount of the remaining proceeds with earned interest in one sum to the payee’s estate unless otherwise provided.

Plan 4 — Interest Income.    We will make periodic payments of interest earned from the proceeds left with us. Payments can be annual, semi-annual, quarterly or monthly and will begin at the end of the first period chosen. If the payee dies, we will pay the amount of remaining proceeds and any earned but unpaid interest in one sum to the payee’s estate unless otherwise provided.

Plan 5 — Joint Life and Last Survivor Income.    We will make equal monthly payments to two payees for a guaranteed minimum of 10 years. Each payee must be at least 35 years old when payments begin. Payments will continue as long as either payee is living. If both payees die before the end of the minimum period, we will discount the amount of the remaining payments for the 10-year period at the same interest rate used to calculate the monthly income. We will pay the discounted amount in one sum to the last survivor’s estate unless otherwise provided.

You may select an Optional Payment Plan in your application or by writing our Home Office. We will transfer any amount left with us for payment under an Optional Payment Plan to our General Account. Payments under an Optional Payment Plan will not vary with the investment performance of the Separate Account because they are forms of fixed-benefit annuities. Amounts allocated to an Optional Payment Plan will be credited interest at 3% compounded annually. Certain conditions and restrictions apply to payments received under an Optional Payment Plan. For further information, please review your Policy or contact one of our authorized agents.

If Death Benefit Proceeds under the Policy are paid under one of the Optional Payment Plans, the Beneficiary(ies) will be taxed on a portion of each payment (at ordinary income tax rates). We will notify the Beneficiary(ies) annually of the taxable amount of each payment. However, if the Death Benefit Proceeds are held by us under Optional Payment Plan 4 (interest income), the Beneficiary(ies) will be taxed on the interest income as it is credited.

INCONTESTABILITY

The Policy limits our right to contest the Policy as issued, reinstated or as increased, except for material misstatements contained in the application or a supplemental application, after it has been in force for a minimum period during the Insured’s lifetime under the single life Policy or the lifetimes of both Insureds under the joint and last survivor Policy. The minimum period is generally two years from the Policy Date, date of reinstatement or effective date of the increase. This provision does not apply to riders that provide disability benefits (subject to state exception).

SUICIDE EXCLUSION

If the Insured under a single life Policy commits suicide while sane or insane within two years of the Policy Date, all coverage under the Policy will end, and we will pay the Beneficiary(ies) an amount equal to all premiums paid, less outstanding Policy Debt and less amounts paid upon partial surrender of the Policy.

If the Insured under a single life Policy commits suicide while sane or insane more than two years after the Policy Date but within two years after the effective date of an increase in the Specified Amount, we will limit the amount payable with respect to that increase. The amount payable attributable to the increase will equal the monthly deductions for the increase. Such Death Benefit Proceeds will be paid to the Beneficiary(ies) under the same conditions as the initial Specified Amount.

If either Insured under a joint and last survivor Policy commits suicide while sane or insane within two years of the Policy Date, all coverage under the Policy will end, and we will pay the Beneficiary(ies) an amount equal to all premiums paid, less outstanding Policy Debt and less amounts paid upon partial surrender of the Policy.

If the first Insured to die commits suicide while sane or insane more than two years after the Policy Date but within two years after the effective date of an increase in the Specified Amount, we will limit the amount payable with respect to that increase. The amount payable to the Beneficiary(ies) attributable to the increase will equal the monthly deductions for the increase.

If the surviving Insured commits suicide while sane or insane more than two years after the Policy Date but within two years after the effective date of an increase in the Specified Amount, we will limit the proceeds payable with respect to that increase. The Death Benefit Proceeds payable attributable to the increase will equal the additional premium payment required for the increase. Such Death Benefit Proceeds will be paid to the Beneficiary(ies) under the same conditions as the initial Specified Amount.

Please see your Policy for more details.

ADDITIONAL INFORMATION ABOUT THE ACCELERATED BENEFIT RIDER

You may elect an Accelerated Benefit if the Insured is terminally ill. The Accelerated Benefit Rider provides you with access to a portion of the Death Benefit during the Insured’s lifetime, if the Insured is diagnosed with a terminal illness. Joint and last survivor Policies will be eligible for acceleration only after the death of the first Insured and the diagnosis of the terminal illness of the surviving Insured.

For purposes of determining if an Accelerated Benefit is available, we define terminal illness as a medical condition resulting from bodily injury or disease or both:

•	which has been diagnosed by a licensed physician;

•	the diagnosis of which is supported by clinical, radiological, laboratory or other evidence that is satisfactory to us; and

•	which a licensed physician certifies is expected to result in death within 12 months from the date of the certification.

Any request for payment of an accelerated benefit must be in a form satisfactory to us, and any payment of an accelerated benefit requires satisfactory proof of a terminal illness and is subject to our administrative procedures as well as the conditions set forth in the Accelerated Benefit Rider. Please see the Policy rider for more information.

The Accelerated Benefit will equal (1) minus (2) minus (3) minus (4), where:

(1)	is the Eligible Proceeds;

(2)	is the discount for early payment of Death Benefit Proceeds. The discount will be based on the annual interest rate charged for Non-Preferred Policy Loans;

(3)	is the product of

(a)	the ratio of Eligible Proceeds to Total Proceeds; and

(b)	any Policy Debt; and

(4)	is an administrative charge not to exceed $250.

Eligible Proceeds are the lesser of (1) and (2), where:

(1)	is 75% of the Total Proceeds; and

(2)	is $250,000 for all the Insured’s policies in force with us.

Total Proceeds include the Policy’s Death Benefit had the Insured’s death occurred on the date of the approval of the Accelerated Benefit claim.

The Accelerated Benefit will be paid in one lump sum.

If the amount of Eligible Proceeds is equal to the amount of the Death Benefit that would have been paid at the Insured’s death, then our payment of Accelerated Benefit will result in termination of all insurance under the Policy on the life of the Insured (including riders). Any insurance under the Policy on the life of someone other than the Insured will be treated as though the Insured had died.

If the amount of Eligible Proceeds is less than the amount of the Death Benefit that would have been paid at the Insured’s death, then upon payment of the Accelerated Benefit the Policy will continue with the Specified Amount, Account Value, Policy Debt and any additional term insurance eligible to be accelerated under this rider reduced by the ratio of Eligible Proceeds to Total Proceeds. We will waive any surrender charge for the resulting decrease in Specified Amount as well as any minimum Specified Amount requirement under the Policy. Other rider benefits will continue without reduction.

OTHER POLICIES

We offer other variable life insurance policies in the Separate Account which also invest in the same (or many of the same) Portfolios of the Funds. These policies may have different charges that could affect the value of the Subaccounts and may offer different benefits more suitable to your needs. To obtain more information about these policies, contact your financial representative, or call (800) 352-9910.

SALE OF THE POLICIES

We have entered into an underwriting agreement with Capital Brokerage Corporation (doing business in Indiana, Minnesota, New Mexico, and Texas as GE Capital Brokerage Corporation) (“CBC”) for the distribution and sale of the Policies. Pursuant to this agreement, CBC serves as principal underwriter for the Policies, offering them on a continuous basis. CBC is located at 3001 Summer Street, 2nd Floor, Stamford, Connecticut 06905.

CBC was organized as a corporation under the laws of the state of Washington in 1981 and is an affiliate of ours. CBC is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of the NASD.

CBC offers the Policies through its registered representatives who are registered with the NASD and with the states in which they do business. Registered representatives with CBC are also licensed as insurance agents in the states in which they do business and are appointed with us.

CBC also enters into selling agreements with an affiliated broker-dealer (Terra Securities Corporation) and independent broker-dealers to sell the Policies. The registered representatives of these selling firms are registered with the NASD and with the states in which they do business, are licensed as insurance agents in the states in which they do business and are appointed with us.

Although we do not pay any underwriting commissions to CBC, we do pay sales commissions to CBC for promotion and sales of the Policies by its registered representatives as well as by selling firms. In the first Policy year, the selling firm will receive a commission of up to approximately 8.5% of the initial premium payment. We may pay trail commissions up to an annual rate of 0.25% of Account Value, less any Policy Debt for all Policy years. This commission may be returned to us if the Policy is not continued through the first Policy year. We may on occasion pay a higher commission for a short period of time as a special promotion. In the case of sales by the principal underwriter’s registered representatives, a portion of the sales commission is passed through the principal underwriter to its registered representative who sold the Policy. Because the principal underwriter is our affiliate, their registered representatives are eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation programs that we offer, such as conferences, trips, prizes and awards.

CBC also receives 12b-1 fees from AIM Variable Insurance Funds, AllianceBernstein Variable Products Series Fund, Inc., Fidelity Variable Insurance Products Fund, Fidelity Variable Insurance Products Fund II, Fidelity Variable Insurance Products Fund III, Greenwich Street Series Fund, Janus Aspen Series, MFS® Variable Insurance Trust, Nations Separate Account Trust, Oppenheimer Variable Account Funds, Prudential Series Fund, Inc., Salomon Brothers Variable Series Fund, Inc. and Van Kampen Life Investment Trust.

During 2002, 2001 and 2000, $1,419,859, $667,140 and $496,525, respectively were paid to CBC for the sale of Policies in the Separate Account and any new premium received. CBC then passes the entire amount of the sales commission to the selling firm whose registered representative sold the Policy. The selling firm may retain a portion of the commission before it pays the registered representative who sold the Policy. In 2002, 2001 and 2000, no underwriting commissions were paid to CBC.

We intend to recover commissions and costs of Policy benefits through fees and charges imposed under the Policies. Commissions paid on the Policies, including other incentives and payments, are not charged directly to you or to your Account Value.

LEGAL MATTERS	Advice on certain legal matters relating to federal securities laws has been provided by Heather Harker, Vice President, Associate General Counsel and Assistant Secretary of the Company.

EXPERTS

The consolidated financial statements of GE Life and Annuity Assurance Company and subsidiary as of December 31, 2002, and 2001, and for each of the years in the three-year period ended December 31, 2002, and the financial statements of GE Life & Annuity Separate Account III as of December 31, 2002 and for each of the years or lesser periods in the two-year period ended December 31, 2002, have been included herein in reliance upon the reports of KPMG LLP, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. KPMG LLP is located at 1021 East Cary Street, Suite 2000, Richmond, VA 23219.

The report of KPMG LLP dated February 7, 2003 with respect to the consolidated financial statements of GE Life and Annuity Assurance Company and subsidiary contains explanatory paragraphs that state that the Company changed its method of accounting for goodwill and other intangible assets in 2002 and for derivative instruments and hedging activities in 2001.

ACTUARIAL MATTERS	Actuarial matters have been examined by Paul Haley, an actuary of the Company, whose opinion we filed as an exhibit to the registration statement.

PERFORMANCE INFORMATION

We demonstrate adjusted performance and unadjusted performance for the Portfolios available in the Separate Account. The performance tables assume that the Insureds are in the standard risk class and the tables assume that no loans are taken from the Policy. In addition, all illustrations will assume that all capital gains and dividends from the Portfolios are reinvested in the Portfolios.

The performance tables assume an initial Specified Amount of $263,113.00 for a male and a female, both age 60 standard risk class with a single premium of $70,000 at Policy issue.

When available, we will provide the total returns for the periods of one, three, five and ten years. Adjusted performance will also include performance from the date the Portfolio was added to the Separate Account until the end of the stated period. Unadjusted performance will also include performance from the date the Portfolio was declared effective with the SEC until the end of the stated period.

Adjusted Performance assume the following current charges:

1)	a mortality and expense risk charge at an annual rate of 0.70% of assets in the Separate Account for the first 10 Policy years and 0.35% thereafter;

2)	a monthly cost of insurance charge of $2.42;

3)	a premium tax recovery charge of $12.08 per month for 10 Policy years;

4)	a surrender charge of $4200.00 which is derived by assuming that the Policy is surrendered during the first Policy year;

5)	a monthly distribution expense charge of $18.08 for 10 Policy years; and

6)	a monthly administrative charge of $24.08.

Unadjusted performance is calculated similarly to adjusted performance, except that unadjusted performance does not include the charges for the premium tax recovery charge, monthly distribution expense charge, monthly cost of insurance charge or the surrender charge. If such charges were included in the performance, the performance numbers would be lower.

Cost of insurance charges, as well as some of charges for the optional riders, vary based on individual circumstances. See your registered representative our contact our Home Office for a personalized illustration showing all current and guaranteed charges based on hypothetical performance. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.

FINANCIAL STATEMENTS

You should distinguish the consolidated financial statements of the Company and its subsidiary included in this SAI from the financial statements of the Separate Account. Please consider the consolidated financial statements of the Company and its subsidiary only as bearing on our ability to meet our obligations under the Policies. You should not consider the consolidated financial statements of the Company and its subsidiary as affecting the investment performance of the assets held in the Separate Account.

The Separate Account financial statements included in this SAI have several Subaccounts that are not available to this Policy.

GE LIFE & ANNUITY SEPARATE ACCOUNT III

Financial Statements

Year ended December 31, 2002

(With Independent Auditors’ Report Thereon)

GE LIFE & ANNUITY SEPARATE ACCOUNT III

December 31, 2002

INDEPENDENT AUDITORS’ REPORT

Policy Owners

GE Life & Annuity Separate Account III

    and

The Board of Directors

GE Life and Annuity Assurance Company:

We have audited the accompanying statements of assets and liabilities of GE Life & Annuity Separate Account III (the Account) (comprising the AIM Variable Insurance Funds — AIM V.I. Capital Appreciation Fund-Series I Shares, AIM V.I. Growth Fund-Series I Shares, AIM V.I. Premier Equity Fund-Series I Shares; The Alger American Fund — Alger American Growth Portfolio, Alger American Small Capitalization Portfolio; Alliance Variable Products Series Fund, Inc. — Growth and Income Portfolio-Class B, Premier Growth Portfolio-Class B, Quasar Portfolio-Class B; Dreyfus — Dreyfus Investment Portfolios — Emerging Markets Portfolio-Initial Shares, The Dreyfus Socially Responsible Growth Fund, Inc.-Initial Shares; Federated Insurance Series — Federated American Leaders Fund II-Primary Shares, Federated High Income Bond Fund II-Primary Shares, Federated High Income Bond Fund II-Service Shares, Federated International Small Company Fund II, Federated Utility Fund II; Fidelity Variable Insurance Products Fund (“VIP”) — VIP Equity-Income Portfolio, VIP Equity-Income Portfolio-Service Class 2, VIP Growth Portfolio, VIP Growth Portfolio-Service Class 2, VIP Overseas Portfolio; Fidelity Variable Insurance Products Fund II (“VIP II”) — VIP II Asset ManagerSM Portfolio, VIP II Contrafund® Portfolio, VIP II Contrafund® Portfolio-Service Class 2; Fidelity Variable Insurance Products Fund III (“VIP III”) — VIP III Growth & Income Portfolio, VIP III Growth & Income Portfolio-Service Class 2, VIP III Growth Opportunities Portfolio, VIP III Mid Cap Portfolio-Service Class 2; GE Investments Funds, Inc. — Global Income Fund, Income Fund, International Equity Fund, Mid-Cap Value Equity Fund, Money Market Fund, Premier Growth Equity Fund, Real Estate Securities Fund, S&P 500® Index Fund, Small-Cap Value Equity Fund, Total Return Fund, U.S. Equity Fund, Value Equity Fund; Goldman Sachs Variable Insurance Trust (VIT) — Goldman Sachs Growth and Income Fund, Goldman Sachs Mid Cap Value Fund; Janus Aspen Series — Aggressive Growth Portfolio, Aggressive Growth Portfolio-Service Shares, Balanced Portfolio, Balanced Portfolio-Service Shares, Capital Appreciation Portfolio, Capital Appreciation Portfolio-Service Shares, Flexible Income Portfolio, Global Life Sciences Portfolio-Service Shares, Global Technology Portfolio-Service Shares, Growth Portfolio, Growth Portfolio-Service Shares, International Growth Portfolio, International Growth Portfolio-Service Shares, Worldwide Growth Portfolio, Worldwide Growth Portfolio-Service Shares; MFS® Variable Insurance Trust — MFS® Investors Growth Stock Series-Service Class Shares, MFS® Investors Trust Series-Service Class Shares, MFS® New Discovery Series-Service Class Shares, MFS® Utilities Series-Service Class Shares; Oppenheimer Variable Account Funds — Oppenheimer Aggressive Growth Fund/VA, Oppenheimer Bond Fund/VA, Oppenheimer Capital Appreciation Fund/VA, Oppenheimer Global Securities Fund/VA-Service Shares, Oppenheimer High Income Fund/VA, Oppenheimer Main Street Growth & Income Fund/VA-Service Shares, Oppenheimer Multiple Strategies Fund/VA; PBHG Insurance Series Fund, Inc. — PBHG Growth II Portfolio, PBHG Large Cap Growth Portfolio; PIMCO Variable Insurance Trust — Foreign Bond Portfolio-Administrative Class Shares, High Yield Portfolio-Administrative Class Shares, Long-Term U.S. Government Portfolio-Administrative Class Shares, Total Return Portfolio-Administrative Class Shares; Rydex Variable Trust — OTC Fund; Salomon Brothers Variable Series Funds Inc — Investors Fund, Strategic Bond Fund, Total Return Fund; and Van Kampen Life Investment Trust — Comstock Portfolio-Class II Shares) as of December 31, 2002, the related statements of operations for the year or lesser period then ended, the statements of changes in net assets for each of the years or lesser periods in the two year period then ended, and the financial highlights for each of the years or lesser periods in the two year period then ended. These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the underlying mutual funds or their transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting GE Life & Annuity Separate Account III as of December 31, 2002, the results of their operations for the year or lesser period then ended, the changes in their net assets for each of the years or lesser periods in the two year period then ended, and their financial highlights for each of the years or lesser periods in the two year period then ended in conformity with accounting principles generally accepted in the United States of America.

Richmond, Virginia

February 28, 2003

GE LIFE & ANNUITY SEPARATE ACCOUNT III

Statements of Assets and Liabilities

December 31, 2002

	AIM Variable Insurance Funds			The Alger American Fund
	AIM V.I. Capital Appreciation Fund — Series I Shares	AIM V.I. Growth Fund — Series I Shares	AIM V.I. Premier Equity Fund — Series I Shares	Alger American Growth Portfolio	Alger American Small Capitalization Portfolio
Assets
Investments at fair market value (see cost below; note 2a)	$51,780	65,577	349,465	1,538,289	932,515
Dividend receivable	—	—	—	—	—
Receivable from affiliate (note 4b)	—	—	—	—	—
Receivable for units sold	—	5	25	—	—

Total assets	51,780	65,582	349,490	1,538,289	932,515

Liabilities
Accrued expenses payable to affiliate (note 4c)	—	—	—	219	134
Payable for units withdrawn	—	—	—	—	—

Total liabilities	—	—	—	219	134

Net assets attributable to variable life policy owners	$51,780	65,582	349,490	1,538,070	932,381

Outstanding units (note 2b, 4a, and 5): Type I	—	—	—	123,144	149,660

Net asset value per unit: Type I	$—	—	—	12.49	6.23

Outstanding units (note 2b, 4a, and 5): Type II	10,253	16,273	59,640	—	—

Net asset value per unit: Type II	$5.05	4.03	5.86	—	—

Investments in securities, at cost	$56,963	69,311	408,961	2,835,728	1,058,167

Shares outstanding	3,152	5,803	21,545	62,456	76,373

GE LIFE & ANNUITY SEPARATE ACCOUNT III

Statements of Assets and Liabilities, Continued

December 31, 2002

	Alliance Variable Products Series Fund, Inc.			Dreyfus
	Growth and Income Portfolio — Class B	Premier Growth Portfolio — Class B	Quasar Portfolio — Class B	Dreyfus Investment Portfolios-Emerging Markets Portfolio — Initial Shares	The Dreyfus Socially Responsible Growth Fund, Inc. — Initial Shares
Assets
Investments at fair market value (see cost below; note 2a)	$1,328,790	144,242	96,437	23,080	23,349
Dividend receivable	—	—	—	—	—
Receivable from affiliate (note 4b)	—	—	—	—	—
Receivable for units sold	14	—	—	—	5

Total assets	1,328,804	144,242	96,437	23,080	23,354

Liabilities
Accrued expenses payable to affiliate (note 4c)	—	—	—	—	—
Payable for units withdrawn	—	—	15	—	—

Total liabilities	—	—	15	—	—

Net assets attributable to variable life policy owners	$1,328,804	144,242	96,422	23,080	23,354

Outstanding units (note 2b, 4a, and 5): Type I	—	—	—	—	—

Net asset value per unit: Type I	$—	—	—	—	—

Outstanding units (note 2b, 4a, and 5): Type II	164,253	27,422	17,405	2,370	4,597

Net asset value per unit: Type II	$8.09	5.26	5.54	9.74	5.08

Investments in securities, at cost	$1,531,166	191,594	114,803	24,928	27,216

Shares outstanding	80,582	8,343	14,224	2,468	1,235

GE LIFE & ANNUITY SEPARATE ACCOUNT III

Statements of Assets and Liabilities, Continued

December 31, 2002

	Federated Insurance Series
	Federated American Leaders Fund II — Primary Shares	Federated High Income Bond Fund II — Primary Shares	Federated High Income Bond Fund II — Service Shares	Federated International Small Company Fund II	Federated Utility Fund II
Assets
Investments at fair market value (see cost below; note 2a)	$620,613	683,370	203,363	14,926	253,123
Dividend receivable	—	—	—	—	—
Receivable from affiliate (note 4b)	—	—	—	—	—
Receivable for units sold	—	—	—	—	—

Total assets	620,613	683,370	203,363	14,926	253,123

Liabilities
Accrued expenses payable to affiliate (note 4c)	615	98	—	—	542
Payable for units withdrawn	—	—	—	—	—

Total liabilities	615	98	—	—	542

Net assets attributable to variable life policy owners	$619,998	683,272	203,363	14,926	252,581

Outstanding units (note 2b, 4a, and 5): Type I	46,687	49,334	—	—	23,173

Net asset value per unit: Type I	$13.28	13.85	—	—	10.90

Outstanding units (note 2b, 4a, and 5): Type II	—	—	20,604	2,749	—

Net asset value per unit: Type II	$—	—	9.87	5.43	—

Investments in securities, at cost	$794,035	576,569	209,823	28,786	402,554

Shares outstanding	40,803	96,521	28,724	3,259	33,660

GE LIFE & ANNUITY SEPARATE ACCOUNT III

Statements of Assets and Liabilities, Continued

December 31, 2002

	Fidelity Variable Insurance Products Fund (“VIP”)					Fidelity Variable Insurance Products Fund II (“VIP II”)
	VIP Equity- Income Portfolio	VIP Equity- Income Portfolio — Service Class 2	VIP Growth Portfolio	VIP Growth Portfolio — Service Class 2	VIP Overseas Portfolio	VIP II Asset ManagerSM Portfolio	VIP II Contrafund® Portfolio	VIP II Contrafund® Portfolio — Service Class 2
Assets
Investments at fair market value (see cost below; note 2a)	$8,567,218	743,060	5,498,359	148,461	1,604,315	4,593,881	5,780,002	419,326
Dividend receivable	—	—	—	—	—	—	—	—
Receivable from affiliate (note 4b)	—	—	—	—	—	—	—	—
Receivable for units sold	—	—	—	—	2,207,167	—	—	—

Total assets	8,567,218	743,060	5,498,359	148,461	3,811,482	4,593,881	5,780,002	419,326

Liabilities
Accrued expenses payable to affiliate (note 4c)	1,223	—	786	—	228	656	828	—
Payable for units withdrawn	—	9	—	—	—	—	—	—

Total liabilities	1,223	9	786	—	228	656	828	—

Net assets attributable to variable life policy owners	$8,565,995	743,051	5,497,573	148,461	3,811,254	4,593,225	5,779,174	419,326

Outstanding units (note 2b, 4a, and 5): Type I	274,815	—	178,203	—	265,593	188,247	252,256	—

Net asset value per unit: Type I	$31.17	—	30.85	—	14.35	24.40	22.91	—

Outstanding units (note 2b, 4a, and 5): Type II	—	90,067	—	28,278	—	—	—	53,898

Net asset value per unit: Type II	$—	8.25	—	5.25	—	—	—	7.78

Investments in securities, at cost	$10,445,662	828,060	6,440,457	177,858	1,348,240	5,512,024	6,770,326	433,557

Shares outstanding	471,763	41,281	234,572	6,396	146,112	360,304	319,337	23,361

GE LIFE & ANNUITY SEPARATE ACCOUNT III

Statements of Assets and Liabilities, Continued

December 31, 2002

	Fidelity Variable Insurance Products Fund III (“VIP III”)
	VIP III Growth & Income Portfolio	VIP III Growth & Income Portfolio — Service Class 2	VIP III Growth Opportunities Portfolio	VIP III Mid Cap Portfolio — Service Class 2
Assets
Investments at fair market value (see cost below; note 2a)	$422,028	93,146	209,802	370,778
Dividend receivable	—	—	—	—
Receivable from affiliate (note 4b)	—	—	—	—
Receivable for units sold	—	6	—	46

Total assets	422,028	93,152	209,802	370,824

Liabilities
Accrued expenses payable to affiliate (note 4c)	601	—	514	—
Payable for units withdrawn	—	—	—	—

Total liabilities	601	—	514	—

Net assets attributable to variable life policy owners	$421,427	93,152	209,288	370,824

Outstanding units (note 2b, 4a, and 5): Type I	35,060	—	25,246	—

Net asset value per unit: Type I	$12.02	—	8.29	—

Outstanding units (note 2b, 4a, and 5): Type II	—	12,761	—	40,527

Net asset value per unit: Type II	$—	7.30	—	9.15

Investments in securities, at cost	$487,087	102,733	344,496	382,893

Shares outstanding	38,861	8,681	17,916	21,321

GE LIFE & ANNUITY SEPARATE ACCOUNT III

Statements of Assets and Liabilities, Continued

December 31, 2002

	GE Investments Funds, Inc.
	Global Income Fund	Income Fund	International Equity Fund	Mid-Cap Value Equity Fund	Money Market Fund	Premier Growth Equity Fund	Real Estate Securities Fund	S&P 500® Index Fund	Small-Cap Value Equity Fund	Total Return Fund	U.S. Equity Fund	Value Equity Fund
Assets
Investments at fair market value (see cost below; note 2a)	$150,360	3,028,385	392,610	1,745,861	16,242,409	692,109	967,561	5,100,798	446,081	1,609,809	526,892	134,438
Dividend receivable	—	—	—	—	—	—	—	—	—	—	—	—
Receivable from affiliate (note 4b)	—	—	—	—	2,708	1	—	1	—	—	—	—
Receivable for units sold	—	—	—	44	29,986	—	—	22	—	—	—	26

Total assets	150,360	3,028,385	392,610	1,745,905	16,275,103	692,110	967,561	5,100,821	446,081	1,609,809	526,892	134,464

Liabilities
Accrued expenses payable to affiliate (note 4c)	22	447	57	178	2,086	70	159	541	—	241	45	—
Payable for units withdrawn	—	1,081,852	—	—	—	—	—	6,369	7	—	—	—

Total liabilities	22	1,082,299	57	178	2,086	70	159	6,910	7	241	45	—

Net assets attributable to variable life policy owners	$150,338	1,946,086	392,553	1,745,727	16,273,017	692,040	967,402	5,093,911	446,074	1,609,568	526,847	134,464

Outstanding units (note 2b, 4a, and 5): Type I	13,107	146,090	41,672	84,565	835,428	64,298	46,757	120,870	—	54,067	35,121	—

Net asset value per unit: Type I	$11.47	13.05	9.42	14.43	17.48	7.69	20.69	30.57	—	29.77	8.89	—

Outstanding units (note 2b, 4a, and 5): Type II	—	3,685	—	56,198	156,489	28,636	—	214,227	40,812	—	28,924	17,577

Net asset value per unit: Type II	$—	10.75	—	9.35	10.67	6.90	—	6.53	10.93	—	7.42	7.65

Investments in securities, at cost	$376,366	3,238,011	315,530	2,056,898	16,240,884	479,077	1,065,809	6,955,127	483,641	1,822,725	527,732	152,215

Shares outstanding	13,871	234,214	63,019	131,268	16,242,409	12,644	73,635	315,253	43,435	126,957	20,462	18,266

GE LIFE & ANNUITY SEPARATE ACCOUNT III

Statements of Assets and Liabilities, Continued

December 31, 2002

	Goldman Sachs Variable Insurance Trust (VIT)		Janus Aspen Series
	Goldman Sachs Growth and Income Fund	Goldman Sachs Mid Cap Value Fund	Aggressive Growth Portfolio	Aggressive Growth Portfolio — Service Shares	Balanced Portfolio	Balanced Portfolio — Service Shares	Capital Appreciation Portfolio	Capital Appreciation Portfolio — Service Shares	Flexible Income Portfolio	Global Life Sciences Portfolio — Service Shares	Global Technology Portfolio — Service Shares
Assets
Investments at fair market value (see cost below; note 2a)	$51,852	2,272,684	1,248,450	411,663	3,858,178	924,480	975,971	32,656	1,421,427	488,360	19,086
Dividend receivable	—	—	—	—	—	—	—	—	—	—	—
Receivable from affiliate (note 4b)	8	—	—	—	—	—	—	—	—	—	—
Receivable for units sold	—	—	—	22	—	7	—	—	—	—	—

Total assets	51,860	2,272,684	1,248,450	411,685	3,858,178	924,487	975,971	32,656	1,421,427	488,360	19,086

Liabilities
Accrued expenses payable to affiliate (note 4c)	7	409	178	—	555	—	139	—	204	39	1
Payable for units withdrawn	—	—	4,951	—	—	—	—	—	1,100,024	—	—

Total liabilities	7	409	5,129	—	555	—	139	—	1,100,228	39	1

Net assets attributable to variable life policy owners	$51,853	2,272,275	1,243,321	411,685	3,857,623	924,487	975,832	32,656	321,199	488,321	19,085

Outstanding units (note 2b, 4a, and 5): Type I	7,637	201,801	87,006	—	189,007	—	58,293	—	19,609	41,499	4,019

Net asset value per unit: Type I	$6.79	11.26	14.29	—	20.41	—	16.74	—	16.38	6.53	2.46

Outstanding units (note 2b, 4a, and 5): Type II	—	—	—	115,968	—	103,642	—	5,407	—	37,278	3,129

Net asset value per unit: Type II	$—	—	—	3.55	—	8.92	—	6.04	—	5.83	2.94

Investments in securities, at cost	$67,441	2,401,677	2,309,447	512,529	4,030,945	976,619	1,300,533	37,978	1,580,035	620,200	236,461

Shares outstanding	6,370	214,202	78,816	26,355	187,381	43,362	56,187	1,894	115,563	89,443	7,919

GE LIFE & ANNUITY SEPARATE ACCOUNT III

Statements of Assets and Liabilities, Continued

December 31, 2002

	Janus Aspen Series (continued)
	Growth Portfolio	Growth Portfolio — Service Shares	International Growth Portfolio	International Growth Portfolio — Service Shares	Worldwide Growth Portfolio	Worldwide Growth Portfolio — Service Shares
Assets
Investments at fair market value (see cost below; note 2a)	$3,206,399	75,761	1,266,832	42,626	5,638,354	127,971
Dividend receivable	—	—	—	—	—	—
Receivable from affiliate (note 4b)	—	—	—	—	—	—
Receivable for units sold	—	—	—	—	—	—

Total assets	3,206,399	75,761	1,266,832	42,626	5,638,354	127,971

Liabilities
Accrued expenses payable to affiliate (note 4c)	461	—	259	—	803	—
Payable for units withdrawn	5,665	—	—	—	6,823	—

Total liabilities	6,126	—	259	—	7,626	—

Net assets attributable to variable life policy owners	$3,200,273	75,761	1,266,573	42,626	5,630,728	127,971

Outstanding units (note 2b, 4a, and 5): Type I	208,895	—	96,464	—	311,606	—

Net asset value per unit: Type I	$15.32	—	13.13	—	18.07	—

Outstanding units (note 2b, 4a, and 5): Type II	—	15,336	—	8,182	—	24,100

Net asset value per unit: Type II	$—	4.94	—	5.21	—	5.31

Investments in securities, at cost	$3,090,907	93,820	1,027,122	51,134	7,346,432	152,139

Shares outstanding	219,466	5,232	73,227	2,481	267,855	6,108

GE LIFE & ANNUITY SEPARATE ACCOUNT III

Statements of Assets and Liabilities, Continued

December 31, 2002

	MFS® Variable Insurance Trust
	MFS® Investors Growth Stock Series — Service Class Shares	MFS® Investors Trust Series — Service Class Shares	MFS® New Discovery Series — Service Class Shares	MFS® Utilities Series — Service Class Shares
Assets
Investments at fair market value (see cost below; note 2a)	$220,082	608,344	89,784	718,539
Dividend receivable	—	—	—	—
Receivable from affiliate (note 4b)	—	—	—	—
Receivable for units sold	—	—	—	—

Total assets	220,082	608,344	89,784	718,539

Liabilities
Accrued expenses payable to affiliate (note 4c)	—	—	—	1
Payable for units withdrawn	—	—	15	—

Total liabilities	—	—	15	1

Net assets attributable to variable life policy owners	$220,082	608,344	89,769	718,538

Outstanding units (note 2b, 4a, and 5): Type I	—	—	—	—

Net asset value per unit: Type I	$—	—	—	—

Outstanding units (note 2b, 4a, and 5): Type II	43,754	91,756	14,432	122,827

Net asset value per unit: Type II	$5.03	6.63	6.22	5.85

Investments in securities, at cost	$233,570	758,359	107,427	879,095

Shares outstanding	31,485	45,365	8,650	59,978

GE LIFE & ANNUITY SEPARATE ACCOUNT III

Statements of Assets and Liabilities, Continued

December 31, 2002

	Oppenheimer Variable Account Funds
	Oppenheimer Aggressive Growth Fund/VA	Oppenheimer Bond Fund/VA	Oppenheimer Capital Appreciation Fund/VA	Oppenheimer Global Securities Fund/VA — Service Shares	Oppenheimer High Income Fund/VA	Oppenheimer Main Street Growth & Income Fund/VA — Service Shares	Oppenheimer Multiple Strategies Fund/VA
Assets
Investments at fair market value (see cost below; note 2a)	$2,839,389	1,879,974	2,632,907	647,019	2,399,705	374,558	2,505,917
Dividend receivable	—	—	—	—	—	—	—
Receivable from affiliate (note 4b)	—	3	—	—	—	—	—
Receivable for units sold	—	—	—	—	—	—	—

Total assets	2,839,389	1,879,977	2,632,907	647,019	2,399,705	374,558	2,505,917

Liabilities
Accrued expenses payable to affiliate (note 4c)	404	269	376	—	343	—	362
Payable for units withdrawn	—	—	—	—	—	—	—

Total liabilities	404	269	376	—	343	—	362

Net assets attributable to variable life policy owners	$2,838,985	1,879,708	2,632,531	647,019	2,399,362	374,558	2,505,555

Outstanding units (note 2b, 4a, and 5): Type I	100,317	69,645	82,292	—	79,265	—	88,224

Net asset value per unit: Type I	$28.30	26.99	31.99	—	30.27	—	28.40

Outstanding units (note 2b, 4a, and 5): Type II	—	—	—	92,829	—	54,127	—

Net asset value per unit: Type II	$—	—	—	6.97	—	6.92	—

Investments in securities, at cost	$5,102,796	1,855,492	2,624,533	730,016	2,512,831	417,058	3,043,614

Shares outstanding	97,140	166,222	98,907	36,742	319,535	24,545	190,419

GE LIFE & ANNUITY SEPARATE ACCOUNT III

Statements of Assets and Liabilities, Continued

December 31, 2002

	PBHG Insurance Series Fund, Inc.		PIMCO Variable Insurance Trust
	PBHG Growth II Portfolio	PBHG Large Cap Growth Portfolio	Foreign Bond Portfolio — Administrative Class Shares	High Yield Portfolio — Administrative Class Shares	Long-Term U.S. Government Portfolio — Administrative Class Shares	Total Return Portfolio — Administrative Class Shares
Assets
Investments at fair market value (see cost below; note 2a)	$271,782	265,534	127,827	483,880	755,748	1,546,420
Dividend receivable	—	—	225	3,163	2,059	5,140
Receivable from affiliate (note 4b)	—	—	—	—	—	—
Receivable for units sold	—	—	—	7	35	25

Total assets	271,782	265,534	128,052	487,050	757,842	1,551,585

Liabilities
Accrued expenses payable to affiliate (note 4c)	346	38	225	3,148	2,059	5,150
Payable for units withdrawn	—	—	—	—	—	—

Total liabilities	346	38	225	3,148	2,059	5,150

Net assets attributable to variable life policy owners	$271,436	265,496	127,827	483,902	755,783	1,546,435

Outstanding units (note 2b, 4a, and 5): Type I	36,730	22,443	—	—	—	—

Net asset value per unit: Type I	$7.39	11.83	—	—	—	—

Outstanding units (note 2b, 4a, and 5): Type II	—	—	10,590	47,959	57,387	126,757

Net asset value per unit: Type II	$—	—	12.07	10.09	13.17	12.20

Investments in securities, at cost	$373,888	372,632	126,065	489,631	737,351	1,520,045

Shares outstanding	34,755	21,345	12,694	67,487	68,147	151,165

GE LIFE & ANNUITY SEPARATE ACCOUNT III

Statements of Assets and Liabilities, Continued

December 31, 2002

	Rydex Variable Trust	Salomon Brothers Variable Series Funds Inc			Van Kampen Life Investment Trust
	OTC Fund	Investors Fund	Strategic Bond Fund	Total Return Fund	Comstock Portfolio — Class II Shares
Assets
Investments at fair market value (see cost below; note 2a)	$20,560	376,605	509,010	41,053	31,966
Dividend receivable	—	—	—	—	—
Receivable from affiliate (note 4b)	—	—	—	2	—
Receivable for units sold	—	—	—	—	—

Total assets	20,560	376,605	509,010	41,055	31,966

Liabilities
Accrued expenses payable to affiliate (note 4c)	—	55	77	6	—
Payable for units withdrawn	—	—	—	—	—

Total liabilities	—	55	77	6	—

Net assets attributable to variable life policy owners	$20,560	376,550	508,933	41,049	31,966

Outstanding units (note 2b, 4a, and 5): Type I	—	34,451	41,784	4,036	—

Net asset value per unit: Type I	$—	10.93	12.18	10.17	—

Outstanding units (note 2b, 4a, and 5): Type II	7,090	—	—	—	3,932

Net asset value per unit: Type II	$2.90	—	—	—	8.13

Investments in securities, at cost	$25,638	499,752	568,597	44,216	30,110

Shares outstanding	2,272	38,785	48,990	4,308	3,524

See accompanying notes to financial statements.

GE LIFE & ANNUITY SEPARATE ACCOUNT III

Statements of Operations

	AIM Variable Insurance Funds			The Alger American Fund
	AIM V.I. Capital Appreciation Fund — Series I Shares	AIM V.I. Growth Fund — Series I Shares	AIM V.I. Premier Equity Fund — Series I Shares	Alger American Growth Portfolio	Alger American Small Capitalization Portfolio
	Year ended December 31, 2002			Year ended December 31, 2002
Investment income:
Income — Ordinary dividends	$—	—	1,339	974	—
Expenses — Mortality and expense risk charges and administrative expenses — Type I (note 4a)	—	—	—	30,271	15,894
Expenses — Mortality and expense risk charges and administrative expenses — Type II (note 4a)	375	240	3,188	—	—

Net investment income (expense)	(375)	(240)	(1,849)	(29,297)	(15,894)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss)	(3,980)	(1,337)	(49,742)	(856,630)	(262,141)
Unrealized appreciation (depreciation)	(5,925)	(3,984)	(59,866)	(121,542)	(121,753)
Capital gain distributions	—	—	—	—	—

Net realized and unrealized gain (loss) on investments	(9,905)	(5,321)	(109,608)	(978,172)	(383,894)

Increase (decrease) in net assets from operations	$(10,280)	(5,561)	(111,457)	(1,007,469)	(399,788)

GE LIFE & ANNUITY SEPARATE ACCOUNT III

Statements of Operations, Continued

	Alliance Variable Products Series Fund, Inc.			Dreyfus
	Growth and Income Portfolio — Class B	Premier Growth Portfolio — Class B	Quasar Portfolio — Class B	Dreyfus Investment Portfolios-Emerging Markets Portfolio — Initial Shares	The Dreyfus Socially Responsible Growth Fund, Inc. — Initial Shares
	Year ended December 31, 2002			Year ended December 31, 2002
Investment income:
Income — Ordinary dividends	$4,609	—	—	208	61
Expenses — Mortality and expense risk charges and administrative expenses — Type I (note 4a)	—	—	—	—	—
Expenses — Mortality and expense risk charges and administrative expenses — Type II (note 4a)	9,888	1,279	792	160	159

Net investment income (expense)	(5,279)	(1,279)	(792)	48	(98)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss)	(44,745)	(12,020)	(10,900)	1	(191)
Unrealized appreciation (depreciation)	(205,123)	(32,163)	(19,635)	(2,849)	(4,088)
Capital gain distributions	28,332	—	—	—	—

Net realized and unrealized gain (loss) on investments	(221,536)	(44,183)	(30,535)	(2,848)	(4,279)

Increase (decrease) in net assets from operations	$(226,815)	(45,462)	(31,327)	(2,800)	(4,377)

GE LIFE & ANNUITY SEPARATE ACCOUNT III

Statements of Operations, Continued

	Federated Insurance Series
	Federated American Leaders Fund II — Primary Shares	Federated High Income Bond Fund II — Primary Shares	Federated High Income Bond Fund II — Service Shares	Federated International Small Company Fund II	Federated Utility Fund II
	Year ended December 31, 2002
Investment income:
Income — Ordinary dividends	$10,189	58,635	11,307	—	15,176
Expenses — Mortality and expense risk charges and administrative expenses — Type I (note 4a)	10,515	7,838	—	—	3,686
Expenses — Mortality and expense risk charges and administrative expenses — Type II (note 4a)	—	—	1,443	155	—

Net investment income (expense)	(326)	50,797	9,864	(155)	11,490

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss)	(47,590)	(250,845)	(1,622)	679	(36,835)
Unrealized appreciation (depreciation)	(146,896)	210,160	(7,250)	(3,824)	(59,539)
Capital gain distributions	—	—	—	—	—

Net realized and unrealized gain (loss) on investments	(194,486)	(40,685)	(8,872)	(3,145)	(96,374)

Increase (decrease) in net assets from operations	$(194,812)	10,112	992	(3,300)	(84,884)

GE LIFE & ANNUITY SEPARATE ACCOUNT III

Statements of Operations, Continued

	Fidelity Variable Insurance Products Fund (“VIP”)					Fidelity Variable Insurance Products Fund II (“VIP II”)			Fidelity Variable Insurance Products Fund III (“VIP III”)
	VIP Equity- Income Portfolio	VIP Equity- Income Portfolio — Service Class 2	VIP Growth Portfolio	VIP Growth Portfolio — Service Class 2	VIP Overseas Portfolio	VIP II Asset ManagerSM Portfolio	VIP II Contrafund® Portfolio	VIP II Contrafund® Portfolio — Service Class 2	VIP III Growth & Income Portfolio	VIP III Growth & Income Portfolio — Service Class 2	VIP III Growth Opportunities Portfolio	VIP III Mid Cap Portfolio — Service Class 2
	Year ended December 31, 2002					Year ended December 31, 2002			Year ended December 31, 2002
Investment income:
Income — Ordinary dividends	$192,920	5,161	18,894	137	16,655	216,522	60,502	501	5,541	952	2,784	1,013
Expenses — Mortality and expense risk charges and administrative expenses — Type I (note 4a)	133,902	—	93,924	—	27,017	66,708	90,366	—	5,276	—	3,290	—
Expenses — Mortality and expense risk charges and administrative expenses — Type II (note 4a)	—	5,287	—	1,340	—	—	—	2,080	—	922	—	2,599

Net investment income (expense)	59,018	(126)	(75,030)	(1,203)	(10,362)	149,814	(29,864)	(1,579)	265	30	(506)	(1,586)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss)	(473,955)	(25,638)	(3,955,861)	(14,160)	(1,713,734)	(209,621)	(508,667)	(3,761)	(90,080)	(5,053)	(45,581)	963
Unrealized appreciation (depreciation)	(1,909,310)	(93,881)	1,213,874	(29,729)	1,267,133	(513,080)	(206,577)	(14,911)	6,079	(11,556)	(19,856)	(31,859)
Capital gain distributions	262,586	7,437	—	—	—	—	—	—	—	—	—	—

Net realized and unrealized gain (loss) on investments	(2,120,679)	(112,082)	(2,741,987)	(43,889)	(446,601)	(722,701)	(715,244)	(18,672)	(84,001)	(16,609)	(65,437)	(30,896)

Increase (decrease) in net assets from operations	$(2,061,661)	(112,208)	(2,817,017)	(45,092)	(456,963)	(572,887)	(745,108)	(20,251)	(83,736)	(16,579)	(65,943)	(32,482)

GE LIFE & ANNUITY SEPARATE ACCOUNT III

Statements of Operations, Continued

	GE Investments Funds, Inc.
	Global Income Fund	Income Fund	International Equity Fund	Mid-Cap Value Equity Fund	Money Market Fund	Premier Growth Equity Fund	Real Estate Securities Fund	S&P 500® Index Fund	Small-Cap Value Equity Fund	Total Return Fund	U.S. Equity Fund	Value Equity Fund
	Year ended December 31, 2002
Investment income:
Income — Ordinary dividends	$894	85,737	6,214	16,128	239,788	349	45,251	74,419	1,109	39,536	5,132	1,210
Expenses — Mortality and expense risk charges and administrative expenses — Type I (note 4a)	2,084	22,402	4,314	17,410	199,004	8,792	13,828	57,354	—	21,795	3,296	—
Expenses — Mortality and expense risk charges and administrative expenses — Type II (note 4a)	—	65	—	3,857	10,716	920	—	9,955	2,901	—	1,720	941

Net investment income (expense)	(1,190)	63,270	1,900	(5,139)	30,068	(9,363)	31,423	7,110	(1,792)	17,741	116	269

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss)	229,575	287,692	(109,215)	36,232	—	(463,450)	35,520	(472,969)	(11,189)	(16,324)	(104,287)	(56)
Unrealized appreciation (depreciation)	(226,178)	(221,092)	73,004	(278,123)	1,525	273,918	(144,214)	(960,081)	(39,805)	(208,368)	19,436	(18,666)
Capital gain distributions	—	36,364	—	10,083	83	4	52,725	9,409	2,145	16,511	—	—

Net realized and unrealized gain (loss) on investments	3,397	102,964	(36,211)	(231,808)	1,608	(189,528)	(55,969)	(1,423,641)	(48,849)	(208,181)	(84,851)	(18,722)

Increase (decrease) in net assets from operations	$2,207	166,234	(34,311)	(236,947)	31,676	(198,891)	(24,546)	(1,416,531)	(50,641)	(190,440)	(84,735)	(18,453)

GE LIFE & ANNUITY SEPARATE ACCOUNT III

Statements of Operations, Continued

	Goldman Sachs Variable Insurance Trust (VIT)		Janus Aspen Series
	Goldman Sachs Growth and Income Fund	Goldman Sachs Mid Cap Value Fund	Aggressive Growth Portfolio	Aggressive Growth Portfolio — Service Shares	Balanced Portfolio	Balanced Portfolio — Service Shares	Capital Appreciation Portfolio	Capital Appreciation Portfolio — Service Shares	Flexible Income Portfolio	Global Life Sciences Portfolio — Service Shares	Global Technology Portfolio — Service Shares
	Year ended December 31, 2002		Year ended December 31, 2002
Investment income:
Income — Ordinary dividends	$833	24,574	—	—	112,177	16,049	6,598	109	37,758	—	—
Expenses — Mortality and expense risk charges and administrative expenses — Type I (note 4a)	736	33,761	21,417	—	64,207	—	16,471	—	6,991	3,151	1,308
Expenses — Mortality and expense risk charges and administrative expenses — Type II (note 4a)	—	—	—	4,311	—	6,982	—	358	—	2,207	121

Net investment income (expense)	97	(9,187)	(21,417)	(4,311)	47,970	9,067	(9,873)	(249)	30,767	(5,358)	(1,429)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss)	(712)	27,583	(761,627)	(10,528)	(50,175)	(9,302)	(245,413)	(68)	207,183	(21,205)	(879,064)
Unrealized appreciation (depreciation)	(6,935)	(170,664)	162,268	(97,852)	(431,118)	(50,364)	28,954	(5,644)	(156,977)	(128,082)	(224,813)
Capital gain distributions	—	7,169	—	—	—	—	—	—	—	—	—

Net realized and unrealized gain (loss) on investments	(7,647)	(135,912)	(599,359)	(108,380)	(481,293)	(59,666)	(216,459)	(5,712)	50,206	(149,287)	(1,103,877)

Increase (decrease) in net assets from operations	$(7,550)	(145,099)	(620,776)	(112,691)	(433,323)	(50,599)	(226,332)	(5,961)	80,973	(154,645)	(1,105,306)

GE LIFE & ANNUITY SEPARATE ACCOUNT III

Statements of Operations, Continued

	Janus Aspen Series (continued)
	Growth Portfolio	Growth Portfolio — Service Shares	International Growth Portfolio	International Growth Portfolio — Service Shares	Worldwide Growth Portfolio	Worldwide Growth Portfolio — Service Shares
	Year ended December 31, 2002
Investment income:
Income — Ordinary dividends	$—	—	13,381	280	63,567	799
Expenses — Mortality and expense risk charges and administrative expenses — Type I (note 4a)	54,563	—	20,955	—	96,231	—
Expenses — Mortality and expense risk charges and administrative expenses — Type II (note 4a)	—	1,072	—	306	—	1,422

Net investment income (expense)	(54,563)	(1,072)	(7,574)	(26)	(32,664)	(623)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss)	(2,566,389)	(15,953)	(956,937)	(814)	(3,633,106)	(1,707)
Unrealized appreciation (depreciation)	1,236,264	(19,752)	525,937	(8,199)	1,459,159	(35,969)
Capital gain distributions	—	—	—	—	—	—

Net realized and unrealized gain (loss) on investments	(1,330,125)	(35,705)	(431,000)	(9,013)	(2,173,947)	(37,676)

Increase (decrease) in net assets from operations	$(1,384,688)	(36,777)	(438,574)	(9,039)	(2,206,611)	(38,299)

GE LIFE & ANNUITY SEPARATE ACCOUNT III

Statements of Operations, Continued

	MFS® Variable Insurance Trust
	MFS® Investors Growth Stock Series — Service Class Shares	MFS® Investors Trust Series — Service Class Shares	MFS® New Discovery Series — Service Class Shares	MFS® Utilities Series — Service Class Shares
	Year ended December 31, 2002
Investment income:
Income — Ordinary dividends	$—	2,743	—	16,710
Expenses — Mortality and expense risk charges and administrative expenses — Type I (note 4a)	—	—	—	—
Expenses — Mortality and expense risk charges and administrative expenses — Type II (note 4a)	647	6,220	1,121	6,928

Net investment income (expense)	(647)	(3,477)	(1,121)	9,782

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss)	(8,513)	(9,514)	(14,480)	(10,293)
Unrealized appreciation (depreciation)	(11,937)	(150,965)	(23,500)	(155,256)
Capital gain distributions	—	—	—	—

Net realized and unrealized gain (loss) on investments	(20,450)	(160,479)	(37,980)	(165,549)

Increase (decrease) in net assets from operations	$(21,097)	(163,956)	(39,101)	(155,767)

GE LIFE & ANNUITY SEPARATE ACCOUNT III

Statements of Operations, Continued

	Oppenheimer Variable Account Funds
	Oppenheimer Aggressive Growth Fund/VA	Oppenheimer Bond Fund/VA	Oppenheimer Capital Appreciation Fund/VA	Oppenheimer Global Securities Fund/VA — Service Shares	Oppenheimer High Income Fund/VA	Oppenheimer Main Street Growth & Income Fund/VA — Service Shares	Oppenheimer Multiple Strategies Fund/VA —
	Year ended December 31, 2002
Investment income:
Income — Ordinary dividends	$26,584	124,219	19,542	1,375	305,163	1,032	108,563
Expenses — Mortality and expense risk charges and administrative expenses — Type I (note 4a)	47,470	22,432	41,445	—	36,178	—	37,180
Expenses — Mortality and expense risk charges and administrative expenses — Type II (note 4a)	—	—	—	4,512	—	2,609	—

Net investment income (expense)	(20,886)	101,787	(21,903)	(3,137)	268,985	(1,577)	71,383

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss)	(708,228)	(12,054)	(2,039,197)	(30,234)	(933,357)	(11,111)	(103,661)
Unrealized appreciation (depreciation)	(582,143)	41,480	938,910	(83,177)	551,040	(45,071)	(375,819)
Capital gain distributions	—	—	—	—	—	—	45,059

Net realized and unrealized gain (loss) on investments	(1,290,371)	29,426	(1,100,287)	(113,411)	(382,317)	(56,182)	(434,421)

Increase (decrease) in net assets from operations	$(1,311,257)	131,213	(1,122,190)	(116,548)	(113,332)	(57,759)	(363,038)

GE LIFE & ANNUITY SEPARATE ACCOUNT III

Statements of Operations, Continued

	PBHG Insurance Series Fund, Inc.		PIMCO Variable Insurance Trust
	PBHG Growth II Portfolio	PBHG Large Cap Growth Portfolio	Foreign Bond Portfolio — Administrative Class Shares	High Yield Portfolio — Administrative Class Shares	Long-Term U.S. Government Portfolio — Administrative Class Shares	Total Return Portfolio — Administrative Class Shares
	Year ended December 31, 2002		Year ended December 31, 2002
Investment income:
Income — Ordinary dividends	$—	—	1,520	22,935	14,993	27,213
Expenses — Mortality and expense risk charges and administrative expenses — Type I (note 4a)	2,727	3,257	—	—	—	—
Expenses — Mortality and expense risk charges and administrative expenses — Type II (note 4a)	—	—	542	3,036	3,988	7,168

Net investment income (expense)	(2,727)	(3,257)	978	19,899	11,005	20,045

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss)	26,828	(106,649)	682	(7,339)	1,931	1,770
Unrealized appreciation (depreciation)	(110,543)	15,972	1,853	(3,948)	23,190	29,738
Capital gain distributions	—	—	343	—	24,944	15,450

Net realized and unrealized gain (loss) on investments	(83,715)	(90,677)	2,878	(11,287)	50,065	46,958

Increase (decrease) in net assets from operations	$(86,442)	(93,934)	3,856	8,612	61,070	67,003

GE LIFE & ANNUITY SEPARATE ACCOUNT III

Statements of Operations, Continued

	Rydex Variable Trust	Salomon Brothers Variable Series Funds Inc			Van Kampen Life Investment Trust
	OTC Fund	Investors Fund	Strategic Bond Fund	Total Return Fund	Comstock Portfolio — Class II Shares
	Year ended December 31, 2002	Year ended December 31, 2002			Period from May 1, 2002 to December 31, 2002
Investment income:
Income — Ordinary dividends	$—	5,015	26,983	618	—
Expenses — Mortality and expense risk charges and administrative expenses — Type I (note 4a)	—	5,647	5,942	475	—
Expenses — Mortality and expense risk charges and administrative expenses — Type II (note 4a)	135	—	—	—	80

Net investment income (expense)	(135)	(632)	21,041	143	(80)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss)	(365)	(28,456)	72,464	(530)	(3,599)
Unrealized appreciation (depreciation)	(5,203)	(106,668)	(58,719)	(2,523)	1,856
Capital gain distributions	—	—	—	—	—

Net realized and unrealized gain (loss) on investments	(5,568)	(135,124)	13,745	(3,053)	(1,743)

Increase (decrease) in net assets from operations	$(5,703)	(135,756)	34,786	(2,910)	(1,823)

See accompanying notes to financial statements.

GE LIFE & ANNUITY SEPARATE ACCOUNT III

Statements of Changes in Net Assets

	AIM Variable Insurance Funds						The Alger American Fund
	AIM V.I. Capital Appreciation Fund — Series I Shares		AIM V.I. Growth Fund — Series I Shares		AIM V.I. Premier Equity Fund — Series I Shares		Alger American Growth Portfolio		Alger American Small Capitalization Portfolio
	Year ended December 31, 2002	Period from May 9, 2001 to December 31, 2001	Year ended December 31, 2002	Period from September 17, 2001 to December 31, 2001	Year ended December 31, 2002	Period from April 12, 2001 to December 31, 2001	Year ended December 31,		Year ended December 31,
							2002	2001	2002	2001
Increase (decrease) in net assets
From operations:
Net investment income (expense)	$(375)	(45)	(240)	(1)	(1,849)	(331)	(29,297)	(41,808)	(15,894)	(22,571)
Net realized gain (loss)	(3,980)	(2,048)	(1,337)	2	(49,742)	(1)	(856,630)	(576,735)	(262,141)	(1,758,699)
Unrealized appreciation (depreciation) on investments	(5,925)	741	(3,984)	250	(59,866)	370	(121,542)	(557,101)	(121,753)	1,063,724
Capital gain distributions	—	1,508	—	—	—	4,571	—	540,451	—	—

Increase (decrease) in net assets from operations	(10,280)	156	(5,561)	251	(111,457)	4,609	(1,007,469)	(635,193)	(399,788)	(717,546)

From capital transactions:
Net premiums	27,932	8,913	46,528	12,693	80,733	252,358	—	35,830	—	13,925
Loan interest	—	—	—	—	—	—	(2,191)	(1,159)	(31,465)	(139)
Transfers (to) from the general account of GE Life & Annuity:
Death benefits	—	—	—	—	—	—	(8,924)	—	(8,239)	(3,728)
Surrenders	—	—	—	—	—	—	(76,130)	(169,500)	(3,551)	(16,597)
Loans	—	—	—	—	—	—	(42,370)	(84,219)	(12,494)	(35,276)
Cost of insurance and administrative expenses (note 4a)	(539)	(65)	(259)	(39)	(3,773)	(883)	(38,299)	(50,907)	(16,532)	(19,849)
Transfers (to) from the Guarantee Account	15,914	9,749	8,067	(3,476)	161,543	(34,164)	(496)	(4,357)	(11,613)	42,542
Transfers (to) from other subaccounts	—	—	7,378	—	(9,476)	10,000	(633,828)	(192,688)	(242,497)	157,440

Increase (decrease) in net assets from capital transactions (note 5)	43,307	18,597	61,714	9,178	229,027	227,311	(802,238)	(467,000)	(326,391)	138,318

Increase (decrease) in net assets	33,027	18,753	56,153	9,429	117,570	231,920	(1,809,707)	(1,102,193)	(726,179)	(579,228)
Net assets at beginning of year	18,753	—	9,429	—	231,920	—	3,347,777	4,449,970	1,658,560	2,237,788

Net assets at end of year	$51,780	18,753	65,582	9,429	349,490	231,920	1,538,070	3,347,777	932,381	1,658,560

Changes in units (note 5):
Units purchased	7,538	2,816	14,720	1,620	33,845	27,694	—	2,123	—	20,947
Units redeemed	(92)	(9)	(62)	(5)	(1,815)	(84)	(54,081)	(29,871)	(44,097)	(9,124)

Net increase (decrease) in units from capital transactions with policy owners during the year ended December 31, 2002	7,446	2,807	14,658	1,615	32,030	27,610	(54,081)	(27,748)	(44,097)	11,823

GE LIFE & ANNUITY SEPARATE ACCOUNT III

Statements of Changes in Net Assets, Continued

	Alliance Variable Products Series Fund, Inc.						Dreyfus
	Growth and Income Portfolio — Class B		Premier Growth Portfolio — Class B		Quasar Portfolio — Class B		Dreyfus Investment Portfolios-Emerging Markets Portfolio — Initial Shares		The Dreyfus Socially Responsible Growth Fund, Inc. — Initial Shares
	Year ended December 31, 2002	Period from April 26, 2001 to December 31, 2001	Year ended December 31, 2002	Period from March 30, 2001 to December 31, 2001	Year ended December 31, 2002	Period from May 1, 2001 to December 31, 2001	Year ended December 31, 2002	Period from May 15, 2001 to December 31, 2001	Year ended December 31, 2002	Period from August 13, 2001 to December 31, 2001
Increase (decrease) in net assets
From operations:
Net investment income (expense)	$(5,279)	(1,120)	(1,279)	(247)	(792)	(142)	48	6	(98)	(11)
Net realized gain (loss)	(44,745)	(293)	(12,020)	(1,315)	(10,900)	(118)	1	(895)	(191)	(1)
Unrealized appreciation (depreciation) on investments	(205,123)	2,747	(32,163)	(15,188)	(19,635)	1,268	(2,849)	1,000	(4,088)	220
Capital gain distributions	28,332	1,401	—	1,213	—	171	—	—	—	—

Increase (decrease) in net assets from operations	(226,815)	2,735	(45,462)	(15,537)	(31,327)	1,179	(2,800)	111	(4,377)	208

From capital transactions:
Net premiums	409,307	413,402	133,988	31,160	27,074	58,699	18,950	4,000	5,301	7,387
Loan interest	—	—	—	—	(32)	—	—	—	—	—
Transfers (to) from the general account of GE Life & Annuity:
Death benefits	—	—	—	—	—	—	—	—	—	—
Surrenders	—	—	—	—	—	—	—	—	—	—
Loans	—	—	—	—	—	—	—	—	—	—
Cost of insurance and administrative expenses (note 4a)	(11,027)	(1,699)	(1,280)	(284)	(1,083)	(174)	(194)	(32)	(163)	(43)
Transfers (to) from the Guarantee Account	665,296	50,344	29,137	24,234	37,507	1,503	5	(47)	10,252	4,789
Transfers (to) from other subaccounts	2,551	24,710	(11,714)	—	3,076	—	3,087	—	—	—

Increase (decrease) in net assets from capital transactions (note 5)	1,066,127	486,757	150,131	55,110	66,542	60,028	21,848	3,921	15,390	12,133

Increase (decrease) in net assets	839,312	489,492	104,669	39,573	35,215	61,207	19,048	4,032	11,013	12,341
Net assets at beginning of year	489,492	—	39,573	—	61,207	—	4,032	—	12,341	—

Net assets at end of year	$1,328,804	489,492	144,242	39,573	96,422	61,207	23,080	4,032	23,354	12,341

Changes in units (note 5):
Units purchased	118,440	47,182	24,135	5,239	10,069	7,523	1,975	415	2,901	1,732
Units redeemed	(1,208)	(161)	(1,920)	(32)	(165)	(22)	(17)	(3)	(30)	(6)

Net increase (decrease) in units from capital transactions with policy owners during the year ended December 31, 2002	117,232	47,021	22,215	5,207	9,904	7,501	1,958	412	2,871	1,726

GE LIFE & ANNUITY SEPARATE ACCOUNT III

Statements of Changes in Net Assets, Continued

	Federated Insurance Series
	Federated American Leaders Fund II — Primary Shares		Federated High Income Bond Fund II — Primary Shares		Federated High Income Bond Fund II — Service Shares		Federated International Small Company Fund II		Federated Utility Fund II
	Year ended December 31,		Year ended December 31,		Year ended December 31, 2002	Period from July 9, 2001 to December 31, 2001	Year ended December 31, 2002	Period from December 15, 2001 to December 31, 2001	Year ended December 31,
	2002	2001	2002	2001					2002	2001
Increase (decrease) in net assets
From operations:
Net investment income (expense)	$(326)	(1,041)	50,797	59,498	9,864	(299)	(155)	—	11,490	7,708
Net realized gain (loss)	(47,590)	(805)	(250,845)	(39,405)	(1,622)	15	679	28	(36,835)	(8,044)
Unrealized appreciation (depreciation) on investments	(146,896)	(56,342)	210,160	(25,583)	(7,250)	790	(3,824)	(10,035)	(59,539)	(58,305)
Capital gain distributions	—	4,548	—	—	—	—	—	—	—	—

Increase (decrease) in net assets from operations	(194,812)	(53,640)	10,112	(5,490)	992	506	(3,300)	(10,007)	(84,884)	(58,641)

From capital transactions:
Net premiums	—	—	1,800	7,200	14,886	226,596	8,611	20,033	—	—
Loan interest	(72)	(55)	(29)	(662)	—	—	—	—	(127)	(369)
Transfers (to) from the general account of GE Life & Annuity:
Death benefits	—	(739)	(3,737)	—	—	—	—	—	—	—
Surrenders	(7,908)	(9,505)	(155,149)	(73,450)	—	—	—	—	(731)	(1,214)
Loans	(5,396)	(26,680)	539	(7,141)	—	—	—	—	183	10,400
Cost of insurance and administrative expenses (note 4a)	(10,991)	(10,733)	(8,931)	(8,684)	(1,512)	(558)	(162)	(19)	(3,792)	(4,561)
Transfers (to) from the Guarantee Account	2,762	6,567	(2,976)	138	19,078	(115,846)	(221)	(9)	211	19,899
Transfers (to) from other subaccounts	(237,283)	429,267	242,999	74,053	59,221	—	—	—	7,655	(19,606)

Increase (decrease) in net assets from capital transactions (note 5)	(258,888)	388,122	74,516	(8,546)	91,673	110,192	8,228	20,005	3,399	4,549

Increase (decrease) in net assets	(453,700)	334,482	84,628	(14,036)	92,665	110,698	4,928	9,998	(81,485)	(54,092)
Net assets at beginning of year	1,073,698	739,216	598,644	612,680	110,698	—	9,998	—	334,066	388,158

Net assets at end of year	$619,998	1,073,698	683,272	598,644	203,363	110,698	14,926	9,998	252,581	334,066

Changes in units (note 5):
Units purchased	99	24,986	19,246	9,789	9,379	11,404	1,253	1,520	406	10,385
Units redeemed	(17,095)	(2,739)	(13,167)	(10,835)	(152)	(27)	(23)	(1)	(240)	(10,144)

Net increase (decrease) in units from capital transactions with policy owners during the year ended December 31, 2002	(16,996)	22,247	6,079	(1,046)	9,227	11,377	1,230	1,519	166	241

GE LIFE & ANNUITY SEPARATE ACCOUNT III

Statements of Changes in Net Assets, Continued

	Fidelity Variable Insurance Products Fund (“VIP”)
	VIP Equity- Income Portfolio		VIP Equity- Income Portfolio — Service Class 2		VIP Growth Portfolio		VIP Growth Portfolio — Service Class 2		VIP Overseas Portfolio
	Year ended December 31,		Year ended December 31, 2002	Period from May 3, 2001 to December 31, 2001	Year ended December 31,		Year ended December 31, 2002	Period from April 25, 2001 to December 31, 2001	Year ended December 31,
	2002	2001			2002	2001			2002	2001
Increase (decrease) in net assets
From operations:
Net investment income (expense)	$59,018	50,426	(126)	(663)	(75,030)	(134,174)	(1,203)	(303)	(10,362)	126,320
Net realized gain (loss)	(473,955)	3,674	(25,638)	122	(3,955,861)	(1,656,040)	(14,160)	(723)	(1,713,734)	(641,079)
Unrealized appreciation (depreciation) on investments	(1,909,310)	(1,511,503)	(93,881)	8,881	1,213,874	(1,566,768)	(29,729)	332	1,267,133	(527,241)
Capital gain distributions	262,586	618,284	7,437	—	—	851,111	—	—	—	261,309

Increase (decrease) in net assets from operations	(2,061,661)	(839,119)	(112,208)	8,340	(2,817,017)	(2,505,871)	(45,092)	(694)	(456,963)	(780,691)

From capital transactions:
Net premiums	—	2,012	246,604	402,659	—	22,062	28,047	121,516	(8,036)	7,300
Loan interest	(687)	(15,798)	—	—	(48,312)	(21,692)	—	—	1,515	2,211
Transfers (to) from the general account of GE Life & Annuity:
Death benefits	(104,613)	(407,969)	(4,204)	—	(32,887)	(90,222)	—	—	(37,142)	(148,876)
Surrenders	(439,991)	(651,032)	—	—	(325,791)	(480,632)	(10,387)	—	(45,989)	(145,935)
Loans	(79,635)	(113,753)	—	—	(17,409)	(58,422)	—	—	(21,916)	(72,947)
Cost of insurance and administrative expenses (note 4a)	(111,834)	(130,600)	(5,989)	(1,027)	(80,252)	(115,445)	(1,624)	(412)	(19,739)	(30,519)
Transfers (to) from the Guarantee Account	(32,280)	44,430	279,728	(127,488)	18,756	(565,682)	71,901	(21,550)	105,870	30,410
Transfers (to) from other subaccounts	(914,005)	1,054,816	48,767	7,869	(706,201)	30,404	6,756	—	1,993,201	(57,337)

Increase (decrease) in net assets from capital transactions (note 5)	(1,683,045)	(217,894)	564,906	282,013	(1,192,096)	(1,279,629)	94,693	99,554	1,967,764	(415,693)

Increase (decrease) in net assets	(3,744,706)	(1,057,013)	452,698	290,353	(4,009,113)	(3,785,500)	49,601	98,860	1,510,801	(1,196,384)
Net assets at beginning of year	12,310,701	13,367,714	290,353	—	9,506,686	13,292,186	98,860	—	2,300,453	3,496,837

Net assets at end of year	$8,565,995	12,310,701	743,051	290,353	5,497,573	9,506,686	148,461	98,860	3,811,254	2,300,453

Changes in units (note 5):
Units purchased	—	29,672	62,020	29,220	—	2,129	17,083	13,171	149,421	492
Units redeemed	(48,980)	(35,700)	(1,105)	(68)	(34,379)	(31,135)	(1,934)	(42)	(9,949)	(23,553)

Net increase (decrease) in units from capital transactions with policy owners during the year ended December 31, 2002	(48,980)	(6,028)	60,915	29,152	(34,379)	(29,006)	15,149	13,129	139,472	(23,061)

GE LIFE & ANNUITY SEPARATE ACCOUNT III

Statements of Changes in Net Assets, Continued

	Fidelity Variable Insurance Products Fund II (“VIP II”)						Fidelity Variable Insurance Products Fund III (“VIP III”)
	VIP II Asset ManagerSM Portfolio		VIP II Contrafund® Portfolio		VIP II Contrafund® Portfolio — Service Class 2		VIP III Growth & Income Portfolio		VIP III Growth & Income Portfolio — Service Class 2		VIP III Growth Opportunities Portfolio		VIP III Mid Cap Portfolio — Service Class 2
	Year ended December 31,		Year ended December 31,		Year ended December 31, 2002	Period from March 14, 2001 to December 31, 2001	Year ended December 31,		Year ended December 31, 2002	Period from July 6, 2001 to December 31, 2001	Year ended December 31,		Year ended December 31, 2002	Period from May 15, 2001 to December 31, 2001
	2002	2001	2002	2001			2002	2001			2002	2001
Increase (decrease) in net assets
From operations:
Net investment income (expense)	149,814	187,445	(29,864)	(39,517)	(1,579)	(303)	265	2,186	30	(129)	(506)	(3,428)	(1,586)	(352)
Net realized gain (loss)	(209,621)	(67,206)	(508,667)	(424,441)	(3,761)	(32)	(90,080)	(152,011)	(5,053)	4	(45,581)	(55,765)	963	(16,137)
Unrealized appreciation (depreciation) on investments	(513,080)	(584,159)	(206,577)	(1,044,662)	(14,911)	679	6,079	5,140	(11,556)	1,969	(19,856)	(23,765)	(31,859)	19,743
Capital gain distributions	—	101,299	—	236,810	—	—	—	40,855	—	—	—	—	—	—

Increase (decrease) in net assets from operations	(572,887)	(362,621)	(745,108)	(1,271,810)	(20,251)	344	(83,736)	(103,830)	(16,579)	1,844	(65,943)	(82,958)	(32,482)	3,254

From capital transactions:
Net premiums	5,000	3,300	4,000	23,850	352,917	64,608	5,000	—	17,793	58,509	—	8,000	217,948	67,986
Loan interest	15,063	7,241	15,735	8,991	(35)	—	(253)	(891)	—	—	(578)	(183)	—	—
Transfers (to) from the general account of GE Life & Annuity:
Death benefits	(150,509)	(252,816)	(19,293)	(1,246)	—	—	(8,475)	(36,535)	—	—	(2,785)	—	—	—
Surrenders	(246,176)	(193,955)	(451,506)	(138,923)	—	—	(57,529)	(232,216)	—	—	(6,095)	(33,397)	—	—
Loans	(43,094)	(70,432)	(42,470)	(140,896)	—	—	(8,542)	(38,855)	—	—	(1,793)	(62,163)	—	—
Cost of insurance and administrative expenses (note 4a)	(54,609)	(65,922)	(92,388)	(94,945)	(2,437)	(362)	(5,100)	(8,484)	(1,056)	(146)	(3,374)	(4,967)	(2,796)	(399)
Transfers (to) from the Guarantee Account	14,471	42,850	(14,752)	204,090	20,326	4,035	(225)	47,389	26,064	12,539	119	15,782	53,628	4,432
Transfers (to) from other subaccounts	(309,923)	75,965	(635,295)	(134,120)	281	(100)	65,041	(174,469)	(5,816)	—	(31,871)	(25,884)	39,253	20,000

Increase (decrease) in net assets from capital transactions (note 5)	(769,777)	(453,769)	(1,235,969)	(273,199)	371,052	68,181	(10,083)	(444,061)	36,985	70,902	(46,377)	(102,812)	308,033	92,019

Increase (decrease) in net assets	(1,342,664)	(816,390)	(1,981,077)	(1,545,009)	350,801	68,525	(93,819)	(547,891)	20,406	72,746	(112,320)	(185,770)	275,551	95,273
Net assets at beginning of year	5,935,889	6,752,279	7,760,251	9,305,260	68,525	—	515,246	1,063,137	72,746	—	321,608	507,378	95,273	—

Net assets at end of year	4,593,225	5,935,889	5,779,174	7,760,251	419,326	68,525	421,427	515,246	93,152	72,746	209,288	321,608	370,824	95,273

Changes in units (note 5):
Units purchased	1,114	2,980	810	765	46,243	8,008	1,470	967	5,308	8,302	—	670	31,439	9,408
Units redeemed	(32,065)	(19,793)	(51,689)	(12,422)	(304)	(49)	(1,677)	(31,245)	(832)	(17)	(4,671)	(10,610)	(280)	(40)

Net increase (decrease) in units from capital transactions with policy owners during the year ended December 31, 2002	(30,951)	(16,813)	(50,879)	(11,657)	45,939	7,959	(207)	(30,278)	4,476	8,285	(4,671)	(9,940)	31,159	9,368

GE LIFE & ANNUITY SEPARATE ACCOUNT III

Statements of Changes in Net Assets, Continued

	GE Investments Funds, Inc.
	Global Income Fund		Income Fund		International Equity Fund		Mid-Cap Value Equity Fund		Money Market Fund		Premier Growth Equity Fund
	Year ended December 31,		Year ended December 31,		Year ended December 31,		Year ended December 31,		Year ended December 31,		Year ended December 31,
	2002	2001	2002	2001	2002	2001	2002	2001	2002	2001	2002	2001
Increase (decrease) in net assets
From operations:
Net investment income (expense)	$(1,190)	(2,010)	63,270	43,293	1,900	952	(5,139)	(4,762)	30,068	356,459	(9,363)	(7,552)
Net realized gain (loss)	229,575	(8,885)	287,692	12,607	(109,215)	(170,012)	36,232	25,875	—	—	(463,450)	(21,399)
Unrealized appreciation (depreciation) on investments	(226,178)	(5,385)	(221,092)	18,802	73,004	101,474	(278,123)	(84,368)	1,525	—	273,918	(40,567)
Capital gain distributions	—	—	36,364	—	—	2,246	10,083	48,536	83	—	4	21,879

Increase (decrease) in net assets from operations	2,207	(16,280)	166,234	74,702	(34,311)	(65,340)	(236,947)	(14,719)	31,676	356,459	(198,891)	(47,639)

From capital transactions:
Net premiums	—	—	15,671	10,865	—	1,904	157,491	141,375	1,907,394	3,129,821	81,665	27,205
Loan interest	(332)	70,693	(17,523)	(5,066)	(24,040)	(120)	(32,981)	(1,581)	146,263	(3,854)	—	—
Transfers (to) from the general account of GE Life & Annuity:
Death benefits	—	—	(9,627)	—	—	—	(32,066)	(53,124)	(129,595)	(89,860)	(2,575)	—
Surrenders	—	—	(130,025)	(176,996)	(4,691)	(19,958)	(13,022)	(15,888)	(1,930,072)	(419,731)	—	—
Loans	—	—	(26,260)	(1,670)	(1,500)	—	(23,357)	(2,228)	(399,903)	(279,376)	(6,348)	—
Cost of insurance and administrative expenses (note 4a)	(1,214)	(562)	(20,615)	(14,244)	(3,195)	(3,658)	(22,858)	(13,448)	(192,674)	(154,845)	(13,423)	(9,423)
Transfers (to) from the Guarantee Account	(74,849)	19,712	44,463	4,389	4,032	7,552	165,001	18,614	(393,083)	(2,218,014)	(16,747)	8,557
Transfers (to) from other subaccounts	191,524	(687,676)	673,884	88,371	(63,160)	266,687	405,958	522,907	2,436,666	3,539,529	101,337	139,348

Increase (decrease) in net assets from capital transactions (note 5)	115,129	(597,833)	529,968	(94,351)	(92,554)	252,407	604,166	596,627	1,444,996	3,503,670	143,909	165,687

Increase (decrease) in net assets	117,336	(614,113)	696,202	(19,649)	(126,865)	187,067	367,219	581,908	1,476,672	3,860,129	(54,982)	118,048
Net assets at beginning of year	33,002	647,115	1,249,884	1,269,533	519,418	332,351	1,378,508	796,600	14,796,345	10,936,216	747,022	628,974

Net assets at end of year	$150,338	33,002	1,946,086	1,249,884	392,553	519,418	1,745,727	1,378,508	16,273,017	14,796,345	692,040	747,022

Changes in units (note 5):
Units purchased	16,295	6,840	62,958	8,329	—	22,744	65,131	46,406	369,946	266,993	23,023	19,865
Units redeemed	(6,501)	(66,599)	(17,080)	(16,384)	218	(2,010)	(11,480)	(5,824)	(250,720)	(37,231)	(6,153)	(1,032)

Net increase (decrease) in units from capital transactions with policy owners during the year ended December 31, 2002	9,794	(59,759)	45,878	(8,055)	218	20,734	53,651	40,582	119,226	229,762	16,870	18,833

GE LIFE & ANNUITY SEPARATE ACCOUNT III

Statements of Changes in Net Assets, Continued

	GE Investments Funds, Inc. (continued)
	Real Estate Securities Fund		S&P 500® Index Fund		Small-Cap Value Equity Fund		Total Return Fund		U.S. Equity Fund		Value Equity Fund
	Year ended December 31,		Year ended December 31,		Year ended December 31, 2002	Period from March 14, 2001 to December 31, 2001	Year ended December 31,		Year ended December 31,		Year ended December 31, 2002	Period from April 17, 2001 to December 31, 2001
	2002	2001	2002	2001			2002	2001	2002	2001
Increase (decrease) in net assets
From operations:
Net investment income (expense)	$31,423	17,763	7,110	(22,019)	(1,792)	93	17,741	20,998	116	(369)	269	201
Net realized gain (loss)	35,520	4,798	(472,969)	(223,483)	(11,189)	557	(16,324)	5,647	(104,287)	(3,453)	(56)	(26)
Unrealized appreciation (depreciation) on investments	(144,214)	44,085	(960,081)	(813,776)	(39,805)	2,247	(208,368)	(121,737)	19,436	(13,016)	(18,666)	889
Capital gain distributions	52,725	8,645	9,409	74,413	2,145	2,727	16,511	21,120	—	1,230	—	—

Increase (decrease) in net assets from operations	(24,546)	75,291	(1,416,531)	(984,865)	(50,641)	5,624	(190,440)	(73,972)	(84,735)	(15,608)	(18,453)	1,064

From capital transactions:
Net premiums	—	—	877,551	448,963	227,328	85,537	5,000	30,815	72,220	119,525	50,334	44,019
Loan interest	(2,546)	(445)	(1,182)	(3,158)	(24)	—	(1,668)	(747)	(3,790)	(60)	—	—
Transfers (to) from the general account of GE Life & Annuity:
Death benefits	(7,258)	(1,201)	(20,200)	—	—	—	(15,725)	(13,185)	(3,944)	—	—	—
Surrenders	(23,525)	(27,966)	(375,099)	(433,901)	—	—	(70,212)	(53,193)	(32,756)	(16,794)	—	—
Loans	15,756	(49,620)	(76,402)	(63,482)	—	—	(26,756)	(13,240)	(1,228)	(1,473)	—	—
Cost of insurance and administrative expenses (note 4a)	(16,115)	(11,351)	(76,750)	(79,493)	(3,622)	(326)	(21,351)	(19,258)	(5,789)	(2,968)	(1,033)	(158)
Transfers (to) from the Guarantee Account	(122,272)	(30,216)	338,063	73,431	145,500	7,980	28,475	38,516	74,412	13,118	53,863	4,684
Transfers (to) from other subaccounts	259,230	(2,479,892)	(129,360)	(197,842)	29,148	(430)	194,871	56,906	170,746	98,882	134	10

Increase (decrease) in net assets from capital transactions (note 5)	103,270	(2,600,691)	536,621	(255,482)	398,330	92,761	92,634	26,614	269,871	210,230	103,298	48,555

Increase (decrease) in net assets	78,724	(2,525,400)	(879,910)	(1,240,347)	347,689	98,385	(97,806)	(47,358)	185,136	194,622	84,845	49,619
Net assets at beginning of year	888,678	3,414,078	5,973,821	7,214,168	98,385	—	1,707,374	1,754,732	341,711	147,089	49,619	—

Net assets at end of year	$967,402	888,678	5,093,911	5,973,821	446,074	98,385	1,609,568	1,707,374	526,847	341,711	134,464	49,619

Changes in units (note 5):
Units purchased	13,004	—	335,147	67,987	33,353	7,818	6,730	3,215	36,619	23,078	12,353	5,364
Units redeemed	(8,067)	(135,535)	(190,606)	(33,989)	(300)	(59)	(3,997)	(2,435)	(5,517)	(2,035)	(123)	(17)

Net increase (decrease) in units from capital transactions with policy owners during the year ended December 31, 2002	4,937	(135,535)	144,541	33,998	33,053	7,759	2,733	780	31,102	21,043	12,230	5,347

GE LIFE & ANNUITY SEPARATE ACCOUNT III

Statements of Changes in Net Assets, Continued

	Goldman Sachs Variable Insurance Trust (VIT)				Janus Aspen Series
	Goldman Sachs Growth and Income Fund		Goldman Sachs Mid Cap Value Fund		Aggressive Growth Portfolio		Aggressive Growth Portfolio — Service Shares		Balanced Portfolio
	Year ended December 31,		Year ended December 31,		Year ended December 31,		Year ended December 31, 2002	Period from March 14, 2001 to December 31, 2001	Year ended December 31,
	2002	2001	2002	2001	2002	2001			2002	2001
Increase (decrease) in net assets
From operations:
Net investment income (expense)	$97	(363)	(9,187)	1,695	(21,417)	(49,792)	(4,311)	(201)	47,970	73,384
Net realized gain (loss)	(712)	(184)	27,583	97,038	(761,627)	(3,469,483)	(10,528)	(1,110)	(50,175)	149,406
Unrealized appreciation (depreciation) on investments	(6,935)	(5,115)	(170,664)	(32,449)	162,268	1,310,498	(97,852)	(3,014)	(431,118)	(616,213)
Capital gain distributions	—	—	7,169	105,684	—	—	—	—	—	—

Increase (decrease) in net assets from operations	(7,550)	(5,662)	(145,099)	171,968	(620,776)	(2,208,777)	(112,691)	(4,325)	(433,323)	(393,423)

From capital transactions:
Net premiums	—	—	—	14,747	3,250	17,341	428,292	36,952	3,000	22,769
Loan interest	—	—	(1,478)	(737)	1,180	29,866	—	—	(20,968)	(20,440)
Transfers (to) from the general account of GE Life & Annuity:
Death benefits	—	—	(28,536)	—	—	(53,425)	—	—	(107,818)	(548,905)
Surrenders	—	—	(23,350)	—	(162,937)	(90,768)	—	—	(456,481)	(212,175)
Loans	(1,391)	—	(39,716)	(46,857)	(18,259)	(54,804)	—	—	(27,778)	(84,367)
Cost of insurance and administrative expenses (note 4a)	(680)	(512)	(32,123)	(16,756)	(21,608)	(40,963)	(4,615)	(275)	(60,887)	(66,060)
Transfers (to) from the Guarantee Account	6	17	(57,640)	(16,728)	1,440	32,995	31,936	(1,346)	(43,247)	99,220
Transfers (to) from other subaccounts	8,817	18,147	138,244	1,698,845	(348,948)	(946,121)	25,877	11,880	(1,015,196)	380,602

Increase (decrease) in net assets from capital transactions (note 5)	6,752	17,652	(44,599)	1,632,514	(545,882)	(1,105,879)	481,490	47,211	(1,729,375)	(429,356)

Increase (decrease) in net assets	(798)	11,990	(189,698)	1,804,482	(1,166,658)	(3,314,656)	368,799	42,886	(2,162,698)	(822,779)
Net assets at beginning of year	52,651	40,661	2,461,973	657,491	2,409,979	5,724,635	42,886	—	6,020,321	6,843,100

Net assets at end of year	$51,853	52,651	2,272,275	2,461,973	1,243,321	2,409,979	411,685	42,886	3,857,623	6,020,321

Changes in units (note 5):
Units purchased	1,102	2,165	19,945	150,625	259	2,202	108,366	8,725	145	23,957
Units redeemed	(259)	(61)	(23,823)	(5,656)	(33,152)	(52,527)	(1,079)	(44)	(83,551)	(42,864)

Net increase (decrease) in units from capital transactions with policy owners during the year ended December 31, 2002	843	2,104	(3,878)	144,969	(32,893)	(50,325)	107,287	8,681	(83,406)	(18,907)

GE LIFE & ANNUITY SEPARATE ACCOUNT III

Statements of Changes in Net Assets, Continued

	Janus Aspen Series (continued)
	Balanced Portfolio — Service Shares		Capital Appreciation Portfolio		Capital Appreciation Portfolio — Service Shares		Flexible Income Portfolio		Global Life Sciences Portfolio — Service Shares		Global Technology Portfolio — Service Shares
	Year ended December 31, 2002	Period from March 14, 2001 to December 31, 2001	Year ended December 31,		Year ended December 31, 2002	Period from June 4, 2001 to December 31, 2001	Year ended December 31,		Year ended December 31,		Year ended December 31,
			2002	2001			2002	2001	2002	2001	2002	2001
Increase (decrease) in net assets
From operations:
Net investment income (expense)	$9,067	1,928	(9,873)	(2,253)	(249)	(27)	30,767	15,117	(5,358)	(3,122)	(1,429)	(1,434)
Net realized gain (loss)	(9,302)	61	(245,413)	(644,599)	(68)	(185)	207,183	742	(21,205)	(23,021)	(879,064)	(223,628)
Unrealized appreciation (depreciation) on investments	(50,364)	(1,775)	28,954	(67,637)	(5,644)	323	(156,977)	1,736	(128,082)	(12,033)	(224,813)	49,697
Capital gain distributions	—	—	—	—	—	—	—	—	—	—	—	—

Increase (decrease) in net assets from operations	(50,599)	214	(226,332)	(714,489)	(5,961)	111	80,973	17,595	(154,645)	(38,176)	(1,105,306)	(175,365)

From capital transactions:
Net premiums	440,800	266,372	—	14,185	9,519	26,258	—	—	220,900	5,800	1,250	19,313
Loan interest	—	—	(611)	(2,758)	—	—	(2)	—	51	(167)	(4,162)	162
Transfers (to) from the general account of GE Life & Annuity:
Death benefits	(4,261)	—	—	—	—	—	—	(21,111)	(1,103)	—	(776)	—
Surrenders	—	—	(11,869)	(15,782)	—	—	(13,117)	—	(20,154)	—	(6,120)	—
Loans	—	—	(3,379)	(33,418)	—	—	(18,466)	—	(5,813)	—	(9,157)	(4,233)
Cost of insurance and administrative expenses (note 4a)	(7,235)	(1,399)	(22,884)	(29,874)	(374)	(144)	(5,989)	(3,443)	(5,013)	(2,671)	(1,087)	(2,438)
Transfers (to) from the Guarantee Account	210,457	27,275	(10,846)	(29,116)	676	(5,105)	(25,704)	(6,052)	58,280	13,996	1,001,450	(9,980)
Transfers (to) from other subaccounts	29,373	13,490	(441,824)	(119,956)	—	7,676	(62,818)	128,992	65,870	196,675	84,033	59,556

Increase (decrease) in net assets from capital transactions (note 5)	669,134	305,738	(491,413)	(216,719)	9,821	28,685	(126,096)	98,386	313,018	213,633	1,065,401	62,380

Increase (decrease) in net assets	618,535	305,952	(717,745)	(931,208)	3,860	28,796	(45,123)	115,981	158,373	175,457	(39,905)	(112,985)
Net assets at beginning of year	305,952	—	1,693,577	2,624,785	28,796	—	366,322	250,341	329,948	154,491	58,990	171,975

Net assets at end of year	$924,487	305,952	975,832	1,693,577	32,656	28,796	321,199	366,322	488,321	329,948	19,085	58,990

Changes in units (note 5):
Units purchased	72,870	32,146	—	1,578	1,448	4,027	—	8,221	48,131	22,063	27,343	15,870
Units redeemed	(1,231)	(143)	(25,923)	(18,238)	(52)	(16)	(4,764)	(1,565)	(4,620)	(301)	(33,622)	(27,696)

Net increase (decrease) in units from capital transactions with policy owners during the year ended December 31, 2002	71,639	32,003	(25,923)	(16,660)	1,396	4,011	(4,764)	6,656	43,511	21,762	(6,279)	(11,826)

GE LIFE & ANNUITY SEPARATE ACCOUNT III

Statements of Changes in Net Assets, Continued

	Janus Aspen Series (continued)
	Growth Portfolio		Growth Portfolio — Service Shares		International Growth Portfolio		International Growth Portfolio — Service Shares		Worldwide Growth Portfolio		Worldwide Growth Portfolio — Service Shares
	Year ended December 31,		Year ended December 31, 2002	Period from April 26, 2001 to December 31, 2001	Year ended December 31,		Year ended December 31, 2002	Period from June 15, 2001 to December 31, 2001	Year ended December 31,		Year ended December 31, 2002	Period from May 9, 2001 to December 31, 2001
	2002	2001			2002	2001			2002	2001
Increase (decrease) in net assets
From operations:
Net investment income (expense)	$(54,563)	(84,001)	(1,072)	(120)	(7,574)	(7,723)	(26)	16	(32,664)	(100,604)	(623)	(381)
Net realized gain (loss)	(2,566,389)	(860,748)	(15,953)	(280)	(956,937)	(771,175)	(814)	35	(3,633,106)	(1,244,156)	(1,707)	(12,593)
Unrealized appreciation (depreciation) on investments	1,236,264	(1,175,735)	(19,752)	1,694	525,937	64,883	(8,199)	(310)	1,459,159	(2,095,952)	(35,969)	11,801
Capital gain distributions	—	12,827	—	—	—	—	—	—	—	—	—	—

Increase (decrease) in net assets from operations	(1,384,688)	(2,107,657)	(36,777)	1,294	(438,574)	(714,015)	(9,039)	(259)	(2,206,611)	(3,440,712)	(38,299)	(1,173)

From capital transactions:
Net premiums	—	19,652	93,490	52,931	3,000	15,515	49,942	2,500	7,200	79,381	35,733	111,833
Loan interest	(15,382)	(6,078)	—	—	(26,904)	(1,773)	—	—	(4,737)	(9,509)	—	—
Transfers (to) from the general account of GE Life & Annuity:
Death benefits	(16,616)	(1,859)	—	—	—	(1,386)	—	—	(39,385)	(8,606)	—	—
Surrenders	(85,286)	(374,933)	—	—	(26,335)	(31,238)	—	—	(537,307)	(295,316)	—	—
Loans	(43,996)	(124,854)	—	—	(22,629)	(50,587)	—	—	(66,061)	(114,281)	—	—
Cost of insurance and administrative expenses (note 4a)	(57,863)	(78,017)	(1,206)	(169)	(20,282)	(28,806)	(342)	(4)	(93,227)	(128,469)	(1,516)	(590)
Transfers (to) from the Guarantee Account	37,529	(38,847)	24,406	(6,147)	(15,034)	3,241	(141)	(31)	9,760	45,058	13,794	13,268
Transfers (to) from other subaccounts	(461,103)	(551,626)	(52,061)	—	(330,620)	(20,127)	—	—	(800,876)	(1,396,048)	(5,079)	—

Increase (decrease) in net assets from capital transactions (note 5)	(642,717)	(1,156,562)	64,629	46,615	(438,804)	(115,161)	49,459	2,465	(1,524,633)	(1,827,790)	42,932	124,511

Increase (decrease) in net assets	(2,027,405)	(3,264,219)	27,852	47,909	(877,378)	(829,176)	40,420	2,206	(3,731,244)	(5,268,502)	4,633	123,338
Net assets at beginning of year	5,227,678	8,491,897	47,909	—	2,143,951	2,973,127	2,206	—	9,361,972	14,630,474	123,338	—

Net assets at end of year	$3,200,273	5,227,678	75,761	47,909	1,266,573	2,143,951	42,626	2,206	5,630,728	9,361,972	127,971	123,338

Changes in units (note 5):
Units purchased	145	2,430	15,084	7,120	160	794	7,922	315	324	4,643	7,874	17,352
Units redeemed	(38,773)	(53,497)	(6,846)	(22)	(23,671)	(6,852)	(54)	(1)	(69,596)	(79,401)	(1,048)	(78)

Net increase (decrease) in units from capital transactions with policy owners during the year ended December 31, 2002	(38,628)	(51,067)	8,238	7,098	(23,511)	(6,058)	7,868	314	(69,272)	(74,758)	6,826	17,274

GE LIFE & ANNUITY SEPARATE ACCOUNT III

Statements of Changes in Net Assets, Continued

	MFS® Variable Insurance Trust
	MFS® Investors Growth Stock Series — Service Class Shares		MFS® Investors Trust Series — Service Class Shares		MFS® New Discovery Series — Service Class Shares		MFS® Utilities Series — Service Class Shares
	Year ended December 31, 2002	Period from April 12, 2001 to December 31, 2001	Year ended December 31, 2002	Period from August 7, 2001 to December 31, 2001	Year ended December 31, 2002	Period from September 18, 2001 to December 31, 2001	Year ended December 31, 2002	Period from March 14, 2001 to December 31, 2001
Increase (decrease) in net assets
From operations:
Net investment income (expense)	$(647)	(124)	(3,477)	(80)	(1,121)	(80)	9,782	(166)
Net realized gain (loss)	(8,513)	1	(9,514)	(16)	(14,480)	(209)	(10,293)	(155)
Unrealized appreciation (depreciation) on investments	(11,937)	(1,550)	(150,965)	951	(23,500)	5,857	(155,256)	(5,300)
Capital gain distributions	—	97	—	—	—	—	—	198

Increase (decrease) in net assets from operations	(21,097)	(1,576)	(163,956)	855	(39,101)	5,568	(155,767)	(5,423)

From capital transactions:
Net premiums	180,478	17,650	650,238	21,765	79,862	75,927	658,573	75,729
Loan interest	—	—	—	—	—	—	—	—
Transfers (to) from the general account of GE Life & Annuity:
Death benefits	—	—	—	—	—	—	—	—
Surrenders	—	—	—	—	—	—	—	—
Loans	—	—	—	—	—	—	—	—
Cost of insurance and administrative expenses (note 4a)	(818)	(148)	(6,606)	(100)	(1,364)	(144)	(7,330)	(339)
Transfers (to) from the Guarantee Account	41,535	4,058	64,192	14,565	49,257	(13,437)	114,529	18,797
Transfers (to) from other subaccounts	—	—	27,391	—	(66,799)	—	15,648	4,121

Increase (decrease) in net assets from capital transactions (note 5)	221,195	21,560	735,215	36,230	60,956	62,346	781,420	98,308

Increase (decrease) in net assets	200,098	19,984	571,259	37,085	21,855	67,914	625,653	92,885
Net assets at beginning of year	19,984	—	37,085	—	67,914	—	92,885	—

Net assets at end of year	$220,082	19,984	608,344	37,085	89,769	67,914	718,538	92,885

Changes in units (note 5):
Units purchased	37,951	5,984	83,531	9,018	17,487	15,483	98,811	25,064
Units redeemed	(142)	(39)	(769)	(24)	(18,511)	(27)	(962)	(86)

Net increase (decrease) in units from capital transactions with policy owners during the year ended December 31, 2002	37,809	5,945	82,762	8,994	(1,024)	15,456	97,849	24,978

GE LIFE & ANNUITY SEPARATE ACCOUNT III

Statements of Changes in Net Assets, Continued

	Oppenheimer Variable Account Funds
	Oppenheimer Aggressive Growth Fund/VA		Oppenheimer Bond Fund/VA		Oppenheimer Capital Appreciation Fund/VA		Oppenheimer Global Securities Fund/VA — Service Shares		Oppenheimer High Income Fund/VA		Oppenheimer Main Street Growth & Income Fund/VA — Service Shares		Oppenheimer Multiple Strategies Fund/VA
	Year ended December 31,		Year ended December 31,		Year ended December 31,		Year ended December 31, 2002	Period from March 30, 2001 to December 31, 2001	Year ended December 31,		Year ended December 31, 2002	Period from March 14, 2001 to December 31, 2001	Year ended December 31,
	2002	2001	2002	2001	2002	2001			2002	2001			2002	2001
Increase (decrease) in net assets
From operations:
Net investment income (expense)	$(20,886)	(17,963)	101,787	113,480	(21,903)	(29,060)	(3,137)	(638)	268,985	305,549	(1,577)	(461)	71,383	76,015
Net realized gain (loss)	(708,228)	(1,015,974)	(12,054)	(34,432)	(2,039,197)	(234,310)	(30,234)	(1,376)	(933,357)	(101,737)	(11,111)	(245)	(103,661)	(15,905)
Unrealized appreciation (depreciation) on investments	(582,143)	(2,439,102)	41,480	18,831	938,910	(816,014)	(83,177)	180	551,040	(183,510)	(45,071)	2,571	(375,819)	(198,513)
Capital gain distributions	—	917,686	—	—	—	413,546	—	—	—	—	—	—	45,059	158,396

Increase (decrease) in net assets from operations	(1,311,257)	(2,555,353)	131,213	97,879	(1,122,190)	(665,838)	(116,548)	(1,834)	(113,332)	20,302	(57,759)	1,865	(363,038)	19,993

From capital transactions:
Net premiums	(20,857)	33,631	21,642	21,642	20,000	65,536	367,779	260,422	—	600	181,987	130,194	5,000	1,000
Loan interest	(2,867)	(4,831)	619	72,486	(3,184)	(3,401)	(45)	—	(2,544)	(1,874)	—	—	9,347	9,909
Transfers (to) from the general account of GE Life & Annuity:
Death benefits	(75,310)	—	—	—	(8,591)	(24,888)	—	—	(25,177)	(31,784)	—	—	(34,085)	(28,339)
Surrenders	(180,371)	(200,328)	(9,747)	(133,929)	(55,616)	(315,109)	—	—	(281,113)	(189,013)	—	—	(181,005)	(17,862)
Loans	(27,727)	(104,414)	(12,108)	11,422	(57,357)	(79,404)	—	—	(43,016)	(3,940)	—	—	(42,307)	(49,442)
Cost of insurance and administrative expenses (note 4a)	(48,379)	(65,548)	(20,257)	(17,598)	(42,084)	(47,130)	(5,496)	(778)	(29,885)	(35,045)	(3,110)	(638)	(29,430)	(32,722)
Transfers (to) from the Guarantee Account	51,155	11,941	57,054	(3,754)	(10,523)	36,513	132,778	16,981	(21,557)	34,230	134,573	5,249	9,624	30,056
Transfers (to) from other subaccounts	(544,398)	(234,677)	42,567	(348,563)	44,866	60,578	(6,240)	—	(221,367)	(13,802)	(17,781)	(22)	(185,131)	304,616

Increase (decrease) in net assets from capital transactions (note 5)	(848,754)	(564,226)	79,770	(398,294)	(112,489)	(307,305)	488,776	276,625	(624,659)	(240,628)	295,669	134,783	(447,987)	217,216

Increase (decrease) in net assets	(2,160,011)	(3,119,579)	210,983	(300,415)	(1,234,679)	(973,143)	372,228	274,791	(737,991)	(220,326)	237,910	136,648	(811,025)	237,209
Net assets at beginning of year	4,998,996	8,118,575	1,668,725	1,969,140	3,867,210	4,840,353	274,791	—	3,137,353	3,357,679	136,648	—	3,316,580	3,079,371

Net assets at end of year	$2,838,985	4,998,996	1,879,708	1,668,725	2,632,531	3,867,210	647,019	274,791	2,399,362	3,137,353	374,558	136,648	2,505,555	3,316,580

Changes in units (note 5):
Units purchased	—	1,006	4,712	4,910	2,304	3,902	63,721	30,688	—	157	40,824	16,079	844	10,449
Units redeemed	(25,571)	(13,802)	(1,630)	(21,891)	(7,288)	(10,870)	(1,492)	(88)	(20,587)	(7,854)	(2,698)	(78)	(15,876)	(3,907)

Net increase (decrease) in units from capital transactions with policy owners during the year ended December 31, 2002	(25,571)	(12,796)	3,082	(16,981)	(4,984)	(6,968)	62,229	30,600	(20,587)	(7,697)	38,126	16,001	(15,032)	6,542

GE LIFE & ANNUITY SEPARATE ACCOUNT III

Statements of Changes in Net Assets, Continued

	PBHG Insurance Series Fund, Inc.				PIMCO Variable Insurance Trust
	PBHG Growth II Portfolio		PBHG Large Cap Growth Portfolio		Foreign Bond Portfolio —Administrative Class Shares		High Yield Portfolio —Administrative Class Shares		Long-Term U.S. Government Portfolio — Administrative Class Shares		Total Return Portfolio — Administrative Class Shares
	Year ended December 31,		Year ended December 31,		Year ended December 31, 2002	Period from October 8, 2001 to December 31, 2001	Year ended December 31, 2002	Period from May 1, 2001 to December 31, 2001	Year ended December 31, 2002	Period from May 3, 2001 to December 31, 2001	Year ended December 31, 2002	Period from May 3, 2001 to December 31, 2001
	2002	2001	2002	2001
Increase (decrease) in net assets
From operations:
Net investment income (expense)	$(2,727)	(17,075)	(3,257)	(6,310)	978	39	19,899	3,248	11,005	1,401	20,045	1,501
Net realized gain (loss)	26,828	(659,735)	(106,649)	(187,526)	682	2	(7,339)	(377)	1,931	31	1,770	57
Unrealized appreciation (depreciation) on investments	(110,543)	60,672	15,972	(36,601)	1,853	(90)	(3,948)	(1,804)	23,190	(4,793)	29,738	(3,364)
Capital gain distributions	—	—	—	—	343	—	—	—	24,944	3,972	15,450	3,303

Increase (decrease) in net assets from operations	(86,442)	(616,138)	(93,934)	(230,437)	3,856	(49)	8,612	1,067	61,070	611	67,003	1,497

From capital transactions:
Net premiums	3,250	2,000	2,000	3,000	65,332	8,750	267,457	126,639	235,371	144,704	646,917	298,908
Loan interest	(4,675)	(373)	1	(550)	—	—	(74)	—	—	—	(12)	—
Transfers (to) from the general account of GE Life & Annuity:
Death benefits	—	—	—	—	—	—	(4,397)	—	(5,840)	—	(5,803)	—
Surrenders	—	(21,689)	(2,073)	—	—	—	—	—	—	—	—	—
Loans	(4,267)	(79,701)	(829)	(2,371)	—	—	—	—	—	—	—	—
Cost of insurance and administrative expenses (note 4a)	(2,273)	(15,331)	(5,185)	(6,137)	(558)	(16)	(3,440)	(706)	(4,495)	(506)	(8,227)	(731)
Transfers (to) from the Guarantee Account	(12,392)	2,668,758	6,094	9,591	2,996	(1,256)	26,602	574	251,260	39,192	388,743	(57,616)
Transfers (to) from other subaccounts	158,814	(2,258,741)	957	(13,507)	48,772	—	54,539	7,029	29,645	4,771	210,231	5,525

Increase (decrease) in net assets from capital transactions (note 5)	138,457	294,923	965	(9,974)	116,542	7,478	340,687	133,536	505,941	188,161	1,231,849	246,086

Increase (decrease) in net assets	52,015	(321,215)	(92,969)	(240,411)	120,398	7,429	349,299	134,603	567,011	188,772	1,298,852	247,583
Net assets at beginning of year	219,421	540,636	358,465	598,876	7,429	—	134,603	—	188,772	—	247,583	—

Net assets at end of year	$271,436	219,421	265,496	358,465	127,827	7,429	483,902	134,603	755,783	188,772	1,546,435	247,583

Changes in units (note 5):
Units purchased	19,101	24	1,883	1,094	9,973	667	35,571	13,207	41,356	16,899	105,798	22,193
Units redeemed	(2,763)	(9,159)	(576)	(4,953)	(49)	(1)	(795)	(24)	(824)	(44)	(1,186)	(48)

Net increase (decrease) in units from capital transactions with policy owners during the year ended December 31, 2002	16,338	(9,135)	1,307	(3,859)	9,924	666	34,776	13,183	40,532	16,855	104,612	22,145

GE LIFE & ANNUITY SEPARATE ACCOUNT III

Statements of Changes in Net Assets, Continued

	Rydex Variable Trust		Salomon Brothers Variable Series Funds Inc						Van Kampen Life Investment Trust
	OTC Fund		Investors Fund		Strategic Bond Fund		Total Return Fund		Comstock Portfolio — Class II Shares
	Year ended December 31, 2002	Period from July 24, 2001 to December 31, 2001	Year ended December 31,		Year ended December 31,		Year ended December 31,		Period from May 1, 2002 to December 31, 2002
			2002	2001	2002	2001	2002	2001
Increase (decrease) in net assets
From operations:
Net investment income (expense)	$(135)	(4)	(632)	(2,013)	21,041	2,054	143	393	(80)
Net realized gain (loss)	(365)	—	(28,456)	(12,059)	72,464	97	(530)	(17)	(3,599)
Unrealized appreciation (depreciation) on investments	(5,203)	125	(106,668)	(17,392)	(58,719)	(868)	(2,523)	(583)	1,856
Capital gain distributions	—	—	—	5,130	—	—	—	—	—

Increase (decrease) in net assets from operations	(5,703)	121	(135,756)	(26,334)	34,786	1,283	(2,910)	(207)	(1,823)

From capital transactions:
Net premiums	16,700	—	—	22,120	—	—	5,000	—	16,000
Loan interest	—	—	142	(82)	—	(22)	1	(12)	—
Transfers (to) from the general account of GE Life & Annuity:
Death benefits	—	—	(1,023)	—	—	—	—	—	—
Surrenders	—	—	(664)	—	—	—	(9,258)	—	—
Loans	—	—	(5,532)	(1,360)	12,468	(4)	—	(7)	—
Cost of insurance and administrative expenses (note 4a)	(177)	(4)	(8,550)	(6,113)	(3,525)	(370)	(590)	(302)	(114)
Transfers (to) from the Guarantee Account	7,888	1,735	(7,963)	(25,671)	(73,959)	50	(0)	(52)	17,903
Transfers (to) from other subaccounts	—	—	67,300	290,380	475,149	63,077	19,813	20,111	—

Increase (decrease) in net assets from capital transactions (note 5)	24,411	1,731	43,710	279,274	410,133	62,731	14,966	19,738	33,789

Increase (decrease) in net assets	18,708	1,852	(92,046)	252,940	444,919	64,014	12,056	19,531	31,966
Net assets at beginning of year	1,852	—	468,596	215,656	64,014	—	28,993	9,462	—

Net assets at end of year	$20,560	1,852	376,550	468,596	508,933	64,014	41,049	28,993	31,966

Changes in units (note 5):
Units purchased	6,747	391	2,493	18,827	42,466	5,681	2,350	2,120	3,947
Units redeemed	(47)	(1)	(583)	(455)	(6,327)	(36)	(933)	(338)	(15)

Net increase (decrease) in units from capital transactions with policy owners during the year ended December 31, 2002	6,700	390	1,910	18,372	36,139	5,645	1,417	1,782	3,932

See accompanying notes to financial statements.

GE LIFE & ANNUITY SEPARATE ACCOUNT III

Notes to Financial Statements

December 31, 2002

(1)	Description of Entity

GE Life & Annuity Separate Account III (the Account) is a separate investment account established in 1987 by GE Life and Annuity Assurance Company (GE Life & Annuity) under the laws of the Commonwealth of Virginia. The Account operates as a unit investment trust under the Investment Company Act of 1940. The Account is used to fund certain benefits for single premium variable life insurance policies and flexible premium variable life insurance policies issued by GE Life & Annuity. GE Life & Annuity is a stock life insurance company operating under a charter granted by the Commonwealth of Virginia on March 21, 1871. A majority of GE Life & Annuity’s capital stock is owned by General Electric Capital Assurance Company. General Electric Capital Assurance Company and its parent, GE Financial Assurance Holdings, Inc., are indirect, wholly-owned subsidiaries of General Electric Capital Corporation (GE Capital). GE Capital, a diversified financial services company, is directly or indirectly, a wholly-owned subsidiary of General Electric Company (GE), a New York corporation.

During May 2002, two subaccounts were added to the Account for Type I and Type II units (See note 2b). These subaccounts invest in the Van Kampen Life Investment Trust — Comstock Portfolio — Class II Shares and the Van Kampen Life Investment Trust — Emerging Growth Portfolio — Class II Shares.

During 2002, AIM Variable Insurance Funds changed the name of its AIM V. I. Value Fund — Series I Shares to AIM V. I. Premier Equity Fund — Series I Shares. In addition, PIMCO Variable Insurance Trust changed the name of its High Yield Bond Portfolio — Administrative Class Shares to High Yield Portfolio — Administrative Class Shares, its Long-Term U.S. Government Bond Portfolio — Administrative Class Shares to Long-Term U.S. Government Portfolio — Administrative Class Shares and its Total Return Bond Portfolio — Administrative Class Shares to Total Return Portfolio — Administrative Class Shares.

During 2001, MFS® Variable Insurance Trust changed the name of its MFS® Growth Series — Service Class Shares to MFS® Investors Growth Stock Series — Service Class Shares and its MFS® Growth With Income Series — Service Class Shares to MFS® Investors Trust Series — Service Class Shares.

All designated portfolios are series type mutual funds.

(2)	Summary of Significant Accounting Policies

(a)  Investments

Investments are stated at fair market value, which is based on the underlying net asset value per share of the respective portfolios. Purchases and sales of investments are recorded on the trade date and distributions are recorded on the ex-dividend date. Certain 2001 distributions received from the Janus Funds have been reclassified from capital gain distributions to investment income in the current year’s presentation of the 2001 Statements of Changes in Net Assets and the 2001 Financial Highlights. Such reclassifications had no impact on net assets or net asset value per unit. Realized gains and losses on investments are determined on the average cost basis. The units and unit values are disclosed as of the last Valuation Day in the applicable year or period.

(b)  Unit Class

There are two unit classes included in the Account. Type I units are sold under policy form P1097. Type II units are sold under policy forms P1254 and P1255. An indefinite number of units in each unit class is authorized. Each unit type has its own expense structure.

(c)  Federal Income Taxes

The Account is not taxed separately because its operations are part of the total operations of GE Life & Annuity. GE Life & Annuity is taxed as a life insurance company under the Internal Revenue Code (the Code). GE Life & Annuity is included in the General Electric Capital Assurance Company consolidated federal income tax return. The Account will not be taxed as a regulated investment company under subchapter M of the Code. Under existing federal income tax law, no taxes are payable on the investment income or on the capital gains of the Account.

GE LIFE & ANNUITY SEPARATE ACCOUNT III

Notes to Financial Statements — Continued

December 31, 2002

(d)  Use of Estimates

Financial statements prepared in conformity with accounting principles generally accepted in the United States of America require management to make estimates and assumptions that affect amounts and disclosures reported therein. Actual results could differ from those estimates.

(3)	Purchases and Sales of Investments

The aggregate cost of investments acquired and the aggregate proceeds of investments sold, for the year ended December 31, 2002 were:

Fund/Portfolio	Cost of Shares Acquired	Proceeds from Shares Sold
AIM Variable Insurance Funds:
AIM V.I. Capital Appreciation Fund — Series I Shares	$94,125	$51,194
AIM V.I. Growth Fund — Series I Shares	72,056	10,587
AIM V.I. Premier Equity Fund — Series I Shares	606,552	375,647
The Alger American Fund:
Alger American Growth Portfolio	564,499	1,395,889
Alger American Small Capitalization Portfolio	11,872,202	12,672,764
Alliance Variable Products Series Fund, Inc.:
Growth and Income Portfolio — Class B	1,384,277	295,111
Premier Growth Portfolio — Class B	176,672	27,819
Quasar Portfolio — Class B	122,977	57,213
Dreyfus:
Dreyfus Investment Portfolios–Emerging Markets Portfolio — Initial Shares	22,273	378
The Dreyfus Socially Responsible Growth Fund, Inc. — Initial Shares	29,216	13,930
Federated Insurance Series:
Federated American Leaders Fund II — Primary Shares	348,668	585,802
Federated High Income Bond Fund II — Primary Shares	5,627,028	5,501,757
Federated High Income Bond Fund II — Service Shares	142,907	40,791
Federated International Small Company Fund II	19,335	11,261
Federated Utility Fund II	76,208	61,571
Fidelity Variable Insurance Products Fund (“VIP”):
VIP Equity-Income Portfolio	1,872,156	3,233,951
VIP Equity-Income Portfolio — Service Class 2	793,915	217,070
VIP Growth Portfolio	11,066,908	12,807,140
VIP Growth Portfolio — Service Class 2	161,999	68,509
VIP Overseas Portfolio	13,596,028	13,872,134
Fidelity Variable Insurance Products Fund II (“VIP II”):
VIP II Asset ManagerSM Portfolio	503,156	1,143,986
VIP II Contrafund® Portfolio	2,436,481	3,707,518
VIP II Contrafund® Portfolio — Service Class 2	444,126	70,902

GE LIFE & ANNUITY SEPARATE ACCOUNT III

Notes to Financial Statements — Continued

December 31, 2002

Fund/Portfolio	Cost of Shares Acquired	Proceeds from Shares Sold
Fidelity Variable Insurance Products Fund III (“VIP III”):
VIP III Growth & Income Portfolio	$582,522	$570,074
VIP III Growth & Income Portfolio — Service Class 2	72,230	35,221
VIP III Growth Opportunities Portfolio	39,906	87,025
VIP III Mid Cap Portfolio — Service Class 2	368,146	61,746
GE Investments Funds, Inc.:
Global Income Fund	14,198,040	14,082,990
Income Fund	23,617,647	21,906,835
International Equity Fund	3,485,952	3,593,491
Mid-Cap Value Equity Fund	41,528,205	40,897,278
Money Market Fund	137,317,946	133,645,471
Premier Growth Equity Fund	5,035,430	4,901,018
Real Estate Securities Fund	1,188,709	1,007,987
S&P 500® Index Fund	2,553,050	1,997,749
Small-Cap Value Equity Fund	558,234	159,542
Total Return Fund	382,124	255,049
U.S. Equity Fund	1,322,931	1,049,516
Value Equity Fund	127,708	24,167
Goldman Sachs Variable Insurance Trust (VIT):
Goldman Sachs Growth and Income Fund	9,653	2,818
Goldman Sachs Mid Cap Value Fund	3,574,507	3,587,970
Janus Aspen Series:
Aggressive Growth Portfolio	494,919	1,062,573
Aggressive Growth Portfolio — Service Shares	519,058	41,901
Balanced Portfolio	1,751,287	3,432,854
Balanced Portfolio — Service Shares	852,487	169,963
Capital Appreciation Portfolio	317,889	821,549
Capital Appreciation Portfolio — Service Shares	10,467	894
Flexible Income Portfolio	21,968,861	20,964,712
Global Life Sciences Portfolio — Service Shares	417,181	109,578
Global Technology Portfolio — Service Shares	6,050,190	5,221,340
Growth Portfolio	14,144,628	15,776,387
Growth Portfolio — Service Shares	128,020	64,462
International Growth Portfolio	7,810,592	8,257,644
International Growth Portfolio — Service Shares	53,636	4,204
Worldwide Growth Portfolio	6,472,816	8,022,249
Worldwide Growth Portfolio — Service Shares	53,645	11,336
MFS® Variable Insurance Trust:
MFS® Investors Growth Stock Series — Service Class Shares	259,890	39,341
MFS® Investors Trust Series — Service Class Shares	785,004	53,265
MFS® New Discovery Series — Service Class Shares	134,649	74,799
MFS® Utilities Series — Service Class Shares	859,982	64,449
Oppenheimer Variable Account Funds:
Oppenheimer Aggressive Growth Fund/VA	389,387	1,259,716
Oppenheimer Bond Fund/VA	756,340	574,573
Oppenheimer Capital Appreciation Fund/VA	4,432,173	4,576,110
Oppenheimer Global Securities Fund/VA — Service Shares	692,676	207,037
Oppenheimer High Income Fund/VA	3,843,683	4,198,955

GE LIFE & ANNUITY SEPARATE ACCOUNT III

Notes to Financial Statements — Continued

December 31, 2002

Fund/Portfolio	Cost of Shares Acquired	Proceeds from Shares Sold
Oppenheimer Main Street Growth & Income Fund/VA — Service Shares	$396,694	$102,602
Oppenheimer Multiple Strategies Fund/VA	317,589	649,756
PBHG Insurance Series Fund, Inc.:
PBHG Growth II Portfolio	5,399,880	5,500,502
PBHG Large Cap Growth Portfolio	310,404	332,183
PIMCO Variable Insurance Trust:
Foreign Bond Portfolio — Administrative Class Shares	163,545	45,657
High Yield Portfolio — Administrative Class Shares	475,792	113,817
Long-Term U.S. Government Portfolio — Administrative Class Shares	709,933	166,928
Total Return Portfolio — Administrative Class Shares	1,570,616	299,600
Rydex Variable Trust:
OTC Fund	32,615	8,339
Salomon Brothers Variable Series Funds Inc:
Investors Fund	202,355	159,394
Strategic Bond Fund	8,122,182	7,690,957
Total Return Fund	25,606	10,502
Van Kampen Life Investment Trust:
Comstock Portfolio — Class II Shares	49,933	16,224

(4)	Related Party Transactions

(a)  GE Life & Annuity

For policies issued after May 1, 1995, policy owners may transfer cash values between the Account’s subaccounts and the Guarantee Account that is part of the general account of GE Life & Annuity. In addition, certain policy owners elect to allocate premiums to the general account of GE Life & Annuity and, over a period up to one year, periodically and systematically transfer amounts to the subaccounts of their choice. Amounts transferred to the Guarantee Account earn interest at the interest rate effective at the time of such transfer and remain in effect for the guarantee period, after which a new rate may be declared.

Type I Units (Policy Form P1097)

Net premiums transferred from GE Life & Annuity to the Account represent gross premiums recorded by GE Life & Annuity on its flexible premium variable life insurance policies, less deductions. For ten years after each premium payment, GE Life & Annuity deducts a monthly premium tax charge equal to an annual rate of .20% of the portion of the assets in the Account attributable to each premium payment and a monthly distribution expense charge equal to an annual rate of ..30% of that portion of the assets in the Account attributable to each premium payment. The sum of the cumulative distribution expense charges previously deducted attributable to a particular premium payment will never exceed 9% of that premium.

A Mortality and Expense Risk Charge is deducted daily from the assets in the subaccounts attributable to the policies equal to an effective annual rate of .90% of the average daily net assets. This charge is for the mortality and expense risks that GE Life & Annuity assumes. In addition, an Administrative Expense is deducted daily from the assets in the subaccounts attributable to the policies equal to an effective annual rate of .40% of the average daily net assets.

A cost of insurance charge is deducted monthly. The cost of insurance charge depends on a number of factors such as age, gender, policy duration and risk class that causes the charge to vary by policy and from month to month.

There will be a surrender charge if the policy is surrendered within nine years of a premium payment. The total surrender charge will equal the sum of the surrender charge attributable to the premium payments made under the policy

GE LIFE & ANNUITY SEPARATE ACCOUNT III

Notes to Financial Statements — Continued

December 31, 2002

before the surrender. The maximum surrender charge is 6% of premium payments for the first four years of the premium payment and then declines by 1% each year thereafter until reaching 0% after year nine.

A partial surrender processing fee of the lesser of $25 or 2% of the amount surrendered is assessed on all partial surrenders.

A transfer charge of $10 is assessed for each transfer among subaccounts after the first transfer made in any calendar month.

Type II Units (Policy Form P1254 and P1255)

Net premiums transferred from GE Life & Annuity to the Account represent gross premiums recorded by GE Life & Annuity on its single premium variable life insurance policies less deductions. For 10 years after each premium payment, GE Life & Annuity deducts a monthly premium tax charge equal to an annual rate of .20% of the portion of the assets in the Account attributable to each premium payment and a monthly distribution expense charge equal to an annual rate of .30% of that portion of the assets in the Account attributable to each premium payment.

A Mortality and Expense Risk Charge is deducted monthly from the assets in the subaccounts attributable to the policies equal to an effective annual rate of .70% of the average daily net assets during the first ten policy years and .35% thereafter. This charge is for the mortality and expense risks that GE Life & Annuity assumes. In addition, an Administrative Expense is deducted monthly from the assets in the subaccounts attributable to the policies equal to an effective annual rate of ..40% of the average daily net assets. The minimum monthly deduction for the Administrative expense charge is $8.00.

A cost of insurance charge is deducted monthly. For a single life policy, the effective annual rate of this charge is .65%. For a joint and last survivor policy, the effective annual rate of the charge is .35%.

There will be a surrender charge if the policy is surrendered within seven years of the initial premium payment. The total surrender charge will equal the sum of the surrender charge attributable to the premium payments made under the policy before the surrender. The maximum surrender charge is 6% and decreases to 0% in year seven.

A partial surrender processing fee of the lesser of $25 or 2% of the amount surrendered is assessed on all partial surrenders. Partial surrenders are not permitted if the partial surrender would reduce the account value below $25,000.

Currently a charge is not assessed for transfers among subaccounts. GE Life & Annuity has reserved the right to assess a $10 transfer charge for each transfer.

(b)  Receivable From Affiliate

Receivable from affiliate represents receivable from GE Life & Annuity attributable to decreases in share values between the dates charges and deductions are assessed and the dates corresponding shares are redeemed.

(c )  Accrued Expenses Payable to Affiliate

Accrued expenses payable to affiliate are mostly attributable to charges and deductions made under the contracts for services and benefits accrued and payable to GE Life & Annuity.

(d)  Capital Brokerage Corporation

Capital Brokerage Corporation, an affiliate of GE Life & Annuity, is a Washington Corporation registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. Capital Brokerage Corporation serves as principal underwriter for variable

GE LIFE & ANNUITY SEPARATE ACCOUNT III

Notes to Financial Statements — Continued

December 31, 2002

life insurance policies and variable annuities issued by GE Life & Annuity. GE Life & Annuity pays commissions and other marketing related expenses to Capital Brokerage Corporation. Certain officers and directors of GE Life & Annuity are also officers and directors of Capital Brokerage Corporation.

(e)  GE Investments Funds, Inc.

GE Investments Funds, Inc. (the Fund) is an open-end diversified management investment company. GE Asset Management Incorporated (Investment Advisor), a wholly-owned subsidiary of GE, currently serves as investment advisor to GE Investments Funds, Inc. As compensation for its services, the Investment Advisor is paid an investment advisory fee by the Fund based on the average daily net assets at an effective annual rate of .60% for the Global Income Fund, .50% for the Income Fund, 1.00% for the International Equity Fund, .65% for the Mid-Cap Value Equity Fund, .37% for the Money Market Fund, .65% for the Premier Growth Equity Fund, .85% for the Real Estate Securities Fund, .35% for the S&P 500® Index Fund, .80% for the Small-Cap Value Equity Fund, .49% for the Total Return Fund, .55% for the U.S. Equity Fund, and .65% for the Value Equity Fund.

(5)	Capital Transactions

All dividends and capital gain distributions of the portfolios are automatically reinvested in shares of the distributing portfolios at their net asset value on the date of distribution. In other words, portfolio dividends or portfolio distributions are not paid to policy owners as additional units, but instead are reflected in unit values. The increase (decrease) in outstanding units and amounts by subaccount from capital transactions for the period ended December 31, 2002 is reflected in the Statements of Changes in Net Assets.

(6)	Financial Highlights

A summary by type and by subaccount of the outstanding units, unit values, net assets, expense ratios, investment income ratios, and total return ratios for the years or lesser periods ended December 31, 2002 and 2001 follows.

Expenses as a percentage of average net assets represent the annualized contract policy expenses of the Account, consisting of mortality and expense risk charges, and administrative expenses for each period indicated. The expense ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying portfolios are excluded. The expenses as a percentage of average net assets for Type II units is zero due to the fact that the expense is deducted monthly by a redeption of units.

The investment income ratio represents the ordinary dividends received by the Account from the underlying portfolio divided by the average net assets.

The total return below represents the annual total return for the year or lesser periods indicated and includes deductions only for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Standardized total returns shown separately in a Prospectus or Statement of Additional Information for a product supported by the Account include the maximum contract charges that may be assessed to any contract through both the daily unit value calculation and the redemption of units. Accordingly, these standardized total returns will generally reflect a lower return than the total return below.

GE LIFE & ANNUITY SEPARATE ACCOUNT III

Notes to Financial Statements — Continued

December 31, 2002

	Units	Net Assets		Expenses as a % of Average Net Assets	Investment Income Ratio	Total Return
		Unit Value	000s
Type I:
The Alger American Fund:
Alger American Growth Portfolio
2002	123,144	$12.49	$1,538	1.30%	0.04%	(33.86)%
2001	177,225	18.89	3,348	1.30%	0.25%	(12.97)%
Alger American Small Capitalization Portfolio
2002	149,660	6.23	932	1.30%	0.00%	(27.18)%
2001	193,757	8.56	1,659	1.30%	0.04%	(30.43)%
Federated Insurance Series:
Federated American Leaders Fund II — Primary Shares
2002	46,687	13.28	620	1.30%	1.25%	(21.25)%
2001	63,683	16.86	1,074	1.30%	1.20%	(5.46)%
Federated High Income Bond Fund II — Primary Shares
2002	49,334	13.85	683	1.30%	9.50%	0.07%
2001	43,255	13.84	599	1.30%	10.63%	0.06%
Federated Utility Fund II
2002	23,173	10.90	253	1.30%	5.32%	(24.94)%
2001	23,007	14.52	334	1.30%	3.41%	(14.85)%
Fidelity Variable Insurance Products Fund (“VIP”):
VIP Equity-Income Portfolio
2002	274,815	31.17	8,566	1.30%	1.87%	(18.02)%
2001	323,795	38.02	12,311	1.30%	1.72%	(6.20)%
VIP Growth Portfolio
2002	178,203	30.85	5,498	1.30%	0.26%	(31.01)%
2001	212,582	44.72	9,507	1.30%	0.08%	(18.72)%
VIP Overseas Portfolio
2002	265,593	14.35	3,811	1.30%	0.75%	(21.31)%
2001	126,121	18.24	2,300	1.30%	5.56%	(22.20)%
Fidelity Variable Insurance Products Fund II (“VIP II”):
VIP II Asset ManagerSM Portfolio
2002	188,247	24.40	4,593	1.30%	4.20%	(9.91)%
2001	219,198	27.08	5,936	1.30%	4.31%	(5.34)%
VIP II Contrafund® Portfolio
2002	252,256	22.91	5,779	1.30%	0.87%	(10.53)%
2001	303,135	25.60	7,760	1.30%	0.82%	(13.39)%
Fidelity Variable Insurance Products Fund III (“VIP III”):
VIP III Growth & Income Portfolio
2002	35,060	12.02	421	1.30%	1.30%	(17.70)%
2001	35,267	14.61	515	1.30%	1.60%	(9.94)%
VIP III Growth Opportunities Portfolio
2002	25,246	8.29	209	1.30%	1.09%	(22.86)%
2001	29,917	10.75	322	1.30%	0.44%	(15.54)%

GE LIFE & ANNUITY SEPARATE ACCOUNT III

Notes to Financial Statements — Continued

December 31, 2002

	Units	Net Assets		Expenses as a % of Average Net Assets	Investment Income Ratio	Total Return
		Unit Value	000s
Type I:
GE Investments Funds, Inc.:
Global Income Fund
2002	13,107	$11.47	$150	1.30%	0.64%	15.12%
2001	3,313	9.96	33	1.30%	0.00%	(2.96)%
Income Fund
2002	146,090	13.05	1,906	1.30%	4.15%	8.46%
2001	103,897	12.03	1,250	1.30%	4.74%	6.03%
International Equity Fund
2002	41,672	9.42	393	1.30%	1.71%	(24.82)%
2001	41,454	12.53	519	1.30%	1.44%	(21.89)%
Mid-Cap Value Equity Fund
2002	84,565	14.43	1,220	1.30%	1.04%	(14.88)%
2001	71,065	16.95	1,205	1.30%	0.84%	(0.98)%
Money Market Fund
2002	835,428	17.48	14,603	1.30%	1.54%	0.16%
2001	810,426	17.45	14,142	1.30%	4.03%	2.62%
Premier Growth Equity Fund
2002	64,298	7.69	494	1.30%	0.05%	(22.04)%
2001	73,412	9.86	724	1.30%	0.11%	(10.32)%
Real Estate Securities Fund
2002	46,757	20.69	967	1.30%	4.24%	(2.63)%
2001	41,820	21.25	889	1.30%	3.28%	10.38%
S&P 500® Index Fund
2002	120,870	30.57	3,695	1.30%	1.39%	(23.38)%
2001	138,814	39.90	5,539	1.30%	0.96%	(13.41)%
Total Return Fund
2002	54,067	29.77	1,610	1.30%	2.36%	(10.49)%
2001	51,334	33.26	1,707	1.30%	2.55%	(4.16)%
U.S. Equity Fund
2002	35,121	8.89	312	1.30%	1.24%	(20.31)%
2001	19,782	11.16	221	1.30%	1.00%	(9.67)%
Goldman Sachs Variable Insurance Trust (VIT):
Goldman Sachs Growth and Income Fund
2002	7,637	6.79	52	1.30%	1.48%	(12.49)%
2001	6,794	7.75	53	1.30%	0.54%	(10.52)%
Goldman Sachs Mid Cap Value Fund
2002	201,801	11.26	2,272	1.30%	0.94%	(5.93)%
2001	205,679	11.97	2,462	1.30%	1.42%	10.59%
Janus Aspen Series:
Aggressive Growth Portfolio
2002	87,006	14.29	1,243	1.30%	0.00%	(28.87)%
2001	119,899	20.10	2,410	1.30%	0.00%	(40.24)%
Balanced Portfolio
2002	189,007	20.41	3,858	1.30%	2.27%	(7.66)%
2001	272,413	22.10	6,020	1.30%	2.50%	(5.91)%

GE LIFE & ANNUITY SEPARATE ACCOUNT III

Notes to Financial Statements — Continued

December 31, 2002

	Units	Net Assets		Expenses as a % of Average Net Assets	Investment Income Ratio	Total Return
		Unit Value	000s
Type I:
Capital Appreciation Portfolio
2002	58,293	$16.74	$976	1.30%	0.52%	(16.77)%
2001	84,216	20.11	1,694	1.30%	1.22%	(22.70)%
Flexible Income Portfolio
2002	19,609	16.38	321	1.30%	4.46%	9.04%
2001	24,373	15.03	366	1.30%	6.27%	6.33%
Global Life Sciences Portfolio — Service Shares
2002	41,499	6.53	271	1.30%	0.00%	(30.46)%
2001	33,891	9.40	319	1.30%	0.00%	(17.84)%
Global Technology Portfolio — Service Shares
2002	4,019	2.46	10	1.30%	0.00%	(41.70)%
2001	10,228	4.21	43	1.30%	0.61%	(38.14)%
Growth Portfolio
2002	208,895	15.32	3,200	1.30%	0.00%	(27.46)%
2001	247,523	21.12	5,228	1.30%	0.07%	(25.72)%
International Growth Portfolio
2002	96,464	13.13	1,267	1.30%	0.83%	(26.55)%
2001	119,975	17.87	2,144	1.30%	0.99%	(24.24)%
Worldwide Growth Portfolio
2002	311,606	18.07	5,631	1.30%	0.86%	(26.47)%
2001	380,878	24.58	9,362	1.30%	0.45%	(23.45)%
Oppenheimer Variable Account Funds:
Oppenheimer Aggressive Growth Fund/VA
2002	100,317	28.30	2,839	1.30%	0.72%	(28.73)%
2001	125,888	39.71	4,999	1.30%	1.00%	(32.17)%
Oppenheimer Bond Fund/VA
2002	69,645	26.99	1,880	1.30%	7.20%	7.67%
2001	66,563	25.07	1,669	1.30%	8.12%	6.38%
Oppenheimer Capital Appreciation Fund/VA
2002	82,292	31.99	2,633	1.30%	0.61%	(27.81)%
2001	87,276	44.31	3,867	1.30%	0.64%	(13.72)%
Oppenheimer High Income Fund/VA
2002	79,265	30.27	2,399	1.30%	11.03%	(3.66)%
2001	99,852	31.42	3,137	1.30%	10.57%	0.64%
Oppenheimer Multiple Strategies Fund/VA
2002	88,224	28.40	2,506	1.30%	3.80%	(11.56)%
2001	103,256	32.12	3,317	1.30%	3.69%	0.88%
PBHG Insurance Series Fund, Inc.:
PBHG Growth II Portfolio
2002	36,730	7.39	271	1.30%	0.00%	(31.33)%
2001	20,392	10.76	219	1.30%	0.00%	(41.25)%
PBHG Large Cap Growth Portfolio
2002	22,443	11.83	265	1.30%	0.00%	(30.24)%
2001	21,136	16.96	358	1.30%	0.00%	(29.22)%

GE LIFE & ANNUITY SEPARATE ACCOUNT III

Notes to Financial Statements — Continued

December 31, 2002

	Units	Net Assets		Expenses as a % of Average Net Assets	Investment Income Ratio	Total Return
		Unit Value	000s
Type I:
Salomon Brothers Variable Series Funds Inc:
Investors Fund
2002	34,451	$10.93	$377	1.30%	1.15%	(24.05)%
2001	32,541	14.40	469	1.30%	0.85%	(5.40)%
Strategic Bond Fund
2002	41,784	12.18	509	1.30%	4.54%	7.43%
2001	5,645	11.34	64	1.30%	7.74%	5.52%
Total Return Fund
2002	4,036	10.17	41	1.30%	1.68%	(8.08)%
2001	2,619	11.07	29	1.30%	3.54%	(2.09)%

Type II:
AIM Variable Insurance Funds:
AIM V.I. Capital Appreciation Fund — Series I Shares
2002	10,253	5.05	52	0.00%	0.00%	(24.36)%
2001	2,807	6.68	19	0.00%	0.00%	(24.12)%
AIM V.I. Growth Fund — Series I Shares
2002	16,273	4.03	66	0.00%	0.00%	(30.97)%
2001	1,615	5.84	9	0.00%	0.29%	(34.61)%
AIM V.I. Premier Equity Fund — Series I Shares
2002	59,640	5.86	349	0.00%	0.43%	(30.26)%
2001	27,610	8.40	232	0.00%	0.33%	(13.52)%
Alliance Variable Products Series Fund, Inc.:
Growth and Income Portfolio — Class B
2002	164,253	8.09	1329	0.00%	0.52%	(22.26)%
2001	47,021	10.41	489	0.00%	0.10%	(0.94)%
Premier Growth Portfolio — Class B
2002	27,422	5.26	144	0.00%	0.00%	(30.84)%
2001	5,207	7.60	40	0.00%	0.00%	(18.30)%
Quasar Portfolio — Class B
2002	17,405	5.54	96	0.00%	0.00%	(32.06)%
2001	7,501	8.16	61	0.00%	0.00%	(13.81)%
Dreyfus:
Dreyfus Investment Portfolios-Emerging Markets Portfolio — Initial Shares
2002	2,370	9.74	23	0.00%	1.50%	(0.48)%
2001	412	9.78	4	0.00%	0.60%	2.19%
The Dreyfus Socially Responsible Growth Fund, Inc. — Initial Shares
2002	4,597	5.08	23	0.00%	0.37%	(28.94)%
2001	1,726	7.15	12	0.00%	0.08%	(23.42)%
Federated Insurance Series:
Federated High Income Bond Fund II — Service Shares
2002	20,604	9.87	203	0.00%	8.72%	1.23%
2001	11,377	9.73	111	0.00%	0.00%	(2.65)%

GE LIFE & ANNUITY SEPARATE ACCOUNT III

Notes to Financial Statements — Continued

December 31, 2002

	Units	Net Assets		Expenses as a % of Average Net Assets	Investment Income Ratio	Total Return
		Unit Value	000s
Type II:
Federated International Small Company Fund II
2002	2,749	$5.43	$15	0.00%	0.00%	(17.48)%
2001	1,519	6.58	10	0.00%	0.00%	(30.78)%
Fidelity Variable Insurance Products Fund (“VIP”):
VIP Equity-Income Portfolio — Service Class 2
2002	90,067	8.25	743	0.00%	1.02%	(17.15)%
2001	29,152	9.96	290	0.00%	0.00%	(6.26)%
VIP Growth Portfolio — Service Class 2
2002	28,278	5.25	148	0.00%	0.11%	(30.30)%
2001	13,129	7.53	99	0.00%	0.00%	(18.76)%
Fidelity Variable Insurance Products Fund II (“VIP II”):
VIP II Contrafund® Portfolio — Service Class 2
2002	53,898	7.78	419	0.00%	0.27%	(9.60)%
2001	7,959	8.61	69	0.00%	0.00%	(13.43)%
Fidelity Variable Insurance Products Fund III (“VIP III”):
VIP III Growth & Income Portfolio — Service Class 2
2002	12,761	7.30	93	0.00%	1.11%	(16.84)%
2001	8,285	8.78	73	0.00%	0.00%	(10.00)%
VIP III Mid Cap Portfolio — Service Class 2
2002	40,527	9.15	371	0.00%	0.43%	(10.02)%
2001	9,368	10.17	95	0.00%	0.00%	(4.57)%
GE Investments Funds, Inc.:
Income Fund
2002	3,685	10.75	40	0.00%	4.15%	9.89%
2001	—	—	—	—	—	—
Mid-Cap Value Equity Fund
2002	56,198	9.35	525	0.00%	1.04%	(13.76)%
2001	16,047	10.84	174	0.00%	0.84%	(0.77)%
Money Market Fund
2002	156,489	10.67	1670	0.00%	1.54%	1.47%
2001	62,265	10.51	654	0.00%	4.03%	2.83%
Premier Growth Equity Fund
2002	28,636	6.90	198	0.00%	0.05%	(21.02)%
2001	2,652	8.74	23	0.00%	0.11%	(10.13)%
S&P 500® Index Fund
2002	214,227	6.53	1399	0.00%	1.39%	(22.37)%
2001	51,742	8.41	435	0.00%	0.96%	(13.23)%
Small-Cap Value Equity Fund
2002	40,812	10.93	446	0.00%	0.40%	(13.86)%
2001	7,759	12.68	98	0.00%	0.92%	8.77%
U.S. Equity Fund
2002	28,924	7.42	215	0.00%	1.24%	(19.26)%
2001	13,161	9.19	121	0.00%	1.00%	(9.47)%
Value Equity Fund
2002	17,577	7.65	134	0.00%	1.39%	(17.57)%
2001	5,347	9.28	50	0.00%	1.49%	(9.75)%

GE LIFE & ANNUITY SEPARATE ACCOUNT III

Notes to Financial Statements — Continued

December 31, 2002

	Units	Net Assets		Expenses as a % of Average Net Assets	Investment Income Ratio	Total Return
		Unit Value	000s
Type II:
Janus Aspen Series:
Aggressive Growth Portfolio — Service Shares
2002	115,968	$3.55	$412	0.00%	0.00%	(28.12)%
2001	8,681	4.94	43	0.00%	0.00%	(40.25)%
Balanced Portfolio — Service Shares
2002	103,642	8.92	924	0.00%	2.60%	(6.67)%
2001	32,003	9.56	306	0.00%	2.26%	(5.94)%
Capital Appreciation Portfolio — Service Shares
2002	5,407	6.04	33	0.00%	0.34%	(15.93)%
2001	4,011	7.18	29	0.00%	0.55%	(22.68)%
Global Life Sciences Portfolio — Service Shares
2002	37,278	5.83	217	0.00%	0.00%	(29.55)%
2001	1,375	8.27	11	0.00%	0.00%	(17.67)%
Global Technology Portfolio — Service Shares
2002	3,129	2.94	9	0.00%	0.00%	(40.93)%
2001	3,199	4.98	16	0.00%	0.61%	(38.00)%
Growth Portfolio — Service Shares
2002	15,336	4.94	76	0.00%	0.00%	(26.72)%
2001	7,098	6.75	48	0.00%	0.07%	(25.72)%
International Growth Portfolio — Service Shares
2002	8,182	5.21	43	0.00%	1.08%	(25.76)%
2001	314	7.02	2	0.00%	0.75%	(24.27)%
Worldwide Growth Portfolio — Service Shares
2002	24,100	5.31	128	0.00%	0.62%	(25.71)%
2001	17,274	7.14	123	0.00%	0.14%	(23.46)%
MFS® Variable Insurance Trust:
MFS® Investors Growth Stock Series — Service Class Shares
2002	43,754	5.03	220	0.00%	0.00%	(27.71)%
2001	2,871	6.96	20	0.00%	0.05%	(25.65)%
MFS® Investors Trust Series — Service Class Shares
2002	91,756	6.63	608	0.00%	0.57%	(21.15)%
2001	4,410	8.41	37	0.00%	0.00%	(17.02)%
MFS® New Discovery Series — Service Class Shares
2002	14,432	6.22	90	0.00%	0.00%	(31.80)%
2001	7,447	9.12	68	0.00%	0.00%	(6.29)%
MFS® Utilities Series — Service Class Shares
2002	122,827	5.85	719	0.00%	3.05%	(22.90)%
2001	12,254	7.58	93	0.00%	0.22%	(25.27)%
Oppenheimer Variable Account Funds:
Oppenheimer Global Securities Fund/VA — Service Shares
2002	92,829	6.97	647	0.00%	0.32%	(22.36)%
2001	30,600	8.98	275	0.00%	0.00%	(13.13)%

GE LIFE & ANNUITY SEPARATE ACCOUNT III

Notes to Financial Statements — Continued

December 31, 2002

	Units	Net Assets		Expenses as a % of Average Net Assets	Investment Income Ratio	Total Return
		Unit Value	000s
Type II:
Oppenheimer Main Street Growth & Income Fund/VA — Service Shares
2002	54,127	$6.92	$375	0.00%	0.41%	(19.03)%
2001	16,001	8.54	137	0.00%	0.12%	(11.25)%
PIMCO Variable Insurance Trust:
Foreign Bond Portfolio — Administrative Class Shares
2002	10,590	12.07	128	0.00%	3.29%	8.19%
2001	666	11.16	7	0.00%	0.72%	6.42%
High Yield Portfolio — Administrative Class Shares
2002	47,959	10.09	484	0.00%	8.21%	(1.19)%
2001	13,183	10.21	135	0.00%	5.70%	1.23%
Long-Term U.S. Government Portfolio — Administrative Class Shares
2002	57,387	13.17	756	0.00%	3.91%	17.58%
2001	16,855	11.20	189	0.00%	2.55%	4.70%
Total Return Portfolio — Administrative Class Shares
2002	126,757	12.20	1546	0.00%	3.98%	9.07%
2001	22,145	11.18	248	0.00%	2.24%	7.19%
Rydex Variable Trust:
OTC Fund
2002	7,090	2.90	21	0.00%	0.00%	(38.85)%
2001	390	4.75	2	0.00%	0.00%	(35.88)%
Van Kampen Life Investment Trust: Comstock Portfolio — Class II Shares
2002	3,932	8.13	32	0.00%	0.00%	(19.43)%
2001	—	—	—	—	—	—

GE LIFE AND ANNUITY ASSURANCE COMPANY

Financial Statements

Year ended December 31, 2002

(With Independent Auditors’ Report Thereon)

GE LIFE AND ANNUITY ASSURANCE COMPANY

December 31, 2002

INDEPENDENT AUDITORS’ REPORT

The Board of Directors

GE Life and Annuity Assurance Company:

We have audited the accompanying consolidated balance sheets of GE Life and Annuity Assurance Company and subsidiary as of December 31, 2002 and 2001, and the related consolidated statements of income, shareholders’ interest, and cash flows for each of the years in the three-year period ended December 31, 2002. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of GE Life and Annuity Assurance Company and subsidiary as of December 31, 2002 and 2001, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 2002, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Notes 1 and 4 to the consolidated financial statements, the Company changed its method of accounting for goodwill and other intangible assets in 2002.

As discussed in Notes 1 and 10 to the consolidated financial statements, the Company changed its method of accounting for derivative instruments and hedging activities in 2001.

Richmond, Virginia

February 7, 2003

F-1

GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

Consolidated Balance Sheets

(Dollar amounts in millions, except per share amounts)

	December 31,
	2002	2001
Assets
Investments:
Fixed maturities available-for-sale, at fair value	$10,049.0	$10,539.6
Equity securities available-for-sale, at fair value
Common stock	21.3	20.6
Preferred stock, non-redeemable	3.6	17.2
Mortgage loans, net of valuation allowance of $8.9 and $18.2 at December 31, 2002 and December 31, 2001, respectively	1,034.7	938.8
Policy loans	123.9	109.4
Short-term investments	278.0	40.5
Other invested assets	80.5	113.0

Total investments	11,591.0	11,779.1
Cash and cash equivalents	—	—
Accrued investment income	160.4	208.4
Deferred acquisition costs	827.2	853.8
Goodwill	107.4	107.4
Intangible assets	207.7	255.9
Reinsurance recoverable	174.4	151.1
Other assets	97.2	112.7
Separate account assets	7,182.8	8,994.3

Total assets	$20,348.1	$22,462.7

Liabilities and Shareholders’ Interest
Liabilities:
Future annuity and contract benefits	$10,771.5	$10,975.3
Liability for policy and contract claims	240.4	189.0
Other policyholder liabilities	208.1	91.4
Accounts payable and accrued expenses	136.2	555.0
Deferred income tax liability	104.9	75.5
Separate account liabilities	7,182.8	8,994.3

Total liabilities	18,643.9	20,880.5

Shareholders’ interest:
Net unrealized investment losses	(12.0)	(17.4)
Derivatives qualifying as hedges	2.3	(8.1)

Accumulated non-owner changes in equity	(9.7)	(25.5)
Preferred stock, Series A ($1,000 par value, $1,000 redemption and liquidation value, 200,000 shares authorized, 120,000 shares issued and outstanding)	120.0	120.0
Common stock ($1,000 par value, 50,000 shares authorized, 25,651 shares issued and outstanding)	25.6	25.6
Additional paid-in capital	1,050.7	1,050.7
Retained earnings	517.6	411.4

Total shareholders’ interest	1,704.2	1,582.2

Total liabilities and shareholders’ interest	$20,348.1	$22,462.7

See Notes to Consolidated Financial Statements.

F-2

GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

Consolidated Statements of Income

(Dollar amounts in millions)

	Years Ended December 31,
	2002	2001	2000
Revenues:
Net investment income	$600.2	$698.9	$708.9
Net realized investment gains	55.3	29.1	4.3
Premiums	105.3	108.4	116.3
Cost of insurance	125.8	126.1	126.0
Variable product fees	113.9	131.1	148.7
Other income	44.9	40.8	49.2

Total revenues	1,045.4	1,134.4	1,153.4

Benefits and expenses:
Interest credited	462.1	533.8	532.6
Benefits and other changes in policy reserves	178.2	182.3	223.6
Commissions	112.1	162.7	229.3
General expenses	103.5	128.7	124.4
Amortization of intangibles, net	35.9	52.5	45.2
Change in deferred acquisition costs, net	(5.1)	(125.3)	(237.7)

Total benefits and expenses	886.7	934.7	917.4

Income before income taxes and cumulative effect of change in accounting principle	158.7	199.7	236.0
Provision for income taxes	42.9	70.1	72.9

Income before cumulative effect of change in accounting principle	115.8	129.6	163.1
Cumulative effect of change in accounting principle, net of tax	—	(5.7)	—

Net income	$115.8	$123.9	$163.1

See Notes to Consolidated Financial Statements.

F-3

GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

Consolidated Statements of Shareholders’ Interest

(Dollar amounts in millions, except per share amounts)

	Preferred Stock		Common Stock		Additional Paid-In Capital	Accumulated Non-owner Changes In Equity	Retained Earnings	Total Shareholders’ Interest
	Share	Amount	Share	Amount
Balances at January 1, 2000	120,000	$120.0	25,651	$25.6	$1,050.7	$(134.2)	$143.6	$1,205.7
Changes other than transactions with shareholders:
Net income	—	—	—	—	—	—	163.1	163.1
Net unrealized gains on investment securities (a)	—	—	—	—	—	115.5	—	115.5

Total changes other than transactions with shareholders								278.6

Cash dividend declared and paid	—	—	—	—	—	—	(9.6)	(9.6)

Balances at December 31, 2000	120,000	120.0	25,651	25.6	1,050.7	(18.7)	297.1	1,474.7

Changes other than transactions with shareholders:
Net income	—	—	—	—	—	—	123.9	123.9
Net unrealized gains on investment securities (a)	—	—	—	—	—	1.3	—	1.3
Cumulative effect on shareholders’ interest of adopting SFAS 133(b)	—	—	—	—	—	(7.8)	—	(7.8)
Derivatives qualifying as hedges (c)	—	—	—	—	—	(0.3)	—	(0.3)

Total changes other than transactions with shareholders								117.1

Cash dividends declared and paid	—	—	—	—	—	—	(9.6)	(9.6)

Balances at December 31, 2001	120,000	120.0	25,651	25.6	1,050.7	(25.5)	411.4	1,582.2

Changes other than transactions with shareholders:
Net income	—	—	—	—	—	—	115.8	115.8
Net unrealized gains on investment securities (a)	—	—	—	—	—	5.4	—	5.4
Derivatives qualifying as hedges (c)	—	—	—	—	—	10.4	—	10.4

Total changes other than transactions with shareholders								131.6

Cash dividends declared and paid	—	—	—	—	—	—	(9.6)	(9.6)

Balances at December 31, 2002	120,000	$120.0	25,651	$25.6	$1,050.7	$(9.7)	$517.6	$1,704.2

(a)	Presented net of deferred taxes of $(1.8), $0 , and $(61.8) in 2002, 2001 and 2000, respectively.
(b)	Presented net of deferred taxes of $4.4.
(c)	Presented net of deferred taxes of $(5.9) and $0.2 in 2002 and 2001, respectively.

See Notes to Consolidated Financial Statements.

F-4

GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

Consolidated Statements of Cash Flows

(Dollar amounts in millions)

	Years Ended December 31,
	2002	2001	2000
Cash flows from operating activities:
Net income	$115.8	$123.9	$163.1

Adjustments to reconcile net income to net cash provided by operating activities:
Cumulative effect of change in accounting principles, net of tax	—	5.7	—
Change in future policy benefits	373.2	434.0	539.6
Net realized investments gains	(55.3)	(29.1)	(4.3)
Amortization of investment premiums and discounts	29.9	6.8	(3.4)
Amortization of intangibles, net	35.9	52.5	45.2
Deferred income tax expense net	21.8	51.1	94.5
Change in certain assets and liabilities:
Decrease (increase) in:
Accrued investment income	48.0	7.5	(25.7)
Deferred acquisition costs	(5.1)	(125.3)	(237.7)
Other assets, net	6.6	(47.5)	186.7
Increase (decrease) in:
Policy and contract claims	27.9	39.7	25.5
Other policyholder liabilities	117.0	(71.5)	26.8
Accounts payable and accrued expenses	(380.4)	107.5	190.5

Total adjustments	219.5	431.4	837.7

Net cash provided by operating activities	335.3	555.3	1,000.8

Cash flows from investing activities:
Short term investment activity, net	(237.5)	(22.9)	(17.6)
Proceeds from sales and maturities of investment securities and other invested assets	6,087.4	3,904.1	1,997.0
Principal collected on mortgage and policy loans	151.2	332.6	102.1
Purchases of investment securities and other invested assets	(5,464.1)	(5,182.8)	(3,047.2)
Mortgage loan originations and increase in policy loans	(252.8)	(167.9)	(437.4)

Net cash provided by (used in) investing activities	284.2	(1,136.9)	(1,403.1)

Cash flows from financing activities:
Proceeds from issuance of investment contracts	3,116.8	4,120.9	5,274.4
Redemption and benefit payments on investment contracts	(3,694.3)	(3,566.0)	(4,946.8)
Proceeds from short-term borrowings	388.4	301.1	1,092.3
Payments on short-term borrowings	(420.8)	(336.2)	(1,006.6)
Cash dividends to shareholders	(9.6)	(9.6)	(9.6)

Net cash (used in) provided by financing activities	(619.5)	510.2	403.7

Net increase (decrease) in cash and cash equivalents	—	(71.4)	1.4
Cash and cash equivalents at beginning of year	—	71.4	70.0

Cash and cash equivalents at end of year	$—	$—	$71.4

See Notes to Consolidated Financial Statements.

F-5

GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

Notes to Consolidated Financial Statements

Years Ended December 31, 2002, 2001 and 2000

(Dollar amounts in millions)

(1) Summary of Significant Accounting Policies

(a)	Principles of Consolidation

The accompanying consolidated financial statements include the historical operations and accounts of GE Life and Annuity Assurance Company (“GELAAC”) and its subsidiary, Assigned Settlement, Inc. All significant intercompany accounts and transactions have been eliminated in consolidation.

The majority of GELAAC’s outstanding common stock is owned by General Electric Capital Assurance Company (“GECA”). GECA is an indirect wholly-owned subsidiary of GE Financial Assurance Holdings, Inc. (“GEFAHI”), which was an indirect wholly-owned subsidiary of General Electric Capital Corporation (“GECC”). GECC is a wholly-owned subsidiary of General Electric Capital Services, Inc. (“GE Capital Services”) at December 31, 2002, which in turn is wholly owned, directly or indirectly, by General Electric Company.

(b)	Basis of Presentation

These consolidated financial statements have been prepared on the basis of accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and related disclosures. Actual results could differ from those estimates. Certain prior year amounts have been reclassified to conform to the current year presentation.

(c)	Products

Our product offerings are divided along two major segments of consumer needs: (i) Wealth Accumulation and Transfer and (ii) Lifestyle Protection and Enhancement.

Wealth Accumulation and Transfer products are investment vehicles and insurance contracts intended to increase the policyholder’s wealth, transfer wealth to beneficiaries, or provide a means for replacing the income of the insured in the event of premature death. Our principal product lines under the Wealth Accumulation and Transfer segment are deferred annuities (fixed or variable), life insurance (universal, variable, and interest sensitive), and institutional stable value products.

Lifestyle Protection and Enhancement products are intended to protect accumulated wealth and income from the financial drain of unforeseen events. Our principal product line under the Lifestyle Protection and Enhancement segment is Medicare supplemental insurance.

We distribute our products through two primary channels: intermediaries (such as brokerage general agencies, banks, securities brokerage firms, financial planning firms, accountants, affluent market producers, and specialized brokers) and career or dedicated sales forces, who distribute certain of our products on an exclusive basis, some of whom are not our employees. Approximately 26%, 30%, and 25% of our sales of variable products in 2002, 2001, and 2000, respectively, have been through two specific national stock brokerage firms. Loss of all or a substantial portion of the business provided by these stock brokerage firms could have a material adverse effect on our business and operations. We do not believe, however, that the loss of such business would have a long-term adverse effect because of our competitive position in the marketplace, the availability of business from other distributors, and our mix of other products.

F-6

GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

Notes to Consolidated Financial Statements

Years Ended December 31, 2002, 2001 and 2000

(Dollar amounts in millions)

We offer insurance products throughout the United States of America (except New York). Approximately 20%, 17%, and 18% of premium and annuity consideration collected, in 2002, 2001, and 2000, respectively, came from customers residing in the South Atlantic region of the United States; approximately 16%, 23%, and 24% of premium and annuity consideration collected, in 2002, 2001, and 2000, respectively, came from customers residing in the Mid-Atlantic region of the United States; and approximately 11%, 13%, and 9% of premium and annuity consideration collected, in 2002, 2001, and 2000, respectively, came from customers residing in California.

(d)	Revenues

Investment income is recorded when earned. Realized investment gains and losses are calculated on the basis of specific identification. Premiums on long-duration insurance products are recognized as earned when due or, in the case of life contingent annuities, when the contracts are issued. Premiums received under institutional stable value products; annuity contracts without significant mortality risk, and universal life products are not reported as revenues but as deposits and included in liabilities for future annuity and contract benefits. Cost of insurance is charged to universal life policyholders based upon at risk amounts and is recognized as revenue when due. Variable product fees are charged to variable annuity and variable life policyholders based upon the daily net assets of the policyholders’ account values, and are recognized as revenue when charged. Other income consists primarily of surrender charges on certain policies. Surrender charges are recognized as income when the policy is surrendered.

(e)	Cash and Cash Equivalents

Certificates, money market funds, and other time deposits with original maturities of less than 90 days are considered cash equivalents in the Consolidated Balance Sheets and Consolidated Statements of Cash Flows. Items with maturities greater than 90 days but less than a year are included in short term investments.

(f)	Investment Securities

We have designated our fixed maturities (bonds) and our equity securities (common and non-redeemable preferred stock) as available-for-sale. The fair value for regularly traded fixed maturities and equity securities is based on quoted market prices. For fixed maturities not regularly traded, fair values are estimated using values obtained from independent pricing services or discounted expected cash flows using current market rates commensurate with credit quality and maturity of the investments, as applicable.

Changes in the fair values of investments available-for-sale, net of the effect on deferred acquisition costs, present value of future profits, and deferred income taxes are reflected as unrealized investment gains or losses in a separate component of shareholders’ interest and, accordingly, have no effect on net income. Investment securities are regularly reviewed for impairment based on criteria that include the extent to which cost exceeds fair value, the duration of the market decline, and the financial health of specific prospects for the issuer. Unrealized losses that are considered other than temporary are recognized in earnings through an adjustment to the amortized cost basis of the underlying securities.

We engage in certain securities lending transactions, which require the borrower to provide collateral, primarily consisting of cash and government securities, on a daily basis, in amounts equal to or exceeding 102% of the fair value of the applicable securities loaned.

Investment income on mortgage-backed and asset-backed securities is initially based upon yield, cash flow, and prepayment assumptions at the date of purchase. Subsequent revisions in those assumptions are recorded using the retrospective method, whereby the amortized cost of the securities is adjusted to the amount that would have existed had the revised assumptions been in place at the date of purchase. The adjustments to amortized cost are recorded as a charge or credit to investment income.

F-7

GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

Notes to Consolidated Financial Statements

Years Ended December 31, 2002, 2001 and 2000

(Dollar amounts in millions)

Mortgage and policy loans are stated at their unpaid principal balance. Mortgage loans are stated net of an allowance for estimated uncollectible amounts. The allowance for losses is determined primarily on the basis of management’s best estimate of probable losses, including specific allowances for known troubled loans, if any. Write-downs and the change in reserves are included in net realized investment gains and losses in the Consolidated Statements of Income.

Short-term investments, are stated at amortized cost which approximates fair value. Equity securities (including seed money for new mutual fund portfolios) are stated at fair value. Investments in limited partnerships are generally accounted for under the equity method of accounting. Real estate is included in other invested assets is stated, generally, at cost less accumulated depreciation. Other long-term investments are stated generally at amortized cost.

(g)	Deferred Acquisition Costs

Acquisition costs include costs and expenses, which vary with and are primarily related to the acquisition of insurance and investment contracts.

Acquisition costs include first-year commissions in excess of recurring renewal commissions, certain support costs such as underwriting and policy issue costs, and the bonus feature of certain variable annuity products. For investment and universal life type contracts, amortization is based on the present value of anticipated gross profits from investments, interest credited, surrender and other policy charges, and mortality and maintenance expenses. Amortization is adjusted retroactively when current estimates of future gross profits to be realized are revised. For other long-duration insurance contracts, the acquisition costs are amortized in relation to the estimated benefit payments or the present value of expected future premiums.

Deferred acquisition costs are reviewed to determine if they are recoverable from future income, including investment income and, if not considered recoverable, are charged to expense.

(h)	Intangible Assets

Present Value of Future Profits - In conjunction with our acquisitions, a portion of the purchase price is assigned to the right to receive future gross profits arising from existing insurance and investment contracts. This intangible asset, called present value of future profits (“PVFP”), represents the actuarially determined present value of the projected future cash flows from the acquired policies.

PVFP is amortized, net of accreted interest, in a manner similar to the amortization of deferred acquisition costs. Interest accretes at rates credited to policyholders on underlying contracts. Recoverability of PVFP is evaluated periodically by comparing the current estimate of expected future gross profits to the unamortized asset balance. If such a comparison indicates that the expected gross profits will not be sufficient to recover PVFP, the difference is charged to expense.

PVFP is further adjusted to reflect the impact of unrealized gains or losses on fixed maturities classified as available for sale in the investment portfolios. Such adjustments are not recorded in our net income but rather as a credit or charge to shareholders’ interest, net of applicable income tax.

F-8

GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

Notes to Consolidated Financial Statements

Years Ended December 31, 2002, 2001 and 2000

(Dollar amounts in millions)

Goodwill - As of January 1, 2002, we adopted Statement of Financial Accounting Standard No. 142, Goodwill and Other Intangible Assets (SFAS 142). Under SFAS 142, goodwill is no longer amortized but is tested for impairment using a fair value approach, at the “reporting unit” level. A reporting unit is the operating segment, or business one level below that operating segment (the “component” level) if discrete financial information is prepared and regularly reviewed by management at the component level. We recognize an impairment charge for any amount by which the carrying amount of a report unit’s goodwill exceeds its fair value. We used discounted cash flows to establish fair values. When available and as appropriate, we used comparative market multiples to corroborate discounted cash flow results. When a business within a reporting unit is disposed of, goodwill is allocated to the gain or loss on disposal using the relative fair value methodology.

We amortize the costs of other intangibles over their estimated useful lives unless such lives are deemed indefinite. Amortizable intangible assets are tested for impairment based on undiscounted cash flows and, if impaired, written down to fair value based on either discounted cash flows or appraised values. Intangible assets with indefinite lives are tested for impairment and written down to fair value as required.

Before December 31, 2001, we amortized goodwill over our estimated period of benefit on a straight-line basis; we amortized other intangible assets on appropriate bases over their estimated lives. No amortization period exceeded 40 years. When an intangible asset’s carrying value exceeded associated expected operating cash flows, we considered it to be impaired and wrote it down to fair value, which we determined based on either discounted future cash flows or appraised values.

Software - Costs incurred for internally developed and purchased software are capitalized after technological feasibility is established. Capitalization ceases when the software is ready for its intended use and is amortized over a period of 3 to 5 years.

(i)	Income Taxes

We file a consolidated life insurance federal income tax return with our parent, GECA and its life insurance affiliates. The method of income tax allocation is subject to written agreement authorized by the Board of Directors. Allocation is based on the separate return liabilities with offsets for losses and credits utilized to reduce current consolidated tax liability. Intercompany tax balances are settled quarterly, with a final settlement after filing of the federal income tax return.

Deferred income taxes have been provided for the effects of temporary differences between financial reporting and tax bases of assets and liabilities and have been measured using the enacted marginal tax rates and laws that are currently in effect.

(j)	Reinsurance

Premium revenue, benefits, underwriting, acquisition, and insurance expenses are reported net of the amounts relating to reinsurance ceded to other companies. Amounts due from reinsurers for incurred and estimated future claims are reflected in the reinsurance recoverable asset. The cost of reinsurance is accounted for over the terms of the related treaties using assumptions consistent with those used to account for the underlying reinsured policies.

(k)	Future Annuity and Contract Benefits

Future annuity and contract benefits consist of the liability for investment contracts, insurance contracts and accident and health contracts. Investment contract liabilities are generally equal to the policyholder’s current

F-9

GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

Notes to Consolidated Financial Statements

Years Ended December 31, 2002, 2001 and 2000

(Dollar amounts in millions)

account value. The liability for insurance and accident and health contracts is calculated based upon actuarial assumptions as to mortality, morbidity, interest, expense, and withdrawals, with experience adjustments for adverse deviation where appropriate.

(l)	Liability for Policy and Contract Claims

The liability for policy and contract claims represents the amount needed to provide for the estimated ultimate cost of settling claims relating to insured events that have occurred on or before the end of the respective reporting period. The estimated liability includes requirements for future payments of (a) claims that have been reported to the insurer, and (b) claims related to insured events that have occurred but that have not been reported to the insurer as of the date the liability is estimated, and (c) claim adjustment expenses. Claim adjustment expenses include costs incurred in the claim settlement process such as legal fees and costs to record, process, and adjust claims.

(m)	Separate Accounts

The separate account assets and liabilities represent funds held, and the related liabilities for, the exclusive benefit of the variable annuity contract holders and variable life policyholders. We receive mortality risk and expense fees and administration charges from the variable mutual fund portfolios in the separate accounts. The separate account assets are carried at fair value and are equal to the liabilities that represent the policyholders’ equity in those assets.

We have periodically transferred capital to the separate accounts to provide for the initial purchase of investments in new mutual fund portfolios. As of December 31, 2002, approximately $20.0 of our other invested assets related to our capital investments in the separate accounts.

(n)	Accounting Changes

Under SFAS 142, goodwill is no longer amortized but is tested for impairment using a fair value methodology. We stopped amortizing goodwill effective January 1, 2002.

Under SFAS 142, we were required to test all existing goodwill for impairment as of January 1, 2002, on a “reporting unit” basis. No goodwill impairment charge was taken as a result of our goodwill testing for impairment in accordance with SFAS 142.

At January 1, 2001, we adopted SFAS 133, Accounting for Derivative Instruments and Hedging Activities, as amended. Under SFAS 133 all derivative instruments (including certain derivative instruments embedded in other contracts) are recognized in the balance sheet at their fair values and changes in fair value are recognized immediately in earnings, unless the derivatives qualify as hedges of future cash flows the effective portion of changes in fair value is recorded temporarily in equity, then recognized in earnings along with the related effects of the hedged items. Any ineffective portion of hedges is reported in earnings as it occurs. Further information about derivative instruments is provided in Note 10.

F-10

GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

Notes to Consolidated Financial Statements

Years Ended December 31, 2002, 2001 and 2000

(Dollar amounts in millions)

At January 1, 2001, the cumulative effect of adopting this accounting change, was as follows:

	Earnings	Shareholders’ Interest
Adjustment to fair value of derivatives (a)	$(8.7)	$(12.2)
Income tax effects	3.0	4.4

Totals	$(5.7)	$(7.8)

(a)	For earnings effect, amount shown is net of hedged items.

The cumulative effect on shareholders’ interest was primarily attributable to marking to market swap contracts used to hedge variable-rate borrowings. Decreases in the fair values of these instruments were attributable to declines in interest rates since inception of the hedging arrangement. As a matter of policy, we ensure that funding, including the effect of derivatives, of our investment and other financial asset positions are substantially matched in character (e.g., fixed vs. floating) and duration. As a result, declines in the fair values of these effective derivatives are offset by unrecognized gains on the related financing assets and hedged items, and future net earnings will not be subject to volatility arising from interest rate changes.

(o)	Accounting Pronouncements Not Yet Adopted

In January 2003, the FASB issued FIN 46, Consolidation of Variable Interest Entities, which we intend to adopt on July 1, 2003. We do not believe it is reasonably possible that any special purpose entities (“SPEs”), or assets previously sold to qualifying SPEs (“QSPEs”), will be consolidated on our books. Information about our activities with, and exposures to, QSPEs is provided in Note 11.

(2) Investment Securities

(a)	General

For the years ended December 31, 2002, 2001, and 2000 the sources of our investment income were as follows:

	2002	2001	2000
Fixed maturities	$528.8	$615.2	$623.1
Equity securities	0.5	1.7	1.8
Mortgage loans	73.2	80.9	80.0
Policy loans	6.3	7.1	4.6
Other investments	0.9	1.8	6.7

Gross investment income	609.7	706.7	716.2
Investment expenses	(9.5)	(7.8)	(7.3)

Net investment income	$600.2	$698.9	$708.9

F-11

GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

Notes to Consolidated Financial Statements

Years Ended December 31, 2002, 2001 and 2000

(Dollar amounts in millions)

For the years ended December 31, 2002, 2001, and 2000, sales proceeds and gross realized investment gains and losses from the sales of investment securities available-for-sale were as follows:

	2002	2001	2000
Sales proceeds	$4,186.9	$2,663.3	$874.2

Gross realized investments:
Gains	181.1	100.5	29.3
Losses, including impairments (a)	(125.8)	(71.4)	(25.0)

Net realized investments gains	$55.3	$29.1	$4.3

(a) Impairments were $(77.4), $(24.1) and $(12.6) in 2002, 2001 and 2000, respectively.

The additional proceeds from investments presented in our Consolidated Statements of Cash Flows result from principal collected on mortgage and asset-backed securities, maturities, calls, and sinking fund payments.

Net unrealized gains and losses on investment securities and other invested assets classified as available-for-sale are reduced by deferred income taxes and adjustments to PVFP and deferred acquisition costs that would have resulted had such gains and losses been realized. Net unrealized gains and losses on available-for-sale investment securities and other invested assets reflected as a separate component of shareholders’ interest as of December 31, 2002, 2001, and 2000 are summarized as follows:

	2002	2001	2000
Net unrealized gains (losses) on available-for-sale investment securities and other invested assets before adjustments:
Fixed maturities	$18.6	$(41.2)	$(34.4)
Equity securities	4.2	4.6	(1.6)
Other invested assets	(13.9)	(16.4)	(3.2)

Subtotal	8.9	(53.0)	(39.2)

Adjustments to the present value of future profits and deferred acquisitions costs	(29.5)	25.2	10.1
Deferred income taxes	8.6	10.4	10.4

Net unrealized losses on available-for-sale investment securities	$(12.0)	$(17.4)	$(18.7)

The change in the net unrealized gains (losses) on investment securities reported in accumulated non-owner changes in equity is as follows:

	2002	2001	2000
Net unrealized losses on investment securities—beginning of year	$(17.4)	$(18.7)	$(134.2)
Unrealized (losses) gains on investment securities—net of deferred taxes of ($21.2), ($10.2), and ($63.3)	41.3	20.2	118.3
Reclassification adjustments—net of deferred taxes of $19.4, $10.2 and $1.5	(35.9)	(18.9)	(2.8)

Net unrealized losses on investment securities—end of year	$(12.0)	$(17.4)	$(18.7)

At December 31, 2002 and 2001, the amortized cost, gross unrealized gains and losses, and fair values of our fixed maturities and equity securities available-for-sale were as follows:

F-12

GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

Notes to Consolidated Financial Statements

Years Ended December 31, 2002, 2001 and 2000

(Dollar amounts in millions)

2002	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Fixed maturities:
U.S. government and agency	$29.4	$0.6	$(0.2)	$29.8
State and municipal	1.0	—	—	1.0
Non-U.S. government	45.9	1.8	(0.1)	47.6
U.S. corporate	6,063.8	161.5	(207.3)	6,018.0
Non-U.S. corporate	668.7	14.4	(15.9)	667.2
Mortgage-backed	1,973.5	58.1	(3.9)	2,027.7
Asset-backed	1,248.1	18.0	(8.4)	1,257.7

Total fixed maturities	10,030.4	254.4	(235.8)	10,049.0
Common stocks and non-redeemable preferred stocks	20.7	4.2	—	24.9

Total available-for-sale securities	$10,051.1	$258.6	$(235.8)	$10,073.9

2001	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Fixed maturities:
U.S. government and agency	$5.1	$0.1	$—	$5.2
State and municipal	1.2	—	—	1.2
Non-U.S. government	37.0	0.2	(0.5)	36.7
U.S. corporate	5,976.7	93.6	(199.4)	5,870.9
Non-U.S. corporate	819.5	10.5	(18.0)	812.0
Mortgage-backed	2,217.3	50.9	(7.3)	2,260.9
Asset-backed	1,524.0	31.5	(2.8)	1,552.7

Total fixed maturities	10,580.8	186.8	(228.0)	10,539.6
Common stocks and non-redeemable preferred stocks	33.2	4.8	(0.2)	37.8

Total available-for-sale securities	$10,614.0	$191.6	$(228.2)	$10,577.4

The scheduled maturity distribution of the fixed maturity portfolio at December 31, 2002 follows. Expected maturities may differ from scheduled contractual maturities because issuers of securities may have the right to call or prepay obligations with or without call or prepayment penalties.

	Amortized Cost	Fair Value
Due in one year less	$700.3	$698.0
Due one year through five years	2,183.7	2,191.8
Due five years through ten years	2,398.9	2,427.0
Due after ten years	1,525.9	1,446.8

Subtotals	6,808.8	6,763.6
Mortgage-backed securities	1,973.5	2,027.7
Asset-backed securities	1,248.1	1,257.7

Totals	$10,030.4	$10,049.0

F-13

GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

Notes to Consolidated Financial Statements

Years Ended December 31, 2002, 2001 and 2000

(Dollar amounts in millions)

As of December 31, 2002, $1,127.4 of our investments (excluding mortgage and asset-backed securities) were subject to certain call provisions.

As required by law, we have amounts invested, with governmental authorities and banks for the protection of policyholders, of $5.7 and $5.5 as of December 31, 2002 and 2001, respectively.

As of December 31, 2002, approximately 21%, 20%, and 14% of our investment portfolio was comprised of securities issued by the manufacturing, financial, and utilities industries, respectively, the vast majority of which are rated investment grade, and which are senior secured bonds. No other industry group comprises more than 10% of our investment portfolio. This portfolio is widely diversified among various geographic regions in the United States and is not dependent on the economic stability of one particular region.

As of December 31, 2002, we did not hold any fixed maturity securities which exceeded 10% of shareholders’ interest.

The credit quality of the fixed maturity portfolio at December 31, 2002 and 2001 follows. The categories are based on the higher of the ratings published by Standard & Poors or Moody’s.

	2002		2001
	Fair value	Percent	Fair value	Percent
Agencies and treasuries	$199.6	2.0%	$250.5	2.4%
AAA/Aaa	2,801.1	27.9	3,232.4	30.7
AA/Aa	843.6	8.4	841.9	8.0
A/A	2,842.6	28.3	2,432.5	23.1
BBB/Baa	2,170.9	21.6	2,366.6	22.4
BB/Ba	370.7	3.7	346.2	3.3
B/B	99.3	1.0	95.6	0.9
CC and below	19.6	0.2	10.0	0.1
Not rated	701.6	6.9	963.9	9.1

Totals	$10,049.0	100.0%	$10,539.6	100.0%

Bonds with ratings ranging from AAA/Aaa to BBB-/Baa3 are generally regarded as investment grade securities. Some agencies and treasuries (that is, those securities issued by the United States government or an agency thereof) are not rated, but all are considered to be investment grade securities. Finally, some securities, such as private placements, have not been assigned a rating by any rating service and are therefore categorized as “not rated”. This has neither positive nor negative implications regarding the value of the security.

At December 31, 2002 and 2001, there were fixed maturities in default (issuer has missed a coupon payment or entered bankruptcy) with a fair value of $19.1 and $11.7, respectively.

We have limited partnership commitments outstanding of $11.6 and $16.0 at December 31, 2002 and December 31, 2001, respectively.

(b)	Mortgage and Real Estate Portfolio

For the years ended December 31, 2002 and 2001, respectively, we originated $102.1 and $36.0 of mortgages secured by real estate in California, which represents 43% and 25% of our total originations for those years.

F-14

GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

Notes to Consolidated Financial Statements

Years Ended December 31, 2002, 2001 and 2000

(Dollar amounts in millions)

We have certain investment commitments to provide fixed-rate loans. The investment commitments, which would be collateralized by related properties of the underlying investments, involve varying elements of credit and market risk. Investment commitments outstanding at December 31, 2002 and 2001 were $15.3 and $6.7, respectively.

“Impaired” loans are defined under U.S. GAAP as loans for which it is probable that the lender will be unable to collect all amounts due according to the original contractual terms of the loan agreement. That definition excludes, among other things, leases or large groups of smaller-balance homogenous loans, and therefore applies principally to our commercial loans.

Under these principles, we have two types of “impaired” loans: loans requiring allowances for losses (none as of December 31, 2002 and 2001) and loans expected to be fully recoverable because the carrying amount has been reduced previously through charge-offs or deferral of income recognition ($3.7 and $7.6 as of December 31, 2002 and 2001, respectively). Average investment in impaired loans during December 31, 2002, 2001, and 2000 was $5.1, $6.8, and $11.5 and interest income earned on these loans while they were considered impaired was $0.5, $0.9, and $0.8 for the years ended December 31, 2002, 2001, and 2000, respectively.

The following table presents the activity in the allowance for losses during the years ended December 31, 2002, 2001, and 2000:

	2002	2001	2000
Balance at January 1	$18.2	$14.3	$23.3
(Benefit) provision (credited) charged to operations	(9.3)	2.3	(11.1)
Amounts written off, net of recoveries	—	1.6	2.1

Balance at December 31	$8.9	$18.2	$14.3

During 2002 and 2000, as part of its on-going analysis of exposure to losses arising from mortgage loans, we recognized $11.6 and $12.7 reduction in its allowance for losses, respectively.

The allowance for losses on mortgage loans at December 31, 2002, 2001, and 2000 represented 0.8%, 1.9%, and 1.3% of gross mortgage loans, respectively.

There were no non-income producing mortgage loans as of December 31, 2002 and 2001.

(3) Deferred Acquisition Costs

Activity impacting deferred acquisition costs for the years ended December 31, 2002, 2001, and 2000 was as follows:

	2002	2001	2000
Unamortized balance at January 1	$838.2	$712.9	$475.2
Cost deferred	116.3	204.1	304.4
Amortization, net	(111.2)	(78.8)	(66.7)

Unamortized balance at December 31	843.3	838.2	712.9
Cumulative effect of net unrealized investment losses	(16.1)	15.6	2.8

Balance at December 31	$827.2	$853.8	$715.7

F-15

GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

Notes to Consolidated Financial Statements

Years Ended December 31, 2002, 2001 and 2000

(Dollar amounts in millions)

(4) Intangible Assets and Goodwill

At December 31, 2002 and 2001 the gross carrying amount and accumulated amortization of intangibles subject to amortization were as follows:

	2002		2001
	Gross Carrying Amount	Accumulated Amortization	Gross Carrying Amount	Accumulated Amortization
Present Value of Future Profits (“PVFP”)	$541.0	$(352.2)	$564.0	$(319.3)
Capitalized Software	26.8	(8.7)	16.2	(5.9)
All Other	1.3	(0.5)	1.2	(0.3)

Total	$569.1	$(361.4)	$581.4	$(325.5)

(a)	Present Value of Future Profits

The method used by us to value PVFP in connection with acquisitions of life insurance entities is summarized as follows: (1) identify the future gross profits attributable to certain lines of business, (2) identify the risks inherent in realizing those gross profits, and (3) discount those gross profits at the rate of return that we must earn in order to accept the inherent risks.

The following table presents the activity in PVFP for the years ended December 31, 2002, 2001, and 2000:

	2002	2001	2000
Unamortized balance at January 1	$235.1	$278.1	$314.8
Interest accreted as 6.20%, 6.57% and 5.94% for December 31, 2002, 2001, and 2000, respectively	13.2	16.3	17.1
Amortization	(46.1)	(59.3)	(53.8)

Unamortized balance December 31	202.2	235.1	278.1
Cumulative effect of net unrealized investment losses	(13.4)	9.6	7.3

Balance at December 31	$188.8	$244.7	$285.4

The estimated percentage of the December 31, 2002 balance, before the effect of unrealized investment gains or losses, to be amortized over each of the next five years is as follows:

2003	12.5%
2004	10.9%
2005	9.8%
2006	8.5%
2007	7.5%

F-16

GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

Notes to Consolidated Financial Statements

Years Ended December 31, 2002, 2001 and 2000

(Dollar amounts in millions)

(b)	Goodwill

For both December 31, 2002 and 2001, total unamortized goodwill was $107.4 which is shown net of accumulated amortization and adjustments of $43.3. Goodwill amortization was $7.0 for the years ending 2001 and 2000. Under SFAS 142 (effective January 1, 2002), goodwill is no longer amortized but is tested for impairment using a fair value methodology.

As of December 31, 2002 goodwill was comprised of the following:

Wealth Accumulation and Transfer	$85.5
Lifestyle Protection and Enhancement	21.9

Total	$107.4

The effects on earnings excluding such goodwill amortization from 2002, 2001, and 2000 follow.

	2002	2001	2000
Net income as reported	$115.8	$123.9	$163.1

Net income excluding goodwill amortization	$115.8	$130.8	$170.0

(5) Reinsurance

We are involved in both the cession and assumption of reinsurance with other companies. Our reinsurance consists primarily of long-duration contracts that are entered into with financial institutions and related party reinsurance. Although these reinsurance agreements contractually obligate the reinsurers to reimburse us, they do not discharge us from our primary liabilities and we remain liable to the extent that the reinsuring companies are unable to meet their obligations.

In order to limit the amount of loss retention, certain policy risks are reinsured with other insurance companies. The maximum of individual ordinary life insurance normally retained by any one insured with an issue age up to 75 is $1 and for issue ages over 75 is $0.1. Certain accident and health insurance policies are reinsured on either a quota share or excess of loss basis. We also use reinsurance for guaranteed minimum death benefit (“GMDB”) options on our variable annuity products. We do not have significant reinsurance contracts with any one reinsurer that could have a material impact on our results of operations.

Net life insurance in force as of December 31 is summarized as follows:

	2002	2001	2000
Direct life insurance in force	$29.0	$31.3	$32.9
Amounts ceded to other companies	(4.6)	(5.3)	(5.5)
Amounts assumed from other companies	2.1	2.2	2.4

Net premiums	$26.5	$28.2	$29.8

Percentage of amount assumed to net	7.9%	7.8%	8.1%

F-17

GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

Notes to Consolidated Financial Statements

Years Ended December 31, 2002, 2001 and 2000

(Dollar amounts in millions)

The effects of reinsurance on premiums earned for the years ended December 31, 2002, 2001, and 2000 were as follows:

	2002	2001	2000
Direct	$117.9	$128.8	$145.6
Assumed	4.8	3.3	3.3
Ceded	(17.4)	(23.7)	(32.6)

Net premiums earned	$105.3	$108.4	$116.3

Percentage of amount assumed to net	5%	3%	3%

Due to the nature of our insurance contracts, premiums earned approximate premiums written.

Reinsurance recoveries recognized as a reduction of benefits amounted to $42.4, $58.0, and $54.3 for the years ended December 31, 2002, 2001, and 2000, respectively.

(6) Future Annuity and Contract Benefits

(a)	Investment Contracts

Investment contracts are broadly defined to include contracts without significant mortality or morbidity risk. Payments received from sales of investment contracts are recognized by providing a liability equal to the current account value of the policyholder’s contracts. Interest rates credited to investment contracts are guaranteed for the initial policy term with renewal rates determined as necessary by management.

(b)	Insurance Contracts

Insurance contracts are broadly defined to include contracts with significant mortality and/or morbidity risk. The liability for future benefits of insurance contracts is the present value of such benefits less the present value of future net premiums, based on mortality, morbidity, and other assumptions which were appropriate at the time the policies were issued or acquired. These assumptions are periodically evaluated for potential reserve deficiencies. Reserves for cancelable accident and health insurance are based upon unearned premiums, claims incurred but not reported, and claims in the process of settlement. This estimate is based on our experience and the experience of the insurance industry, adjusted for current trends. Any changes in the estimated liability are reflected in income as the estimates are revised.

F-18

GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

Notes to Consolidated Financial Statements

Years Ended December 31, 2002, 2001 and 2000

(Dollar amounts in millions)

The following chart summarizes the major assumptions underlying our recorded liabilities for future annuity and contract benefits:

	Withdraw Assumption	Mortality/ Morbidity Assumption	Interest Rate Assumption	December 31,
				2002	2001
Investment contracts	N/A	N/A	N/A	$8,592.0	$8,788.6
Limited payment contracts	None	(a)	3.0%-12.0%	30.3	17.9
Traditional life insurance contracts	Company Experience	(b)	6.9% grading to 6.5%	316.6	344.2
Universal life type contracts	N/A	N/A	N/A	1,780.8	1,774.9
Accident and health	Company Experience	(c)	7.5% grading to 4.5%	51.8	49.7

Total future annuity and contracts benefits				$10,771.5	$10,975.3

(a)	Either the United States Population Table, 1983 Group Annuitant Mortality Table or 1983 Individual Annuity Mortality Table and Company experience.
(b)	Principally modifications of the 1965-70 or 1975-80 Select and Ultimate Tables and Company experience.
(c)	The 1958 Commissioner’s Standard Ordinary Table, 1964 modified and 1987 Commissioner’s Disability Tables, and Company experience.

(7) Income Taxes

The total provision (benefit) for income taxes for the years ended December 31, 2002, 2001, and 2000 consisted of the following components:

	2002	2001	2000
Current federal income tax	$19.8	$18.2	$(20.8)
Deferred federal income tax	20.8	49.1	90.5

Subtotal-federal income tax	40.6	67.3	69.7

Current state income tax	1.3	0.8	(0.8)
Deferred state income tax	1.0	2.0	4.0

Subtotal-state income tax	2.3	2.8	3.2

Total income tax	$42.9	$70.1	$72.9

F-19

GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

Notes to Consolidated Financial Statements

Years Ended December 31, 2002, 2001 and 2000

(Dollar amounts in millions)

The reconciliation of the federal statutory rate to the effective income tax rate for the years ended December 31, 2002, 2001, and 2000 is as follows:

	2002	2001	2000
Statutory U.S. federal income tax rate	35.0%	35.0%	35.0%
State income tax, net of federal income tax benefit	0.5	0.5	0.5
Non-deductible goodwill amortization	—	1.2	1.0
Dividends-received deduction	(9.1)	(2.9)	(1.7)
Other, net	0.6	1.3	(3.9)

Effective rate	27.0%	35.1%	30.9%

The components of the net deferred income tax liability at December 31, 2002 and 2001 are as follows:

	2002	2001
Assets:
Insurance reserves amounts	$146.8	$161.8
Net unrealized losses on investment securities	8.6	10.4
Net unrealized loss on derivatives	—	5.0

Total deferred income tax asset	155.4	177.2

Liabilities:
Investments	8.1	1.6
Present value of future profits	43.7	47.3
Deferred acquisition costs	203.6	194.6
Other	4.9	9.2

Total deferred income tax liability	260.3	252.7

Net deferred income tax liability	$104.9	$75.5

Based on an analysis of our tax position, management believes it is more likely than not that the results of future operations and implementation of tax planning strategies will generate sufficient taxable income enabling us to realize remaining deferred tax assets. Accordingly, no valuation allowance for deferred tax assets is deemed necessary.

We received a refund of federal and state taxes of $16.4 and $23.9 for the years ended December 31, 2002 and 2001. We also paid $41.1 for federal and state income taxes for the year ended December 31, 2000.

At December 31, 2002 and 2001, the deferred income tax liability was $260.3 and $252.7, respectively. At December 31, 2002 and 2001, the current income tax liability was $30.3 and $2.1, respectively.

(8) Related Party Transactions

We pay investment advisory fees and other fees to affiliates. Amounts incurred for these items aggregated $36.8, $18.3, and $11.1 for the years ended December 31, 2002, 2001, and 2000, respectively. We charge affiliates for certain services and for the use of facilities and equipment which aggregated $58.4, $68.1, and $55.2, for the years ended December 31, 2002, 2001, and 2000, respectively.

In May 2002, we entered into an investment management agreement with GE Asset Management Incorporated (“GEAM”) under which we paid $8.9 to GEAM as compensation for the investment services.

During 2002, we sold certain assets to an affiliate at a fair value established as if it were an arms-length, third party transaction, which resulted in a gain of $17.6.

F-20

GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

Notes to Consolidated Financial Statements

Years Ended December 31, 2002, 2001 and 2000

(Dollar amounts in millions)

We pay interest on outstanding amounts under a credit funding agreement with GNA Corporation, the parent company of GECA. We have a credit line of $500 with GNA. Interest expense under this agreement was $0.1, $0.6, and $1.1 for the years ended December 31, 2002, 2001, and 2000 respectively. We pay interest at the cost of funds of GNA Corporation, which were 1.95% and 2.8%, as of December 31, 2002 and 2001, respectively. The amounts outstanding as of December 31, 2002 and 2001 were $18.1 and $50.5, respectively, and are included with accounts payable and accrued expenses in the Consolidated Balance Sheets.

F-21

GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

Notes to Consolidated Financial Statements

Years Ended December 31, 2002, 2001 and 2000

(Dollar amounts in millions)

(9) Litigation

We, like other insurance companies, are involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurance companies, substantial damages have been sought and/or material settlement payments have been made. Except for the McBride case described below, the ultimate outcome of which, and any effect on us, cannot be determined at this time, management believes that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on our Consolidated Financial Statements.

On November 1, 2000, GE Life and Annuity Assurance Company (“GE Life”) was named as a defendant in a lawsuit filed in Georgia state court related to the sale of universal life insurance policies (McBride v. Life Insurance Co. of Virginia dba GE Life and Annuity Assurance Co.). On December 1, 2000, we successfully removed the case to the United States District Court for the Middle District of Georgia. The complaint is brought as a class action on behalf of all persons who purchased certain universal life insurance policies from GE Life and alleges improper sales practices in connection with the sale of universal life policies. No class has been certified. On February 27, 2002, the Court denied us motion for summary judgment. We have vigorously denied liability with respect to the plaintiff’s allegations and the ultimate outcome, and any effect on us, of the McBride litigation cannot be determined at this time.

(10) Fair Value of Financial Instruments

Assets and liabilities that are reflected in the Consolidated Financial Statements at fair value are not included in the following disclosures; such items include cash and cash equivalents, investment securities, separate accounts, and derivative financial instruments. Other financial assets and liabilities – those not carried at fair value – are discussed in the following pages. Apart from certain borrowings and certain marketable securities, few of the instruments discussed below are actively traded and their fair values must be determined using models. Although management has made every effort to develop the fairest representation of fair value for this section, it would be unusual if the estimates could actually have been realized at December 31, 2002 and 2001.

A description of how fair values are estimated follows:

Borrowings. Based on market quotes or comparables.

Mortgage loans. Based on quoted market prices, recent transactions and/or discounted future cash flows, using rates at which similar loans would have been made to similar borrowers.

Investment contract benefits. Based on expected future cash flows, considering expected renewal premiums, claims, refunds and servicing costs, discounted at a current market rate.

All other instruments. Based on comparable market transactions, discounted future cash flows, quoted market prices, and /or estimates of the cost to terminate or otherwise settle obligations.

Information about certain financial instruments that were not carried at fair value at December 31, 2002 and 2001, is summarized as follows:

F-22

GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

Notes to Consolidated Financial Statements

Years Ended December 31, 2002, 2001 and 2000

(Dollar amounts in millions)

	2002				2001
	Assets (Liabilities)				Assets (Liabilities)
	Notional Amount		Carrying Amount	Estimated Fair Value	Notional Amount		Carrying Amount	Estimated Fair Value
Assets:
Mortgage loans	(a	)	$1,034.7	$1,124.7	(a	)	$938.8	$978.4
Other financial instruments	(a	)	1.6	1.6	(a	)	17.8	17.8
Liabilities:
Borrowings and related instruments:
Borrowings	(a	)	(18.1)	(18.1)	(a	)	(50.5)	(50.5)
Investment contract benefits	(a	)	(8,592.0)	(8,711.1)	(a	)	(8,788.6)	(8,868.4)
Other firm commitments:
Ordinary course of business lending commitments	15.3		—	—	6.7		—	—
Commitments to fund limited partnerships	11.6		—	—	16.0		—	—

(a)	These financial instruments do not have notional amounts.

A reconciliation of current period changes for the years ended December 31, 2002 and 2001, net of applicable income taxes in the separate component of shareholders’ interest labeled “derivatives qualifying as hedges”, follows:

	2002	2001
Net Other Comprehensive Income Balances as of January 1	$(8.1)	$(7.8)
Current period decreases in fair value–net	9.2	(0.1)
Reclassification to earnings, net	1.2	(0.2)

Balance at December 31	$2.3	$(8.1)

Hedges of Future Cash Flows

There was less than $0.01 of ineffectiveness reported in the twelve months ended December 31, 2002 and 2001 in fair values of hedge positions. There were no amounts excluded from the measure of effectiveness in the twelve months ended December 31, 2002 and 2001 related to the hedge of future cash flows.

Of the $(7.8) transition adjustment recorded in shareholders’ interest at January 1, 2001, $(0.2), net of income taxes, was reclassified to income during the twelve month period ended December 31, 2001. The $2.3, net of taxes, recorded in shareholders’ interest at December 31, 2002 is expected to be reclassified to future income, contemporaneously with and primarily offsetting changes in interest expense and interest income on floating-rate instruments. Of this amount $0.9, net of income taxes, is expected to be reclassified to earnings over the twelve-month period ending December 31, 2003. Actual amounts may vary from this amount as a result of market conditions. The amount of $1.2 net of income taxes was reclassified to income over the twelve months ended December 31, 2002. No amounts were reclassified to income during the twelve months ended December 31, 2002 and 2001 in connection with forecasted transactions that were no longer considered probable of occurring.

Derivatives Not Designated as Hedges

At December 31, 2002, there were no derivatives that do not qualify for hedge accounting under SFAS 133, as amended.

F-23

GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

Notes to Consolidated Financial Statements

Years Ended December 31, 2002, 2001 and 2000

(Dollar amounts in millions)

(11) Non-controlled Entities

One of the most common forms of off-balance sheet arrangements is asset securitization. We use GE Capital sponsored and third party entities to facilitate asset securitizations. As part of this strategy, management considers the relative risks and returns of our alternatives and predominately uses GE Capital sponsored entities. Management believes these transactions could be readily executed through third party entities at insignificant incremental cost.

The following table summarizes the current balance of assets sold to QSPEs at December 31:

	2002	2001
Receivables-secured by:
Commercial mortgage loans	$162.4	$183.4
Fixed maturities	129.9	—
Other receivables	117.2	129.4

Total receivables	$409.5	$312.8

We evaluate the economic, liquidity and credit risk related to the above SPEs and believe that the likelihood is remote that any such arrangements could have a significant adverse effect on our operations, cash flows, or financial position. Financial support for certain SPE’s is provided under credit support agreements, in which GE Financial Assurance provides limited recourse for a maximum of $119 million of credit losses in qualifying entities. Assets with credit support are funded by demand notes that are further enhanced with support provided by GE Capital. We may record liabilities, for such guarantees based on our best estimate of probable losses. To date, no QSPE has incurred a loss.

Sales of securitized assets to QSPEs result in a gain or loss based on the difference between sales proceeds, the carrying amount of net assets sold, the fair value of servicing rights and retained interests and an allowance for losses. Beneficial interests and recourse obligations related to such sales that are recognized in our financial statements are as follows:

	December 31,
	2002		2001
	Cost	Fair Value	Cost	Fair Value
Beneficial interest	$17.0	$20.9	$13.9	$15.7
Servicing assets	—	—	—	—
Recourse liability	—	—	—	—

Total	$17.0	$20.9	$13.9	$15.7

Beneficial interest. In certain securitization transactions, we retain an interest in transferred assets. Those interests take various forms and may be subject to credit prepayment and interest rate risks.

Servicing assets. Following a securitization transaction, we retain the responsibility for servicing the receivables, and, as such, are entitled to receive an ongoing fee based on the outstanding principal balances of the receivables. There are no servicing assets nor liabilities recorded as the benefits of servicing the assets are adequate to compensate an independent servicer for its servicing responsibilities.

Recourse liability. As described previously, under credit support agreements we provide recourse for credit losses in special purpose entities. We recognize expected credit losses under these agreements.

F-24

GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

Notes to Consolidated Financial Statements

Years Ended December 31, 2002, 2001 and 2000

(Dollar amounts in millions)

Other Non-controlled Entities. We also have certain investments in associated companies for which we provide varying degrees of financial support and are entitled to a share in the results of the entities’ activities. While all of these entities are substantive operating companies, some may need to be evaluated under FIN 46. The types of support we typically provide to these entities consists of credit enhancement, such as debt guarantees, and other contractual arrangements.

(12) Restrictions on Dividends

Insurance companies are restricted by states as to the aggregate amount of dividends they may pay to their parent in any consecutive twelve-month period without regulatory approval. Generally, dividends may be paid out of earned surplus without approval with thirty days prior written notice within certain limits. The limits are generally based on the lesser of 10% of the prior year surplus or prior year net gain from operations. Dividends in excess of the prescribed limits or our earned surplus require formal approval from the Commonwealth of Virginia State Corporation Commission, Bureau of Insurance. Based on statutory results as of December 31, 2002, we are able to distribute $26.1 in dividends in 2003 without obtaining regulatory approval.

We declared and paid dividends of $9.6 for each of the years ended December 31, 2002, 2001, and 2000.

(13) Supplementary Financial Data

We file financial statements with state insurance regulatory authorities and the National Association of Insurance Commissioners (“NAIC”) that are prepared on an accounting basis prescribed by such authorities (statutory basis). Statutory accounting practices differ from U.S. GAAP in several respects, causing differences in reported net income and shareholders’ interest. Permitted statutory accounting practices encompass all accounting practices not so prescribed but that have been specifically allowed by state insurance authorities. We have no permitted accounting practices.

For the years ended December 31, 2002, 2001, and 2000, statutory net (loss) income and statutory capital and surplus is summarized below:

	2002	2001	2000
Statutory net gain from operations	$26.1	$11.9	$70.7
Statutory capital and surplus	$550.7	$584.4	$592.9

The NAIC has adopted Risk Based Capital (“RBC”) requirements to evaluate the adequacy of statutory capital and surplus in relation to risks associated with (i) asset risk, (ii) insurance risk, (iii) interest rate risk, and (iv) business risks. The RBC formula is designated as an early warning tool for the states to identify possible under-capitalized companies for the purpose of initiating regulatory action. In the course of operations, we periodically monitor our RBC level. At December 31, 2002 and 2001 we exceeded the minimum required RBC levels.

(14) Operating Segment Information

We conduct our operations through two business segments: (1) Wealth Accumulation and Transfer, comprised of products intended to increase the policyholder’s wealth, transfer wealth to beneficiaries or provide a means for replacing the income of the insured in the event of premature death, and (2) Lifestyle Protection and Enhancement, comprised of products intended to protect accumulated wealth and income from the financial drain of unforeseen events. See Note (1)(c) for further discussion of our principal product lines within these two segments.

F-25

GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

Notes to Consolidated Financial Statements

Years Ended December 31, 2002, 2001 and 2000

(Dollar amounts in millions)

The following is a summary of industry segment activity for December 31, 2002, 2001, and 2000:

December 31, 2002 – Segment Data	Wealth Accumulation & Transfer	Lifestyle Protection & Enhancement	Consolidated
Net investment income	$597.4	$2.8	$600.2
Net realized investment gains	55.3	—	55.3
Premiums	44.8	60.5	105.3
Other revenues	284.2	0.4	284.6

Total revenues	981.7	63.7	1,045.4

Interest credited, benefits, and other changes in policy reserves	594.5	45.8	640.3
Commissions	99.2	12.9	112.1
Amortization of intangibles	35.2	0.7	35.9
Other operating costs and expenses	90.5	7.9	98.4

Total benefits and expenses	819.4	67.3	886.7

Income before income taxes	$162.3	$(3.6)	$158.7

Provision (benefit) for income taxes	$44.1	$(1.2)	$42.9

Net income (loss)	$118.2	$(2.4)	$115.8

Total assets	$20,181.6	$166.5	$20,348.1

F-26

GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

Notes to Consolidated Financial Statements

Years Ended December 31, 2002, 2001 and 2000

(Dollar amounts in millions)

December 31, 2001 – Segment Data	Wealth Accumulation & Transfer	Lifestyle Protection & Enhancement	Consolidated
Net investment income	$695.8	$3.1	$698.9
Net realized investment gains	29.1	—	29.1
Premiums	48.2	60.2	108.4
Other revenues	297.8	0.2	298.0

Total revenues	1,070.9	63.5	1,134.4

Interest credited, benefits, and other changes in policy reserves	674.1	42.0	716.1
Commissions	147.1	15.6	162.7
Amortizations of intangibles	50.4	2.1	52.5
Other operating costs and expenses	(2.1)	5.5	3.4

Total benefits and expenses	869.5	65.2	934.7

Income (loss) before income taxes and cumulative effect of change in accounting principle	$201.4	$(1.7)	$199.7

Provision (benefit) for income taxes	$70.6	$(0.5)	$70.1

Net income (loss)	$125.1	$(1.2)	$123.9

Total assets	$22,294.7	$168.0	$22,462.7

December 31, 2000 – Segment Data	Wealth Accumulation & Transfer	Lifestyle Protection & Enhancement	Consolidated
Net investment income	$703.5	$5.4	$708.9
Net realized investment gains	4.3	—	4.3
Premiums	55.3	61.0	116.3
Other revenues	316.2	7.7	323.9

Total revenues	1,079.3	74.1	1,153.4

Interest credited, benefits, and other changes in policy reserves	715.3	40.9	756.2
Commissions	212.8	16.5	229.3
Amortization of intangibles	43.0	2.2	45.2
Other operating costs and expenses	(121.2)	7.9	(113.3)

Total benefits and expenses	849.9	67.5	917.4

Income before income taxes	$229.4	$6.6	$236.0

Provision for income taxes	$70.5	$2.4	$72.9

Net income	$158.9	$4.2	$163.1

Total assets	$22,440.7	$171.8	$22,612.5

F-27

GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

Notes to Consolidated Financial Statements

Years Ended December 31, 2002, 2001 and 2000

(Dollar amounts in millions)

(15) Quarterly Financial Data (unaudited)

Summarized quarterly financial data for the years ended December 31, 2002 and 2001 were as follows:

	First Quarter		Second Quarter		Third Quarter		Fourth Quarter
	2002	2001	2002	2001	2002	2001	2002	2001
Net investment income	$154.7	$188.1	$150.4	$174.3	$152.6	$169.1	$142.5	$167.4

Total revenues	$267.2	$302.6	$210.9	$291.7	$279.7	$262.2	$287.6	$277.9

Earnings (loss) before cumulative effect of change in accounting principle (1)	$32.7	$33.1	$(0.4)	$38.3	$24.1	$21.9	$59.4	$36.3

Net income (loss)	$32.7	$27.4	$(0.4)	$38.3	$24.1	$21.9	$59.4	$36.3

(1)	See note 1 (n) of the Consolidated Financial Statements.

F-28